                                                                    Exhibit 10.1

________________________________________________________________________________
                                               Published CUSIP Number: 18450JAC9

                                CREDIT AGREEMENT

                            DATED AS OF JULY 13, 2004

                                      AMONG

                       CLEAR CHANNEL COMMUNICATIONS, INC.
                                 AS THE COMPANY,

                       CLEAR CHANNEL INTERNATIONAL LIMITED
                         CLEAR CHANNEL INTERNATIONAL BV
                          CLEAR CHANNEL NETHERLANDS BV
                  CLEAR CHANNEL INTERNATIONAL HOLDINGS BV, AND
                              CCW INTERNATIONAL BV
                           AS THE OFFSHORE BORROWERS,

                             BANK OF AMERICA, N.A.,
           AS ADMINISTRATIVE AGENT, OFFSHORE SUB-ADMINISTRATIVE AGENT,
                        SWING LINE LENDER AND L/C ISSUER

                              JPMORGAN CHASE BANK,
                              AS SYNDICATION AGENT,

                                       AND

                                BARCLAYS BANK PLC
                                 CITIBANK, N.A.
                           CREDIT SUISSE FIRST BOSTON
                         DEUTSCHE BANK SECURITIES INC.,
                           AS CO-DOCUMENTATION AGENTS,

                         THE OTHER LENDERS PARTY HERETO

                                      WITH

                         BANC OF AMERICA SECURITIES LLC,
                  AS JOINT LEAD ARRANGER AND JOINT BOOK MANAGER

                                       AND


                          J.P. MORGAN SECURITIES INC.,
                  AS JOINT LEAD ARRANGER AND JOINT BOOK MANAGER

                                TABLE OF CONTENTS

Section                                                                                                                       Page
-------                                                                                                                       ----
ARTICLE I.
DEFINITIONS AND ACCOUNTING TERMS...........................................................................................     1
            1.01        Defined Terms......................................................................................     1
            1.02        Other Interpretive Provisions......................................................................    33
            1.03        Accounting Terms...................................................................................    33
            1.04        Exchange Rates; Currency Equivalents...............................................................    34
            1.05        Additional Alternative Currencies..................................................................    34
            1.06        Change of Currency.................................................................................    36
            1.07        Times of Day.......................................................................................    37
            1.08        Letter of Credit Amounts...........................................................................    37

ARTICLE II.
THE DOMESTIC FACILITY......................................................................................................    37
            2.01        Domestic Committed Loans...........................................................................    37
            2.02        Borrowings, Conversions and Continuations of Domestic Committed Loans..............................    38
            2.03        Domestic Bid Loans.................................................................................    40
            2.04        Domestic Letters of Credit.........................................................................    44
            2.05        Domestic Swing Line Loans..........................................................................    55
            2.06        Prepayments of Domestic Loans and Credit Extensions................................................    59
            2.07        Termination or Reduction of Domestic Commitments...................................................    60
            2.08        Repayment of Domestic Loans and Credit Extensions..................................................    61
            2.09        Interest on Domestic Loans and Credit Extensions...................................................    61
            2.10        Increase in Domestic Commitments...................................................................    62
            2.11        Company Purchase of Domestic Loans.................................................................    63

ARTICLE III.
THE OFFSHORE FACILITY......................................................................................................    65
            3.01        Offshore Loans.....................................................................................    65
            3.02        Prepayments of UK Offshore Loans...................................................................    67
            3.03        Termination or Reduction of Offshore Commitments...................................................    68
            3.04        Repayment of Offshore Loans........................................................................    68
            3.05        Interest on Offshore Loans.........................................................................    69
            3.06        Hybrid Offshore Loans..............................................................................    70
            3.07        Additional Offshore Borrowers......................................................................    74

ARTICLE IV.
THE DOMESTIC FACILITY AND OFFSHORE FACILITY, GENERALLY.....................................................................    75
            4.01        Interest after Default.............................................................................    75
            4.02        Fees...............................................................................................    76
            4.03        Computation of Interest and Fees...................................................................    76
            4.04        Excess of Commitments..............................................................................    77
            4.05        Evidence of Debt...................................................................................    77

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
            4.06        Payments Generally; Administrative Agent's Clawback................................................    78
            4.07        Sharing of Payments by Lenders.....................................................................    81

ARTICLE V.
TAXES, YIELD PROTECTION AND ILLEGALITY.....................................................................................    82
            5.01        Taxes..............................................................................................    82
            5.02        Illegality.........................................................................................    85
            5.03        Inability to Determine Rates.......................................................................    85
            5.04        Increased Costs....................................................................................    86
            5.05        Compensation for Losses............................................................................    88
            5.06        Mitigation Obligations; Replacement of Lenders.....................................................    89
            5.07        Survival...........................................................................................    89

ARTICLE VI.
CONDITIONS PRECEDENT TO CREDIT EXTENSIONS..................................................................................    90
            6.01        Conditions of Initial Credit Extension.............................................................    90
            6.02        Conditions to all Credit Extensions................................................................    92

ARTICLE VII.
REPRESENTATIONS AND WARRANTIES.............................................................................................    93
            7.01        Existence, Qualification and Power; Compliance with Laws...........................................    93
            7.02        Authorization; No Contravention....................................................................    93
            7.03        Governmental Authorization; Other Consents.........................................................    93
            7.04        Binding Effect.....................................................................................    93
            7.05        Financial Statements; No Material Adverse Effect...................................................    94
            7.06        Litigation.........................................................................................    94
            7.07        Ownership of Property; Liens.......................................................................    94
            7.08        Environmental Compliance...........................................................................    95
            7.09        Insurance..........................................................................................    95
            7.10        Taxes..............................................................................................    95
            7.11        ERISA Compliance...................................................................................    95
            7.12        Margin Regulations; Investment Company Act; Public Utility Holding Company Act.....................    96
            7.13        Disclosure.........................................................................................    96
            7.14        Compliance with Laws...............................................................................    97
            7.15        Intellectual Property; Licenses, Etc...............................................................    97
            7.16        Representations as to Foreign Obligors.............................................................    97
            7.17        Solvent............................................................................................    98
            7.18        Blocked Persons List...............................................................................    98

ARTICLE VIII.
AFFIRMATIVE COVENANTS......................................................................................................    99
            8.01        Financial Statements...............................................................................    99
            8.02        Certificates; Other Information....................................................................    99
            8.03        Notices............................................................................................   101
            8.04        Payment of Obligations.............................................................................   102

            8.05        Preservation of Existence, Etc.....................................................................   102
            8.06        Maintenance of Properties..........................................................................   103
            8.07        Maintenance of Insurance...........................................................................   103
            8.08        Compliance with Laws...............................................................................   103
            8.09        Books and Records..................................................................................   103
            8.10        Inspection Rights..................................................................................   103
            8.11        Use of Proceeds....................................................................................   103
            8.12        Approvals and Authorizations.......................................................................   103
            8.13        Primary Lines of Business..........................................................................   104

ARTICLE IX.
NEGATIVE COVENANTS.........................................................................................................   104
            9.01        Liens..............................................................................................   104
            9.02        Investments and Acquisitions.......................................................................   105
            9.03        Indebtedness.......................................................................................   105
            9.04        Sale and Leaseback Transactions....................................................................   106
            9.05        Fundamental Changes................................................................................   106
            9.06        Dispositions.......................................................................................   107
            9.07        Restricted Payments................................................................................   107
            9.08        Transactions with Affiliates.......................................................................   108
            9.09        Restrictive Agreements.............................................................................   108
            9.10        Financial Covenants................................................................................   108

ARTICLE X.
EVENTS OF DEFAULT AND REMEDIES.............................................................................................   108
            10.01       Events of Default..................................................................................   108
            10.02       Remedies Upon Event of Default.....................................................................   111
            10.03       Application of Funds...............................................................................   111

ARTICLE XI.
ADMINISTRATIVE AGENT AND OFFSHORE SUB-ADMINISTRATIVE AGENT.................................................................   113
            11.01       Appointment and Authority..........................................................................   113
            11.02       Rights as a Lender.................................................................................   113
            11.03       Exculpatory Provisions.............................................................................   113
            11.04       Reliance by Administrative Agent and the Offshore Sub-Administrative Agent.........................   114
            11.05       Delegation of Duties...............................................................................   115
            11.06       Resignation of Administrative Agent and the Offshore Sub-Administrative Agent......................   115
            11.07       Non-Reliance on Administrative Agent and Other Lenders.............................................   116
            11.08       No Other Duties, Etc...............................................................................   116
            11.09       Administrative Agent and the Offshore Sub-Administrative Agent May File Proofs of Claim............   116

ARTICLE XII.
MISCELLANEOUS..............................................................................................................   117
            12.01       Amendments, Etc....................................................................................   117
            12.02       Notices; Effectiveness; Electronic Communication...................................................   119

            12.03       No Waiver; Cumulative Remedies.....................................................................   121
            12.04       Expenses; Indemnity; Damage Waiver.................................................................   121
            12.05       Payments Set Aside.................................................................................   123
            12.06       Successors and Assigns.............................................................................   124
            12.07       Treatment of Certain Information; Confidentiality..................................................   129
            12.08       Right of Setoff....................................................................................   129
            12.09       Interest Rate Limitation...........................................................................   130
            12.10       Counterparts; Integration; Effectiveness...........................................................   130
            12.11       Survival of Representations and Warranties.........................................................   130
            12.12       Severability.......................................................................................   131
            12.13       Replacement of Lenders.............................................................................   131
            12.14       Governing Law; Jurisdiction; Etc...................................................................   132
            12.15       Waiver of Jury Trial...............................................................................   132
            12.16       USA PATRIOT Act Notice.............................................................................   133
            12.17       Know Your Customer Rules...........................................................................   133
            12.18       Judgment Currency..................................................................................   133
            12.19       Designation as Senior Debt.........................................................................   134
            12.20       Offshore Borrowers' Agent..........................................................................   134
            12.21       The Administrative Agent and the Offshore Sub-Administrative Agent.................................   134
            12.22       Joint and Several Terms............................................................................   135
            12.23       Entire Agreement...................................................................................   135
            12.24       Lender Certification...............................................................................   135
            12.25       Professional Market Party..........................................................................   135

            SIGNATURES.....................................................................................................   S-1

SCHEDULES

      1.01  Mandatory Cost Formulae
      1.02  Existing Letters of Credit
      2.01  Commitments and Applicable Percentages
      7.05  Supplement to Interim Financial Statements
      12.02 Administrative Agent's Office, Offshore Sub-Administrative Agent's Office, Certain Addresses for Notices

EXHIBITS

            Form of

      A-1   Committed Loan Notice
      A-2   Company Hybrid Offshore Loan Notice
      B     Swing Line Loan Notice
      C     UK Offshore Loan Notice
      D-1   Domestic Note
      D-2   Offshore Note
      E     Compliance Certificate
      F     Assignment and Assumption
      G     Company Guaranty
      H-1   Bid Request
      H-2   Competitive Bid

                       CLEAR CHANNEL COMMUNICATIONS, INC.

                                 $1,750,000,000
             (WITH AN UNCOMMITTED INCREASE OPTION TO $2,500,000,000)

                                CREDIT AGREEMENT

      This CREDIT AGREEMENT ("Agreement") is entered into as of July 13, 2004, among Clear Channel Communications, Inc., a Texas corporation (the "Company"), Clear Channel International Limited and Clear Channel International BV, Clear Channel Netherlands BV, Clear Channel International Holdings BV, and CCW International BV (together with such other offshore borrowers selected by the Company and added to this Agreement in accordance with the terms of Section 3.07, the "Offshore Borrowers" and such Offshore Borrowers, collectively referred to together with the Company, the "Borrowers" and each, a "Borrower"), each lender from time to time party hereto, BANK OF AMERICA, N.A., as Administrative Agent, Offshore Sub-Administrative Agent, Swing Line Lender and L/C Issuer, and JPMORGAN CHASE BANK, as Syndication Agent.

      The Company has requested that the Domestic Lenders provide a revolving credit Domestic Facility to the Company, and that the Offshore Lenders provide a revolving credit Offshore Facility to the Borrowers.

      The Domestic Lenders are willing to provide the Domestic Facility, and the Offshore Lenders are willing to provide the Offshore Facility, in each case on the terms and conditions set forth herein.

      In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                                   ARTICLE I.
                        DEFINITIONS AND ACCOUNTING TERMS

      1.01 DEFINED TERMS. As used in this Agreement, the following terms shall have the meanings set forth below:

      "Absolute Rate" means a fixed rate of interest expressed in multiples of 1/100th of one basis point.

      "Absolute Rate Loan" means a Bid Loan that bears interest at a rate determined with reference to an Absolute Rate.

      "Acquisition" means (whether by purchase, exchange, issuance of stock or other equity or debt securities, merger, reorganization or any other method) (i) any acquisition by the Company or any of its Subsidiaries of any other Person, which Person shall then become consolidated with the Company or any such Subsidiary in accordance with GAAP, or (ii) any acquisition by the Company or any of its Subsidiaries of all or any substantial amount of the assets of any other

Person. For purposes of the preceding sentence, an amount of assets shall be deemed to be "substantial" if such assets have a fair market value in excess of $1,000,000; provided, however, that the purchase of equipment and other goods and services in the ordinary course of business shall not be deemed to be "Acquisitions".

      "Administrative Agent" means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

      "Administrative Agent's Office" means, with respect to any currency, the Administrative Agent's address and, as appropriate, account as set forth on
Schedule 12.02 with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify to the Company and the Domestic Lenders.

      "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

      "Affiliate" means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

      "Agents" means the Administrative Agent and the Offshore
Sub-Administrative Agent.

      "Aggregate Domestic Commitments" means the Domestic Commitments of all the Domestic Lenders, which shall not be in excess of $1,600,000,000, except to the extent increased in accordance with the terms of Section 2.10.

      "Aggregate Offshore Commitments" means the Offshore Commitments of all the Offshore Lenders, which shall not be in excess of $150,000,000.

      "Aggregate Total Commitments" means the sum of the Aggregate Domestic Commitments and the Aggregate Offshore Commitments of all the Domestic Lenders and Offshore Lenders, which shall not be in excess of $1,750,000,000, except to the extent increased in accordance with the terms of Section 2.10.

      "Agreement" means this Credit Agreement.

      "Alternative Currency" means (a) with respect to Committed Loans, each of Euro, Sterling, and the lawful currency of Switzerland and Australia, provided that in the opinion of Administrative Agent, in its discretion, such currency is at such time freely traded in the offshore interbank foreign exchange markets and is freely transferable and freely convertible into Dollars, and each other currency (other than Dollars) that is approved in accordance with Section 1.05,
(b) with respect to Letters of Credit, each of Euro, Sterling, and the lawful currency of Switzerland, Australia, Canada, Mexico, Denmark, Norway, Sweden, New Zealand, Singapore, Taiwan, Thailand and Hong Kong, provided that in the opinion of the applicable L/C Issuer in its sole discretion, such currency is at such time freely traded in the offshore interbank foreign exchange markets and is freely transferable and freely convertible into Dollars, and each other currency (other than Dollars) that is approved in accordance with Section 1.05,
(c) with respect to Swing Line Loans, the lawful currency of Mexico, Denmark, Norway, Sweden, New Zealand, Singapore, Taiwan, Thailand and Hong Kong, provided that, in the opinion of the Swing Line Lender, in its sole discretion, such currency is at such time freely traded in the offshore interbank foreign exchange markets and is freely transferable and freely convertible into Dollars and each other currency (other than Dollars) that is approved in accordance with
Section 1.05), and (d) with respect to Offshore Loans, each of Euro, Sterling, Dollars, and the lawful currency of Switzerland, Australia, Norway, Sweden, Denmark, Singapore and Canada, provided that (i) in the opinion of the Administrative Agent and the Offshore Sub-Administrative Agent, in their sole discretion, such currency is at such time freely traded in the offshore interbank foreign exchange markets and is freely transferable and freely convertible into Dollars and (ii) if any Offshore Lender is unable to fund in any such currency it shall have the option to fund in Euro in accordance with the terms of Section 1.05(a), and each other currency (other than Dollars) that is approved in accordance with Section 1.05.

      "Alternative Currency Equivalent" means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent, the Offshore Sub-Administrative Agent, the Swing Line Lender or the applicable L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars.

      "Applicable Law" means (a) in respect of any Person, all provisions of Laws applicable to such Person, and all orders and decrees of all courts and determinations of arbitrators applicable to such Person including, without limitation, the Communications Act and all FCC Regulations, and (b) in respect of contracts made or performed in the State of Texas, "Applicable Law" shall also mean the laws of the United States of America, including, without limitation in addition to the foregoing, 12 USC Sections 85 and 86, as amended to the date hereof and as the same may be amended at any time and from time to time hereafter, and any other statute of the United States of America now or at any time hereafter prescribing the maximum rates of interest on loans and extensions of credit, and the laws of the State of Texas.

      "Applicable Rate" means, from time to time, the following percentages per annum, based upon the Debt Rating as set forth below:

                                                              APPLICABLE RATE

PRICING                                                               EUROCURRENCY RATE AND LETTER OF
 LEVEL                 DEBT RATING               FACILITY FEE                   CREDIT FEE                   BASE RATE
------              -----------------            ------------         -------------------------------        ---------
   I                  A/A3 OR BETTER                0.090%                        0.200%                       0.000%
  II                   BBB+ / Baa1                  0.100%                        0.300%                       0.000%
  III                   BBB / Baa2                  0.125%                        0.375%                       0.000%
  IV                   BBB- / Baa3                  0.175%                        0.450%                       0.000%
   V                    BB+ / Ba1                   0.225%                        0.525%                       0.000%
  VI                BB / Ba2 OR LOWER               0.300%                        1.200%                       0.000%

            "Debt Rating" means, as of any date of determination, the rating as determined by either S&P or Moody's (collectively, the "Debt Ratings") of the

      Company's non-credit-enhanced, senior unsecured long-term debt; provided that if a different Debt Rating is issued by each of the foregoing rating agencies, then the higher of such Debt Ratings shall apply (with the Debt Rating for Pricing Level 1 being the highest and the Debt Rating for Pricing Level 6 being the lowest), unless there is a split in Debt Ratings of more than one level, in which case the Pricing Level that is one level lower than the Pricing Level of the highest Debt Rating shall apply.

Initially, the Applicable Rate shall be determined based upon the Debt Rating specified as of the Closing Date. Thereafter, each change in the Applicable Rate resulting from a publicly announced change in the Debt Rating shall be effective commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change.

      "Applicable Time" means, with respect to any borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent, the Offshore Sub-Administrative Agent, the Swing Line Lender or the applicable L/C Issuer, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.

      "Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender, provided that, so long as there exists no Default, no Approved Fund may be a Public Lender.

      "Arrangers" means Banc of America Securities LLC and J.P. Morgan Securities Inc., in their capacity as lead arrangers and book managers.

      "Assignment and Assumption" means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 12.06(b)), and accepted by the Administrative Agent (and the Offshore Sub-Administrative Agent, if Offshore Loans are being assigned), in substantially the form of Exhibit F, or any other form approved by the Administrative Agent.

      "Attributable Indebtedness" means, on any date, (a) in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.

      "Audited Financial Statements" means the audited consolidated balance sheet of the Company and its Subsidiaries for the fiscal year ended December 31, 2003, and the related consolidated statements of operations, changes in shareholders' equity and cash flows for such fiscal year of the Company and its Subsidiaries, including the notes thereto.

      "Availability Period" means the period from and including the Closing Date to the earliest of (a) the Maturity Date, (b) the date of termination of the Aggregate Domestic Commitments and the Aggregate Offshore Commitments pursuant to Section 2.07 and Section 3.03, and (c) the date of termination of the commitment of each Lender to make Loans and of the obligation of the L/C Issuers to make L/C Credit Extensions pursuant to Section 10.02.

      "Bank of America" means Bank of America, N.A. and its successors.

      "Base Rate" means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." The "prime rate" is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

      "Base Rate Committed Loan" means a Committed Loan that is a Base Rate
Loan.

      "Base Rate Hybrid Offshore Loan" means a Hybrid Offshore Loan that is a Base Rate Loan.

      "Base Rate Loan" means a Loan that bears interest based on the Base Rate. All Base Rate Loans shall be denominated in Dollars.

      "BAS Fee Letter" means the letter agreement, dated May 17, 2004, among the Company, the Administrative Agent and Banc of America Securities LLC.

      "Bid Borrowing" means a borrowing consisting of simultaneous Bid Loans of the same Type from each of the Domestic Lenders whose offer to make one or more Bid Loans as part of such borrowing has been accepted under the auction bidding procedures described in Section 2.03.

      "Bid Loan" has the meaning specified in Section 2.03(a).

      "Bid Loan Lender" means, in respect of any Bid Loan, the Domestic Lender making such Bid Loan to the Company.

      "Bid Loan Sublimit" means an amount equal to the lesser of (a) $300,000,000 and (b) the Aggregate Domestic Commitments. The Bid Loan Sublimit is part of, and not in addition to, the Aggregate Domestic Commitments.

      "Bid Request" means a written request for one or more Bid Loans substantially in the form of Exhibit H-1, or in such other form acceptable to the Administrative Agent.

      "Borrower" and "Borrowers" each has the meaning specified in the introductory paragraph hereto.

      "Borrower Materials" has the meaning ascribed thereto in Section 8.02.

      "Borrowing" means a Committed Borrowing, a Bid Borrowing, a Hybrid Offshore Borrowing, a UK Offshore Borrowing or a Swing Line Borrowing, as the context may require.

      "Business Day" means (a) with respect to Domestic Loans and Hybrid Offshore Loans, any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state of Texas and where the Administrative Agent's Office with respect to Obligations denominated in Dollars is located (and in the case of Hybrid Offshore Loans, which satisfies clause (b) as well), and (b) with respect to UK Offshore Loans, any day other than a Saturday or Sunday on which banks are open for general business in London, and, in each case of (a) and (b) preceding:

            (1) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Dollars, any fundings, disbursements, settlements and payments in Dollars in respect of any such Eurocurrency Rate Loan, or any other dealings in Dollars to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means any such day on which dealings in deposits in Dollars are conducted by and between banks in the London interbank eurodollar market;

            (2) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Eurocurrency Rate Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means a TARGET Day;

            (3) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in a currency other than Dollars or Euro, means any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the London or other applicable offshore interbank market for such currency; and

            (4) if such day relates to any fundings, disbursements, settlements and payments in a currency other than Dollars or Euro in respect of a Eurocurrency Rate Loan denominated in a currency other than Dollars or Euro, or any other dealings in any currency other than Dollars or Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency.

      "Cash Collateral" has the meaning specified in Section 2.04(g).

      "Cash Collateralize" has the meaning specified in Section 2.04(g).

      "Change in Law" means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority.

      "Change of Control" means an event or series of events by which:

            (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have "beneficial ownership" of all securities that such person or group has the right to acquire (such right, an "option right"), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, other than Permitted Holders, of 50% or more of the equity securities of the Company, normally entitled (without regard to the occurrence of any contingency) to vote for members of the board of directors or equivalent governing body of the Company on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or

            (b) during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Company cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period,
      (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or by Permitted Holders.

      "Closing Date" means the first date all the conditions precedent in
Section 6.01 are satisfied or waived in accordance with Section 12.01.

      "Code" means the Internal Revenue Code of 1986.

      "Commitment" means, as to each Lender, its Domestic Commitment and its Offshore Commitment, in an aggregate principal amount at any one time outstanding not to exceed the aggregate Dollar amount set forth opposite such Lender's name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

      "Committed Borrowing" means a borrowing consisting of simultaneous Committed Loans of the same Type, in the same currency and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Domestic Lenders pursuant to Section 2.01.

      "Committed Loan" means a Domestic Loan that has the meaning specified in
Section 2.01.

      "Committed Loan Notice" means a notice of (a) a Committed Borrowing, (b) a conversion of Committed Loans from one Type to the other, or (c) a continuation of Eurocurrency Rate Loans that are Committed Loans pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A-1, or in such other form acceptable to the Administrative Agent.

      "Communications Act" shall mean the Communications Act of 1934, and any similar or successor federal statute, and the rules and regulations of the FCC thereunder, all as the same may be in effect from time to time.

      "Company" has the meaning specified in the introductory paragraph hereto.

      "Company Guaranty" means the Company Guaranty made by the Company in favor of the Offshore Sub-Administrative Agent, the Administrative Agent and the Offshore Lenders, substantially in the form of Exhibit G, guaranteeing the obligations of the Offshore Borrowers under the Offshore Loan.

      "Company Hybrid Offshore Loan Notice" means a notice of (a) a Hybrid Offshore Borrowing to be made by the Company in the United States through the Administrative Agent, in accordance with the provisions of Section 3.06, or (b) a conversion to, or continuation of a Hybrid Offshore Loan requested by the Company in the United States through the Administrative Agent in accordance with the provisions of Section 3.06, which, if in writing, shall be substantially in the form of Exhibit A-2, or in such other form acceptable to the Administrative Agent.

      "Competitive Bid" means a written offer by a Domestic Lender to make one or more Bid Loans, substantially in the form of Exhibit H-2, or in such other form acceptable to the Administrative Agent, duly completed and signed by a Domestic Lender.

      "Compliance Certificate" means a certificate substantially in the form of Exhibit E, or in such other form acceptable to the Administrative Agent.

      "Consolidated Funded Indebtedness" means, as of any date of determination, for any Person and its Subsidiaries on a consolidated basis, without duplication, the sum of (a) the outstanding principal amount of all indebtedness and other obligations, whether current or long-term, for borrowed money (including, with respect to the Company, Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) all purchase money indebtedness, (c) all direct or contingent obligations arising under letters of credit (including standby and commercial), bankers' acceptances, bank guaranties and similar instruments, excluding surety, bid, appeal or performance bonds, (d) all obligations in respect of the deferred purchase price of property or services, but only if such deferral is in excess of 120 days, (other than trade accounts payable and other accrued liabilities arising in the ordinary course of business), (e) Attributable Indebtedness in respect of capital leases and Synthetic Lease Obligations, (f) without duplication, all Guarantees with respect to outstanding indebtedness of the types specified in clauses (a) through (e) above of Persons other than such Person or a Subsidiary of such Person, and (g) all indebtedness of the types referred to in clauses (a) through
(f) above of any partnership or joint venture as to which creditors have recourse to the holders of its equity interests, unless such indebtedness is expressly made non-recourse to such Person or such Subsidiary.

      "Consolidated Interest Coverage Ratio" means, as of any date of determination, the ratio of (a) Operating Cash Flow for the period of the four prior fiscal quarters ending on such date to (b) Interest Expense for such period.

      "Consolidated Leverage Ratio" means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness of the Company as of such date to
(b) Operating Cash Flow for the period of the four prior fiscal quarters ending on such date. For purposes of calculating the Consolidated Leverage Ratio as of any date of determination, Consolidated Funded Indebtedness shall (i) be reduced by the amount of cash on hand of the Company as of such date in excess of $150,000,000 up to a maximum amount of $750,000,000, and (ii) exclude 80% of the principal amount of any issued and outstanding Mandatory Convertible Securities as of such date.

      "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

      "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

      "Credit Extension" means each of the following: (a) a Borrowing and (b) an L/C Credit Extension.

      "Debt Rating" has the meaning specified in the definition of "Applicable Rate."

      "Debtor Relief Laws" means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

      "Default" means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

      "Default Rate" means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate, if any, applicable to Base Rate Loans plus (iii) 2% per annum; provided, however, that with respect to a Eurocurrency Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate and any Mandatory Cost) otherwise applicable to such Loan plus 2% per annum, and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate plus 2% per annum.

      "Defaulting Lender" means any Lender that (a) has failed to fund any portion of the Loans, participations in L/C Obligations or participations in Swing Line Loans required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder, (b) has otherwise failed to pay over to the Administrative Agent, the Offshore Sub-Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute, or (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding.

      "Disposition" or "Dispose" means the sale, transfer, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

      "Dollar" and "$" mean lawful money of the United States.

      "Dollar Equivalent" means, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in Dollars as determined by the Administrative Agent, the Offshore Sub-Administrative Agent, the Swing Line Lender or the applicable L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency.

      "Domestic Applicable Percentage" means with respect to any Domestic Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Domestic Commitments represented by such Domestic Lender's Domestic Commitment at such time. If the commitment of each Domestic Lender to make Committed Loans and the obligation of the L/C Issuers to make L/C Credit Extensions have been terminated pursuant to Section 10.02 or if the Aggregate Domestic Commitments have expired, then the Domestic Applicable Percentage of each Domestic Lender shall be determined based on the Domestic Applicable Percentage of such Domestic Lender most recently in effect, giving effect to any subsequent assignments. The initial Domestic Applicable Percentage of each Domestic Lender is set forth opposite the name of such Domestic Lender on
Schedule 2.01 or in any Assignment and Assumption or amendment pursuant to which such Domestic Lender becomes a party hereto, as applicable.

      "Domestic Commitment" means, as to each Domestic Lender, its obligation to
(a) make Committed Loans to the Company pursuant to Section 2.01, (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the Dollar amount set forth opposite such

Domestic Lender's name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Domestic Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

      "Domestic Facility" means the Domestic Loans and the L/C Credit Extensions extended to the Company by the Domestic Lenders in accordance with Article II and the other terms and provisions of this Agreement and the Loan Documents, in a maximum amount not to exceed $1,600,000,000, unless increased in accordance with the terms of Section 2.10.

      "Domestic Lender" means on any date of determination in respect of Domestic Loans, the Lenders making such Domestic Loans on such date, including the Swing Line Lender and each Bid Loan Lender on such date.

      "Domestic Loan" means an extension of credit by a Domestic Lender to the Company under Article II in the form of a Committed Loan, a Bid Loan, or a Swing Line Loan.

      "Domestic Note" means a promissory note made by the Company in favor of a Domestic Lender evidencing Domestic Loans and Credit Extensions made by such Domestic Lender to the Company, substantially in the form of Exhibit D-1.

      "Domestic Subsidiary" means any Subsidiary that is organized under the laws of any political subdivision of the United States.

      "Domestic Total Outstandings" means the aggregate Outstanding Amount of all Domestic Loans and all L/C Obligations.

      "Domestic Uncommitted Increase Amount" has the meaning ascribed thereto in
Section 2.10.

      "Eligible Assignee" means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent, each of the L/C Issuers and the Swing Line Lender with respect to Domestic Loans, and the Offshore Sub-Administrative Agent with respect to Offshore Loans, and (ii) unless an Event of Default has occurred and is continuing, the Company (each such approval not to be unreasonably withheld or delayed, provided that the Company may withhold approval with respect to any Person because they are a Public Lender); provided that notwithstanding the foregoing, "Eligible Assignee" shall not include the Company, any other Borrower or any of the Company's or other Borrower's Affiliates or Subsidiaries; and provided further, however, that an Eligible Assignee shall include only a Lender, an Affiliate of a Lender or another Person, which, through its Lending Offices, is capable of lending the applicable Alternative Currencies to the relevant Borrowers without the imposition of any Taxes or additional Taxes, as the case may be.

      "EMU" means the economic and monetary union in accordance with the Treaty of Rome 1957, as amended by the Single European Act 1986, the Maastricht Treaty of 1992 and the Amsterdam Treaty of 1998.

      "EMU Legislation" means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency.

      "Environmental Laws" means any and all applicable Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any Hazardous Materials into the environment.

      "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company, any other Borrower or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

      "Equity Interests" means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination, provided that, "Equity Interests" when used with respect to the Company shall specifically exclude the Mandatory Convertible Securities and debt securities convertible into any of the foregoing.

      "ERISA" means the Employee Retirement Income Security Act of 1974.

      "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Company within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

      "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan;
(b) a withdrawal by the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate.

      "EURIBOR" means, in relation to any UK Offshore Loan in Euro:

            (a)   the applicable Screen Rate; or

            (b) (if no Screen Rate is available for the Interest Period of that UK Offshore Loan) the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Offshore Sub-Administrative Agent at its request quoted by the Reference Banks to leading banks in the European interbank market, as of 11:00 am (Brussels time) on the Quotation Day for the offering of deposits in Euro for a period comparable to the Interest Period of the relevant UK Offshore Loan.

      "Euro" and "EUR" mean the lawful currency of the Participating Member States introduced in accordance with the EMU Legislation.

      "Euro Equivalent" means, at any time, (a) with respect to any amount denominated in Euro, such amount, and (b) with respect to any amount denominated in Dollars or any Alternative Currency other than Euro, the equivalent amount thereof in Euro, as determined by the Administrative Agent or the Offshore Sub-Administrative Agent, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Euro with Dollars or such Alternative Currency.

      "Eurocurrency Bid Margin" means the margin above or below the Eurocurrency Rate determined for Dollars to be added to or subtracted from the Eurocurrency Rate determined for Dollars, which margin shall be expressed in multiples of 1/100th of one basis point.

      "Eurocurrency Margin Bid Loan" means a Bid Loan that bears interest at a rate based upon the Eurocurrency Rate determined for Dollars.

      "Eurocurrency Rate" means for any Interest Period with respect to a Eurocurrency Rate Loan:

            (a) with respect to Domestic Loans and Offshore Loans, the applicable Screen Rate for such Interest Period; or

            (b) with respect to Domestic Loans and Hybrid Offshore Loans only, if the applicable Screen Rate shall not be available, the rate per annum determined by the Administrative Agent as the rate of interest at which deposits in the relevant currency for delivery on the first day of such Interest Period in Same Day Funds in the approximate amount of the Eurocurrency Rate Loan being made, continued or converted by the Administrative Agent and with a term equivalent to such Interest Period would be offered by the Administrative Agent or the Offshore Sub-Administrative Agent to major banks in the London or other offshore interbank market for such currency at their request at approximately 4:00 p.m. (London time) two Business Days prior to the first day of such Interest Period.

      "Eurocurrency Rate Loan" means (a) a Committed Loan that bears interest at a rate based on the Eurocurrency Rate, (b) a Eurocurrency Margin Bid Loan, (c) a Swing Line Alternative Currency Loan, (d) a UK Offshore Loan, or (e) a Hybrid Offshore Loan that bears interest at a rate based on the Eurocurrency Rate, in each case as applicable in the context used, and "Eurocurrency Rate Loans" means all such Loans. Eurocurrency Rate Loans that are Committed Loans or Hybrid Offshore Loans may be denominated in Dollars or in an Alternative Currency, but all Committed Loans and Hybrid Offshore Loans denominated in an Alternative Currency must be Eurocurrency Rate Loans.

      "Event of Default" has the meaning specified in Section 10.01.

      "Excluded Taxes" means, with respect to any Agent, any Lender, the L/C Issuers or any other recipient of any payment to be made by or on account of any obligation of any Borrower hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which such Borrower is located and (c) except as provided in the following sentence, in the case of a Foreign Lender (other than an assignee pursuant to a request by the Company under Section 12.13), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office) or is attributable to such Foreign Lender's failure or inability (other than as a result of a Change in Law) to comply with Section 5.01(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the applicable Borrower with respect to such withholding tax pursuant to Section 5.01(a).

      "Existing $2 Billion Credit Agreement" means that certain Fourth Amended and Restated Credit Agreement, among the Company, Bank of America, N.A. as administrative agent, Fleet National Bank, as documentation agent, Bank of Montreal, as co-syndication agent and Toronto Dominion (Texas), Inc., as co-syndication agent and certain lenders, dated as of June 15, 2000, as amended through the date hereof.

      "Existing $3 Billion Credit Agreement" means that certain Credit Agreement, among the Company, Bank of America, N.A. as administrative agent, Chase Securities Inc., as syndication agent and certain lenders, dated as of August 30, 2000, as amended through the date hereof.

      "Existing Letters of Credit" means those Letters of Credit listed on
Schedule 1.02 hereto.

      "Facility Fee Letter" means the letter agreement, dated May 17, 2004, among the Company, the Administrative Agent, the Syndication Agent and the Arrangers.

      "FCC" shall mean the Federal Communications Commission and any successor or substitute governmental commission, agency, department, board or authority performing functions similar to those performed by the Federal Communications Commission on the date hereof.

      "FCC Regulations" shall mean all rules, regulations, written policies, orders and decisions of the FCC under the Communications Act.

      "Federal Funds Rate" means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

      "Fee Letters" means the Facility Fee Letters and the BAS Fee Letter.

      "Foreign Lender" means, with respect to any Borrower, any Lender that is organized under the laws of a jurisdiction other than that in which such Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

      "Foreign Obligor" means a Borrower that is a Foreign Subsidiary.

      "Foreign Subsidiary" means any Subsidiary that is organized under the laws of a jurisdiction other than the United States, a State thereof or the District of Columbia.

      "FRB" means the Board of Governors of the Federal Reserve System of the United States.

      "Fund" means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

      "GAAP" means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

      "Governmental Authority" means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central
Bank).

      "Granting Lender" has the meaning specified in Section 12.06(h).

      "Guarantee" means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Consolidated Funded Indebtedness payable by another Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Consolidated Funded Indebtedness, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Consolidated Funded Indebtedness of the payment of such Consolidated Funded Indebtedness, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Consolidated Funded Indebtedness, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Consolidated Funded Indebtedness of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), but in each case excluding the endorsement of checks, drafts and other negotiable instruments and documents in the ordinary course of business, or (b) any Lien on any assets of such Person securing any Consolidated Funded Indebtedness of any other Person, whether or not such Consolidated Funded Indebtedness is assumed by such Person (or any right, contingent or otherwise, of any holder of such Consolidated Funded Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term "Guarantee" as a verb has a corresponding meaning.

      "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

      "Highest Lawful Rate" means at the particular time in question the maximum rate of interest which, under Applicable Law, any Lender is then permitted to charge on the Obligations. If the maximum rate of interest which, under Applicable Law, any Lender is permitted to charge on the Obligations shall change after the date hereof, the Highest Lawful Rate shall be automatically increased or decreased, as the case may be, from time to time as of the effective time of each change in the Highest Lawful Rate without notice to any Borrower. For purposes of determining the Highest Lawful Rate under Applicable Law, the indicated rate ceiling shall be the lesser of (a)(i) the "weekly ceiling", as that expression is defined in
Section 303.003 of the Texas Finance Code, as amended, or (ii) if available in accordance with the terms thereof and at the Administrative Agent's option after notice to any Borrower and otherwise in accordance with the terms of Section
303.103 of the Texas Finance Code, as amended, the "annualized ceiling" and
(b)(i) if the amount outstanding under this Agreement is less than $250,000, twenty-four percent (24%), or (ii) if the amount under this Agreement is equal to or greater than $250,000, twenty-eight percent (28%) per annum.

      "Hybrid Offshore Borrowing" means a borrowing consisting of simultaneous Hybrid Offshore Loans in the same currency and if such Hybrid Offshore Loans are not Base Rate Hybrid Offshore Loans, having the same Interest Period, made by each of the Offshore Lenders pursuant to Article III.

      "Hybrid Offshore Loans" has the meaning ascribed thereto in Section 3.06.

      "Indemnified Taxes" means Taxes other than Excluded Taxes.

      "Indemnitees" has the meaning specified in Section 12.04(b).

      "Interest Expense" means, for any period, determined in accordance with GAAP on a consolidated basis for the Company and its Subsidiaries, the gross interest expense (after giving effect to interest rate swaps, caps, collars and hedges) for such period on Consolidated Funded Indebtedness of the Company, minus the sum of (a) interest income for such period, plus (b) to the extent not included in the determination of such gross interest expense, upfront costs or fees expended during such period in connection with the execution and delivery of documentation relating to the Loan Documents, provided that, if any upfront costs and fees have been previously included in a prior period, such costs and fees shall be deducted in determining Interest Expense for such period. If during any period for which Interest Expense is being determined the Company or any of its Subsidiaries shall have made an Acquisition or asset disposition, then, for all purposes of this Agreement, Interest Expense shall be adjusted for the relevant period on a pro forma basis as if the relevant Acquisition or asset disposition had been made or consummated on the first day of such period and assuming (i) in the case of an Acquisition, the principal amount of any Consolidated Funded Indebtedness of the Company incurred in connection with such Acquisition had been outstanding for the entire duration of such period at the rate of interest applicable to such Consolidated Funded Indebtedness at the time of incurrence of such Consolidated Funded Indebtedness or (ii) in the case of any asset disposition, any Consolidated Funded Indebtedness of the Company which on a pro forma basis has been repaid or which is no longer an obligation of the Company or any of its Subsidiaries as a result of such asset disposition had been repaid or was not an obligation of the Company or any of its Subsidiaries as of the first day of such period.

      "Interest Payment Date" means, (a) as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided, however, that if any Interest Period for a Eurocurrency Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be the

Interest Payment Dates; and (b) as to any Base Rate Loan (including a Swing Line
Loan), the last Business Day of each March, June, September and December and the Maturity Date.

      "Interest Period" means (a) as to each Committed Loan that is a Eurocurrency Rate Loan, the period commencing on the date such Eurocurrency Rate Loan is disbursed or converted to or continued as a Eurocurrency Rate Loan and ending on the date one, two, three, six and, subject to Lenders' availability, nine or twelve months thereafter, as selected by the Company in its Committed Loan Notice, (b) as to each Eurocurrency Margin Bid Loan, the period commencing on the date such Eurocurrency Margin Bid Loan is disbursed or converted to or continued as a Eurocurrency Margin Bid Loan and ending on the date one, two, three, six and, subject to Lenders' availability, nine or twelve months thereafter, as selected by the Company in its Bid Request, (c) as to each Swing Line Alternative Currency Loan, the period commencing on the date such Swing Line Alternative Currency Loan is disbursed and ending on the date one, two or three months thereafter as selected by the Company, (d) as to each UK Offshore Loan and each Hybrid Offshore Loan except Base Rate Hybrid Offshore Loans, the period commencing on the date such Offshore Loan is disbursed or converted to or continued as a Eurocurrency Rate Loan and ending on the date one, two, three, six and, subject to Lenders' availability, nine or twelve months thereafter, as selected by (i) the Offshore Borrowers' Agent in its Offshore Loan Notice, or, for Offshore Loans made in Euro, Sterling and the lawful currency of Switzerland only, any Interest Period between seven days and six months, in each case for this subsection (i) for UK Offshore Loans, or (ii) the Company in its Company Hybrid Offshore Loan Notice, subject to Lenders' availability, as applicable, and (e) as to each Absolute Rate Loan, a period of not less than 14 days and not more than 180 days as selected by the Company in its Bid Request; provided that:

            (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

            (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

            (iii) no Interest Period shall extend beyond the Maturity Date.

      "Investment" means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Consolidated Funded Indebtedness of such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person if such assets have a fair market value in excess of $10,000,000, in each case in this subsection (c) that constitute a business unit, but excluding purchases of equipment and goods and services in the ordinary course of business.

      "IP Rights" has the meaning specified in Section 7.15.

      "IRS" means the United States Internal Revenue Service.

      "ISP" means, with respect to any Letter of Credit, the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

      "Issuer Documents" means with respect to any Letter of Credit, the Letter Credit Application and any other document, agreement and instrument entered into by any L/C Issuer and the Company (or any Subsidiary) or in favor of any L/C Issuer and relating to any such Letter of Credit.

      "Laws" means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, any Governmental Authority, in each case whether or not having the force of law.

      "L/C Advance" means, with respect to each Domestic Lender, such Domestic Lender's funding of its participation in any L/C Borrowing in accordance with its Domestic Applicable Percentage. All L/C Advances shall be denominated in Dollars.

      "L/C Borrowing" means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Committed Borrowing. All L/C Borrowings shall be denominated in Dollars.

      "L/C Credit Extension" means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

      "L/C Issuer" means, as applicable in the context used, Bank of America or such other Domestic Lender as selected by Company to be an L/C Issuer hereunder, and consented to by the Administrative Agent (such consent not to be unreasonably withheld), in each case in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder, and "L/C Issuers" means collectively Bank of America and such other Domestic Lender as selected by Company to be an L/C Issuer hereunder, and consented to by the Administrative Agent (such consent not to be unreasonably withheld), and all successor issuers of Letters of Credit hereunder.

      "L/C Obligations" means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.08. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be "outstanding" in the amount so remaining available to be drawn.

      "Lender Certification" has the meaning ascribed thereto in Section 12.24.

      "Lenders" means the Domestic Lenders and the Offshore Lenders that are party to this Agreement from time to time.

      "Lending Office" means, as to any Lender, the office or offices of such Lender described as such in such Lender's Administrative Questionnaire, or such other office or offices as a Domestic Lender may from time to time notify the Company and the Administrative Agent, or an Offshore Lender may from time to time notify the Offshore Borrowers' Agent, the Administrative Agent and the Offshore Sub-Administrative Agent.

      "Letter of Credit" means any standby letter of credit issued hereunder and shall include the Existing Letters of Credit. Letters of Credit may be issued in Dollars or in an Alternative Currency.

      "Letter of Credit Application" means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by any of the L/C Issuers.

      "Letter of Credit Expiration Date" means the day that is seven days prior to the Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day).

      "Letter of Credit Fee" has the meaning specified in Section 2.04(i).

      "Letter of Credit Sublimit" means an amount equal to the lesser of the Dollar Equivalent of (a) $500,000,000 and (b) the Aggregate Domestic Commitments. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Domestic Commitments.

      "LIBOR" means, in relation to any UK Offshore Loan:

            (a)   the applicable Screen Rate; or

            (b) (if no Screen Rate is available for the currency or Interest Period of that UK Offshore Loan) the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Offshore
      Sub-Administrative Agent at its request quoted by the Reference Banks to leading banks in the London interbank market,

as of 11:00 am on the Quotation Day for the offering of deposits in the currency of that UK Offshore Loan and for a period comparable to the Interest Period for that UK Offshore Loan.

      "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

      "Loan" means an extension of credit by a Lender to a Borrower under
Article II in the form of a Committed Loan, a Bid Loan or a Swing Line Loan, or under Article III in the form of an Offshore Loan.

      "Loan Documents" means this Agreement, each Domestic Note, each Offshore Note, each Issuer Document, the Fee Letters, and each other agreement executed by any of the Borrowers from time to time in connection with this Agreement.

      "Mandatory Convertible Securities" means securities issued by the Company that are payable by their terms solely in equity securities of the Company within three years from their issuance date.

      "Mandatory Cost" means, with respect to any period, the percentage rate per annum determined in accordance with Schedule 1.01.

      "Market Disruption Event" has the meaning ascribed thereto in Section 3.05(d).

      "Material Adverse Effect" means (a) any act or circumstance that otherwise would reasonably be expected to be material and adverse to the business, consolidated assets, liabilities, financial condition or results of operations of the Company and its Subsidiaries, together taken as a whole, (b) a material impairment of the ability of the Company to perform its obligations under this Agreement; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability of this Agreement against the Company.

      "Material Subsidiary" means the Borrowers (other than the Company), Clear Channel Broadcasting, Inc., a Nevada corporation, Clear Channel Broadcasting Licenses, Inc. (a Nevada corporation), Clear Channel Holdings, Inc. (a Nevada corporation), Clear Channel Outdoor, Inc., (also known as Eller Media Company), Universal Outdoor, Inc., Jacor Communications Company, AMFM Inc, Katz Media Group, Inc. and SFX Entertainment, Inc.

      "Maturity Date" means July 12, 2009, or such earlier date as the Obligations shall become due and payable in full, whether by prepayment, commitment reduction, acceleration or otherwise.

      "Moody's" means Moody's Investors Service, Inc. and any successor thereto.

      "Multicurrency Sublimit" means an amount equal to the lesser of the Dollar Equivalent of (a) $1,000,000,000 and (b) the Aggregate Domestic Commitments. The Multicurrency Sublimit is part of, and not in addition to, the Aggregate Domestic Commitments.

      "Multiemployer Plan" means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Company or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

      "Necessary Authorization" means any license, permit, consent, approval or authorization from, or any filing or registration with, any governmental or other regulatory authority (including without limitation the FCC) necessary or appropriate to enable the Company and its Subsidiaries to maintain and operate their businesses and properties, in each case, the revocation or non-renewal of which would reasonably be expected to have a Material Adverse Effect.

      "Note" means a Domestic Note or an Offshore Note, as applicable in the context used, and "Notes" means the Domestic Notes and the Offshore Notes.

      "Obligations" means all advances to, and debts, liabilities, obligations, covenants and duties of, any Borrower arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Borrower or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

      "Offshore Applicable Percentage" means with respect to any Offshore Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Offshore Commitments represented by such Offshore Lender's Offshore Commitment at such time. If the commitment of each Offshore Lender to make Offshore Loans have been terminated pursuant to Section 10.02 or if the Aggregate Offshore Commitments have expired, then the Offshore Applicable Percentage of each Offshore Lender shall be determined based on the Offshore Applicable Percentage of such Offshore Lender most recently in effect, giving effect to any subsequent assignments. The initial Offshore Applicable Percentage of each Offshore Lender is set forth opposite the name of such Offshore Lender on Schedule 2.01 or in any Assignment and Assumption or amendment pursuant to which such Offshore Lender becomes a party hereto, as applicable.

      "Offshore Borrowers" has the meaning specified in the introductory paragraph hereto.

      "Offshore Borrowers' Agent" means Clear Channel International Limited, as agent for the Offshore Borrowers and the Company in accordance with the terms of, and pursuant to, Section 12.20.

      "Offshore Commitment" means, as to each Offshore Lender, its obligation to make Offshore Loans to the Offshore Borrowers and the Company pursuant to
Article III, in the form of both UK Offshore Loans and Hybrid Offshore Loans, in an aggregate principal amount at any one time outstanding not to exceed the Dollar amount set forth opposite such Offshore Lender's name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Offshore Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

      "Offshore Facility" means the Offshore Loans extended to the Offshore Borrowers and the Company by the Offshore Lenders in accordance with Article III and the other terms and provisions of this Agreement and the Loan Documents, in amounts the aggregate Dollar Equivalent of which may not exceed $150,000,000.

      "Offshore Lenders" means, in respect of the Offshore Loans, the Lenders making such Offshore Loans to the Offshore Borrowers and the Company.

      "Offshore Loan" has the meaning specified in Section 3.01, which includes UK Offshore Loans and Hybrid Offshore Loans.

      "Offshore Note" means a promissory note made by the Borrowers in favor of an Offshore Lender evidencing Offshore Loans made by such Offshore Lender to such Borrowers, substantially in the form of Exhibit D-2.

      "Offshore Obligations" means, on any date of determination, that portion of the outstanding Obligations on such date of determination, ratably attributable to the borrowing by the Offshore Borrowers and the Company of the Offshore Loans, as determined by the Administrative Agent and the Offshore Sub-Administrative Agent.

      "Offshore Sub-Administrative Agent" means Bank of America, N.A., London, or any successor Offshore Sub-Administrative Agent.

      "Offshore Sub-Administrative Agent's Office" means, with respect to any currency, the Offshore Sub-Administrative Agent's address and, as appropriate, account as set forth on Schedule 12.02 with respect to such currency, or such other address or account with respect to such currency as the Offshore Sub-Administrative Agent may from time to time notify the Offshore Borrowers' Agent, the Administrative Agent and the Offshore Lenders.

      "Offshore Total Outstandings" means the aggregate Outstanding Amount of all Offshore Loans.

      "Operating Cash Flow" means, for any period, determined in accordance with GAAP on a consolidated basis for the Company and its Subsidiaries, the sum of
(a) pre-tax net income (excluding therefrom (but only to the extent included in pre-tax net income) (i) any items of extraordinary gain, including net gains on the sale of assets other than asset sales in the ordinary course of business, and (ii) any items of extraordinary loss, including net losses on the sale of assets other than asset sales in the ordinary course of business), plus (b) interest expense, depreciation and amortization (including amortization of film contracts), deferred and other non-cash charges, and minus (c) cash payments made or scheduled to be made with respect to film contracts. Operating Cash Flow shall be adjusted to exclude (i) any extraordinary non-cash items deducted from or included in the calculation of pre-tax net income and (ii) without duplication, any accrued but not paid income or loss from Investments. For purpose of calculation of Operating Cash Flow with respect to assets not owned at all times during the four fiscal quarters preceding the date of determination of Operating Cash Flow there shall be (i) included in Operating Cash Flow on a pro forma basis, the Operating Cash Flow of any assets acquired since the start of such four fiscal quarter period, and (ii) excluded from Operating Cash Flow on a pro forma basis, the Operating Cash Flow of any assets disposed of since the start of such four fiscal quarter period.

      "Organization Documents" means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction);
(b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

      "Other Taxes" means all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

      "Outstanding Amount" means (i) with respect to Committed Loans on any date, the Dollar Equivalent amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Committed Loans occurring on such date; (ii) with respect to Swing Line Loans on any date, the Dollar Equivalent amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Swing Line Loans occurring on such date; (iii) with respect to the Offshore Loans, the Dollar Equivalent amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Offshore Loans occurring on such date, (iv) with respect to Bid Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Bid Loans occurring on such date; and (v) with respect to any L/C Obligations on any date, the Dollar Equivalent amount of the aggregate outstanding amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Company of Unreimbursed Amounts.

      "Overnight Rate" means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent, any L/C Issuer, or the Swing Line Lender, as the case may be, in accordance with banking industry rules on interbank compensation, and (b) with respect to any amount denominated in an Alternative Currency, the rate of interest per annum at which overnight deposits in the applicable Alternative Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of the Administrative Agent in the applicable offshore interbank market for such currency to major banks in such interbank market.

      "Participant" has the meaning specified in Section 12.06(d).

      "Participating Member State" means each state so described in any EMU Legislation.

      "PBGC" means the Pension Benefit Guaranty Corporation.

      "Pension Plan" means any "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Company or any ERISA Affiliate or to which the Company or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.

      "Permitted Holder" means L. Lowry Mays, Mark P. Mays, Randall T. Mays and any person related to any of them by kinship or marriage, trusts or similar arrangements established for the benefit of one or more of them or any of their estates, and partnerships and other entities that are controlled by them.

      "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

      "Plan" means any "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) established by the Company or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate.

      "Principal Property" means any radio broadcasting, television or outdoor advertising property located in the United States owned or leased by the Company or any Subsidiary, excluding any such properties that, in the opinion of the board of directors of the Company, are not in the aggregate of material importance to the total business conducted by the Company and its Subsidiaries as an entirety.

      "Private Lender" means those Lenders who are not Public Lenders.

      "Professional Market Party" means a professional market party (professionele marktpartij) as defined from time to time under the Dutch Exemption Regulation pursuant to the Act on the Supervision of the Credit System 1992 (Vrijstellingsregeling WTK 1992).

      "Public Lender" has the meaning ascribed thereto in Section 8.02.

      "Quotation Day" means, in relation to any period for which an interest rate is to be determined with respect to a UK Offshore Loan:

            (a)   (if the currency is Sterling) the first day of that period; or

            (b) (for any other currency) two Business Days before the first day of that period, unless (i) the Offshore Borrowers' Agent gives the Offshore Sub-Administrative Agent less than three Business Days notice for a UK Offshore Loan, or continuation of a UK Offshore Loan denominated in Euro or (ii) market practice differs in the Relevant Interbank Market for a currency, in which case the Quotation Day for that currency will be determined by the Offshore Sub-Administrative Agent in accordance with market practice in the Relevant Interbank Market (and if quotations would normally be given by leading banks in the Relevant Interbank Market on more than one day, the Quotation Day will be the last of those days).

      "Reference Banks" means with respect to UK Offshore Loans, the principal London offices of Bank of America, N.A., JPMorgan Chase Bank and Citibank, N.A., or such other banks as may be appointed by the Offshore Sub-Administrative Agent in consultation with the Offshore Borrowers' Agent and the Company.

      "Relevant Interbank Market" means in relation to Euro, the European interbank market, and, in relation to any other currency, the London interbank market.

      "Register" has the meaning specified in Section 12.06(c).

      "Related Parties" means, with respect to any Person, such Person's Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person's Affiliates.

      "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

      "Request for Credit Extension" means (a) with respect to a Committed Borrowing, conversion or continuation of Committed Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, (c) with respect to a Bid Borrowing, of a Bid Loan, a Bid Request,
(d) with respect to a UK Offshore Borrowing, or continuation of a UK Offshore Loan, a UK Offshore Loan Notice, (e) with respect to a Hybrid Offshore Borrowing, or continuation or conversion of a Hybrid Offshore Loan, a Company Hybrid Offshore Loan Notice, and (f) with respect to Swing Line Borrowing of a Swing Line Loan, a Swing Line Loan Notice.

      "Required Domestic Lenders" means, as of any date of determination, Domestic Lenders having more than 50% of the Aggregate Domestic Commitments or, if the commitment of each Domestic Lender to make Committed Loans and the obligation of the L/C Issuers to make L/C Credit Extensions have been terminated pursuant to Section 10.02, Domestic Lenders holding in the aggregate more than 50% of the Domestic Total Outstandings (with the aggregate amount of each Domestic Lender's risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed "held" by such Domestic Lender for purposes of this definition); provided that the Domestic Commitment of, and the portion of the Domestic Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Domestic Lenders.

      "Required Offshore Lenders" means, as of any date of determination, Offshore Lenders having more than 50% of the Aggregate Offshore Commitments or, if the commitment of each Offshore Lender to make Offshore Loans has been terminated pursuant to Section 10.02, Offshore Lenders holding in the aggregate more than 50% of the Offshore Total Outstandings; provided that the Offshore Commitment of, and the portion of the Offshore Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Offshore Lenders.

      "Required Total Lenders" means, as of any date of determination, Lenders having more than 50% of the Aggregate Total Commitments or, if the commitment of each Lender to make Loans and the obligation of the L/C Issuers to make L/C Credit Extensions have been terminated pursuant to Section 10.02, Lenders holding in the aggregate more than 50% of the Total Outstandings (with the aggregate amount of each Lender's risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed "held" by such Lender for purposes of this definition); provided that the Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Total Lenders.

      "Responsible Officer" means the Chief Executive Officer, President, Chief Financial Officer, Treasurer or Senior Vice President-Finance of a Borrower, and with regard to Offshore Borrowers, the Director of Finance and Chief Executive Officer, Europe. Any document delivered hereunder that is signed by a Responsible Officer of a Borrower shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Borrower and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Borrower.

      "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of the Company or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to the Company's stockholders, partners or members (or the equivalent Person thereof).

      "Revaluation Date" means (a) with respect to any Loan, each of the following: (i) each date of a Borrowing of a Eurocurrency Rate Loan denominated in an Alternative Currency, (ii) each date of a continuation of a Eurocurrency Rate Loan denominated in an Alternative Currency pursuant to Section 2.02 and
Section 3.01, and (iii) such additional dates as the Administrative Agent, the Offshore Sub-Administrative Agent or the Swing Line Lender shall reasonably determine, or the Required Domestic Lenders or the Required Offshore Lenders shall require, as applicable; and (b) with respect to any Letter of Credit, each of the following: (i) each date of issuance of a Letter of Credit denominated in an Alternative Currency, (ii) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof (solely with respect to the increased amount), (iii) each date of any payment by any L/C Issuer under any Letter of Credit denominated in an Alternative Currency, (iv) in the case of the Existing Letters of Credit, July 1, 2004, and (v) such additional dates as the Administrative

Agent, the Offshore Sub-Administrative Agent, the Swing Line Lender or any L/C Issuer shall reasonably determine, or the Required Domestic Lenders or the Required Offshore Lenders shall require, as applicable.

      "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

      "Sale and Leaseback Transaction" means any arrangement, directly or indirectly, with any Person, whereby the Company or any Subsidiary, as a seller or transferor, shall sell or otherwise transfer any real or personal property and then or thereafter lease, or repurchase under an extended purchase contract, conditional sales or other title retention agreement, the same or similar property, provided that, this provision shall not include any such Sale and Leaseback Transaction that occurs within 120 days from the date of acquisition of the relevant Principal Property or the date of the completion of construction or commencement of full operations on such Principal Property, whichever is later.

      "Same Day Funds" means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by the Administrative Agent, the Offshore Sub-Administrative Agent, the Swing Line Lender or the applicable L/C Issuer, as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency.

      "Screen Rate" means, for any Interest Period,

      (a)   with respect to Domestic Loans and Hybrid Offshore Loans,

                  (i) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period; or

                  (ii) if the rate referenced in the preceding clause (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and

      (b)   with respect to UK Offshore Loans,

                  (i) that are made in all currencies except Euro, LIBOR, the British Bankers Association Interest Settlement Rate for the relevant currency and period; and

                  (ii) that are made in Euro, EURIBOR, the percentage rate per annum determined by the Banking Federation of the European Union for the relevant period,

      displayed on the appropriate page of the Telerate/Reuters screen. If the agreed page is replaced or service ceases to be available, the Offshore Sub-Administrative Agent may specify another page or service displaying the appropriate rate after consultation with the Offshore Borrowers' Agent and the Offshore Lenders.

      "SEC" means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

      "Shareholder's Equity" means, as of any date of determination, consolidated shareholder's equity of the Company and its Subsidiaries as of that date determined in accordance with GAAP.

      "Significant Subsidiary" means any Subsidiary of the Company whose TTM Operating Cash Flow was greater than five percent of the TTM Operating Cash Flow of the Company and its Subsidiaries, on a consolidated basis, for the period of four fiscal quarters ended on the last day of the fiscal quarter most recently ended, or whose assets comprised more than five percent of the total assets of the Company and its Subsidiaries, on a consolidated basis, as of the last day of the fiscal quarter most recently ended.

      "Solvent" means, with respect to any Person, as of any date of determination, that the fair value of the assets of such Person (at fair valuation) is, on the date of determination, greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person as of such date, that the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the probable liability of such Person on its debts as such debts become absolute and matured, and that, as of such date, such Person will be able to pay all liabilities of such Person as such liabilities mature and such Person does not have unreasonably small capital with which to carry on its business. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability discounted to present value at rates believed to be reasonable by such Person acting in good faith.

      "SPC" has the meaning specified in Section 12.06(h).

      "Special Notice Currency" means at any time an Alternative Currency, other than the currency of a country that is a member of the Organization for Economic Cooperation and Development at such time located in North America or Europe.

      "Spot Rate" for a currency means the rate determined by the Administrative Agent, the Offshore Sub-Administrative Agent, the Swing Line Lender or the applicable L/C Issuer, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made with respect to Domestic Loans and Hybrid Offshore Loans, and three Business Days prior to the date as of which the foreign exchange computation is made with respect to UK Offshore Loans; provided that, with respect to UK Offshore Loans made in Sterling and Euro, "Spot Rate" will be determined by the Offshore Sub-Administrative Agent approximately 11:00 a.m. on the date that is one Business Day prior to the date as of which the foreign exchange computation is made; provided further that the Administrative Agent, the Offshore Sub-Administrative Agent, the Swing Line Lender or the applicable L/C Issuer may obtain such spot rate from another financial institution designated by the Administrative Agent, the Offshore Sub-Administrative Agent, the Swing Line Lender or the applicable L/C Issuer if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; and provided further that the applicable L/C Issuer may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Alternative Currency.

      "Sterling", "GBP" and "(pound)" mean the lawful currency of the United Kingdom.

      "Subsidiary" of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of the Company.

      "Swap Contract" means any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement.

      "Swap Termination Value" means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

      "Swing Line" means the revolving credit facility made available by the Swing Line Lender pursuant to Section 2.05.

      "Swing Line Alternative Currency Loan" means a Swing Line Loan made in an Alternative Currency.

      "Swing Line Borrowing" means a borrowing of a Swing Line Loan pursuant to
Section 2.05.

      "Swing Line Lender" means Bank of America in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

      "Swing Line Loan" has the meaning specified in Section 2.05(a), and includes Swing Line Alternative Currency Loans.

      "Swing Line Loan Notice" means a notice of a Swing Line Borrowing pursuant to Section 2.05(b), which, if in writing, shall be substantially in the form of Exhibit B, or in such other form acceptable to the Administrative Agent.

      "Swing Line Sublimit" means an amount equal to the lesser of the Dollar Equivalent of (a) $150,000,000 and (b) the Aggregate Domestic Commitments. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Domestic Commitments.

      "Syndication Agent" means JPMorgan Chase Bank in its capacity as syndication agent under any of the Loan Documents, or any successor syndication agent.

      "Synthetic Lease Obligation" means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or
(b) a lease agreement for the use of property creating liabilities that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as indebtedness of such Person (without regard to accounting treatment), in each case excluding (i) any lease that would be classified as an operating lease in accordance with GAAP and (ii) contracts (non-cancelable or otherwise) that do not constitute leases of real or personal property.

      "TARGET Day" means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) payment system (or, if such payment system ceases to be operative, such other payment system (if any) determined by the Administrative Agent or the Offshore Sub-Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.

      "Taxes" means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

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

      "Threshold Amount" means $250,000,000.

      "Total Applicable Percentage" means with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Total Commitments represented by such Lender's Domestic Commitment and such Lender's Offshore Commitment at such time. If the commitment of each Lender to make Loans and/or the obligation of the L/C Issuers to make L/C Credit Extensions have been terminated pursuant to Section 10.02, or if the Aggregate Total Commitments have expired, then the Total Applicable Percentage of each Lender shall be determined based on the Total Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments. The initial Total Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in any Assignment and Assumption or amendment pursuant to which such Lender becomes a party hereto, as applicable.

      "Total Outstandings" means the aggregate Outstanding Amount of all Loans and all L/C Obligations.

      "TTM Operating Cash Flow" means, at any date of determination, Operating Cash Flow for the most recently completed twelve month period.

      "Type" means (a) with respect to a Committed Loan, its character as a Base Rate Loan or Eurocurrency Rate Loan, (b) with respect to a Bid Loan, its character as an Absolute Rate Loan or a Eurocurrency Margin Bid Loan, and (c) with respect to a Hybrid Offshore Loan, its character as a Base Rate Loan or Eurocurrency Rate Loan.

      "UK Offshore Borrowing" means a borrowing consisting of simultaneous UK Offshore Loans in the same currency having the same Interest Period, made by each of the Offshore Lenders to the Offshore Borrowers pursuant to Section 3.01(b).

      "UK Offshore Loan Notice" means a notice of (a) a UK Offshore Borrowing that is a Eurocurrency Rate Loan, or (b) a continuation of a UK Offshore Borrowing that is a Eurocurrency Rate Loan pursuant to Section 3.01, which shall be substantially in the form of Exhibit C, or in such other form acceptable to the Offshore Sub-Administrative Agent.

      "UK Offshore Loans" means Offshore Loans that are Eurocurrency Rate Loans made by the Offshore Lenders to the Offshore Borrowers through the Offshore Sub-Administrative Agent in accordance with the terms of Sections 3.01(a), (b),
(c) and 3.02.

      "Unfunded Pension Liability" means the excess of a Pension Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

      "United States" and "U.S." mean the United States of America.

      "Unreimbursed Amount" has the meaning specified in Section 2.04(c)(i).

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

      1.02 OTHER INTERPRETIVE PROVISIONS. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

            (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have the same meaning and effect as the word "shall." Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person's successors and assigns, (iii) the words "herein," "hereof" and "hereunder," and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

            (b) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including;" the words "to" and "until" each mean "to but excluding;" and the word "through" means "to and including."

            (c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

      1.03  ACCOUNTING TERMS.

            (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein, provided that Audited Financial Statements shall be prepared in compliance with the standards of the Public Company Accounting and Oversight Board Rule 3100.

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

            (b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Company or the Required Total Lenders shall so request, the Administrative Agent, the Lenders and the Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Total Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Company shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

      1.04  EXCHANGE RATES; CURRENCY EQUIVALENTS.

            (a) The Administrative Agent, the Offshore Sub-Administrative Agent, the Swing Line Lender or the applicable L/C Issuer, as applicable, shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of Credit Extensions and Outstanding Amounts denominated in Alternative Currencies. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by the Company hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent, the Offshore Sub-Administrative Agent, the Swing Line Lender or the applicable L/C Issuer, as applicable.

            (b) Wherever in this Agreement in connection with a Committed Borrowing, Swing Line Loan, Offshore Loan, conversion, continuation or prepayment of a Eurocurrency Rate Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Committed Borrowing, Swing Line Loan, Offshore Loan, Eurocurrency Rate Loan or Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent, the Offshore Sub-Administrative Agent, Swing Line Lender or the applicable L/C Issuer, as the case may be.

      1.05  ADDITIONAL ALTERNATIVE CURRENCIES.

            (a) The Company (or with respect to the UK Offshore Loans, the Offshore Borrowers' Agent) may from time to time request that Eurocurrency Rate Loans, Offshore Loans and Swing Line Loans be made and/or Letters of Credit be issued in a currency other than those specifically listed in the definition of "Alternative Currency;" provided that such requested currency is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars. In the case of any such request with respect to the making of Eurocurrency Rate Loans that are Domestic Loans or Hybrid Offshore Loans, such request shall be subject to the approval of the Administrative Agent; in the case of any such request with respect to the making of Eurocurrency Rate Loans that are UK Offshore Loans, such request shall be subject to the approval of the Offshore Sub-Administrative Agent; in the case of any such request with respect to the making of Swing Line Loans, such request shall be subject to the approval of the Administrative Agent and the Swing Line Lender, and in the case of any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Administrative Agent and the applicable L/C Issuer. If, with respect to any UK Offshore Loan, any Offshore Lender is unable to fund such Offshore Loan in the Alternative Currency selected by the Offshore Borrowers' Agent (other than Sterling, Euro and Dollar Offshore Loans) in accordance with the terms of this Agreement and has timely notified the Offshore Sub-Administrative Agent to that effect, such Offshore Lender will be required to participate in such Offshore Loan in Euro (in each case, in an amount equal to such Offshore Lender's Offshore Applicable Percentage of such Offshore Loan in the Euro Equivalent amount of such Offshore Loan). Unless Euro is unavailable as determined by the Offshore Sub-Administrative Agent, failure by such Offshore Lender to participate in such Offshore Loan in Euro in accordance with the preceding sentence will result in such Offshore Lender being designated as a Defaulting Lender.

            (b) Any such request shall be made to the Administrative Agent or the Offshore Sub-Administrative Agent, as applicable, not later than 11:00 a.m., seven Business Days prior to the date of the desired Credit Extension (or such other time or date as may be agreed by the Administrative Agent, or the Offshore Sub-Administrative Agent, as applicable, the Swing Line Lender and, in the case of any such request pertaining to Letters of Credit, the applicable L/C Issuer, in its or their sole discretion). In the case of any such request pertaining to Committed Loans, the Administrative Agent shall promptly notify each Domestic Lender thereof; in the case of any such request pertaining to Swing Line Loans, the Administrative Agent shall promptly notify the Swing Line Lender thereof, in the case of any such request pertaining to Offshore Loans, the Offshore Sub-Administrative Agent shall promptly notify the Offshore Lenders thereof, and in the case of any such request pertaining to Letters of Credit, the Administrative Agent shall promptly notify the applicable L/C Issuer thereof. Each Domestic Lender (in the case of any such request pertaining to Committed Loans) or each Offshore Lender (in the case of any such request pertaining to Offshore Loans) shall notify the Administrative Agent or the Offshore Sub-Administrative Agent, as the case may be, not later than 11:00 a.m., three Business Days after receipt of such request whether it will make available its Domestic Applicable Percentage or Offshore Applicable Percentage, as appropriate, of the Committed Loans or the Offshore Loans in such requested currency. The applicable L/C Issuer (in the case of a request pertaining to Letters of Credit) shall notify the Administrative Agent not later than 11:00 a.m., three Business Days after receipt of such request whether it consents to the issuance of a Letter of Credit in such requested currency.

            (c) Any failure by a Lender or the applicable L/C Issuer, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Lender or the applicable L/C Issuer, as the case may be, to permit Loans to be made or Letters of Credit to be issued in such requested currency. If the Administrative Agent consents to making Committed Loans (or the Offshore Sub-Administrative Agent consents to making Offshore Loans) in such requested currency, the Administrative Agent or the Offshore Sub-Administrative Agent, as the case may be, shall so notify the Company or the Offshore Borrowers' Agent, as the case may be, and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Committed Borrowings of Eurocurrency Rate Loans or Hybrid Offshore Borrowings or UK Offshore Borrowings of Offshore Loans; and if the Administrative Agent and the applicable L/C Issuer consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the Company and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Letter of Credit issuances. If the Administrative Agent or the Offshore Sub-Administrative Agent shall fail to obtain consent to any request for an additional currency under this
      Section 1.05, the Administrative Agent or the Offshore Sub-Administrative Agent, as the case may be, shall promptly so notify the Company or the Offshore Borrowers' Agent, as the case may be. Any specified currency of an Existing Letter of Credit that is neither Dollars nor one of the Alternative Currencies specifically listed in the definition of "Alternative Currency" shall be deemed an Alternative Currency with respect to such Existing Letter of Credit only.

      1.06  CHANGE OF CURRENCY.

            (a) Each obligation of the Borrowers to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption (in accordance with the EMU Legislation). If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any Borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Borrowing, at the end of the then current Interest Period.

            (b) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent or the Offshore Sub-Administrative Agent, as applicable, may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.

            (c) Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent or the Offshore Sub-Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency.

      1.07 TIMES OF DAY. Unless otherwise specified, all references herein to times of day shall be references to Dallas, Texas time, provided that all time references with respect to the UK Offshore Loan, the Offshore Sub-Administrative Agent and Offshore Borrowers' Agent shall be references to London time.

      1.08 LETTER OF CREDIT AMOUNTS. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

                                   ARTICLE II.
                              THE DOMESTIC FACILITY

      2.01 DOMESTIC COMMITTED LOANS. Subject to the terms and conditions set forth herein, each Domestic Lender severally agrees to make loans (each such loan, a "Committed Loan") to the Company in Dollars or in one or more Alternative Currencies from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Domestic Lender's Domestic Commitment; provided, however, that after giving effect to any Committed Borrowing,

            (a) the Dollar Equivalent of the Total Outstandings shall not exceed the Aggregate Total Commitments,

            (b) the Dollar Equivalent of the Outstanding Amount of the Committed Loans of any Domestic Lender, plus such Domestic Lender's Domestic Applicable Percentage of the Dollar Equivalent of the Outstanding Amount of all L/C Obligations, plus such Domestic Lender's Domestic Applicable Percentage of the Dollar Equivalent of the Outstanding Amount of all Swing Line Loans shall not exceed such Domestic Lender's Domestic Commitment,

            (c) the Dollar Equivalent of the aggregate Outstanding Amount of all Committed Loans plus the Dollar Equivalent of the aggregate Outstanding Amount of all L/C Obligations, plus the Dollar Equivalent of the aggregate Outstanding Amount of all Swing Line Loans, plus the aggregate Outstanding Amount of all Bid Loans shall not exceed the Aggregate Domestic Commitment, and

            (d) the Dollar Equivalent of the aggregate Outstanding Amount of all Committed Loans denominated in Alternative Currencies shall not exceed the Multicurrency Sublimit.

Within the limits of each Domestic Lender's Domestic Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.01, prepay under Section 2.06, and reborrow under this Section 2.01. Committed Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.

      2.02  BORROWINGS, CONVERSIONS AND CONTINUATIONS OF DOMESTIC COMMITTED
            LOANS.

            (a) Each Committed Borrowing, each conversion of Committed Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans shall be made upon the Company's irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Committed Borrowing of, conversion to or continuation of Eurocurrency Rate Loans denominated in Dollars or of any conversion of Eurocurrency Rate Loans denominated in Dollars to Base Rate Committed Loans, (ii) four Business Days (or five Business Days in the case of a Special Notice Currency) prior to the requested date of any Committed Borrowing or continuation of Eurocurrency Rate Loans denominated in Alternative Currencies, and (iii) on the requested date of any Borrowing of Base Rate Committed Loans. Each telephonic notice by the Company pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Company. Each Committed Borrowing of, conversion to, or continuation of, Eurocurrency Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in Sections 2.04(c) and 2.05(c), each Committed Borrowing of, or conversion to, Base Rate Committed Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof. Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the Company is requesting a Committed Borrowing, a conversion of Committed Loans from one Type to the other, or a continuation of Eurocurrency Rate Loans, (ii) the requested date of the Committed Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Committed Loans to be borrowed, converted or continued, (iv) the Type of Committed Loans to be borrowed or to which existing Committed Loans are to be converted, (v) if applicable, the duration of the Interest Period with respect thereto and
      (vi) the currency of the Committed Loans to be borrowed. If the Company fails to specify a currency in a Committed Loan Notice requesting a Committed Borrowing, then the Committed Loans so requested shall be made in Dollars. If the Company fails to specify a Type of Committed Loan in a Committed Loan Notice or if the Company fails to give a timely notice requesting a conversion or continuation, then the applicable Committed Loans shall be made as, or converted to, Base Rate Loans; provided, however, that in the case of a failure to timely request a continuation of Committed Loans denominated in an Alternative Currency, such Loans shall be continued as Eurocurrency Rate Loans in their original currency with an Interest Period of one month. Any automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans. If the Company requests a Committed Borrowing of, conversion to, or continuation of Eurocurrency Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. No Committed Loan may be converted into or continued as a Committed Loan denominated in a different currency, but instead must be prepaid in the original currency of such Committed Loan and reborrowed in the other currency.

            (b) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Domestic Lender of the amount (and currency) of its Domestic Applicable Percentage of the applicable Committed Loans, and if no timely notice of a conversion or continuation is provided by the Company, the Administrative Agent shall notify each Domestic Lender of the details of any automatic conversion to Base Rate Loans or continuation of Committed Loans denominated in a currency other than Dollars, in each case as described in the preceding subsection. In the case of a Committed Borrowing, each Domestic Lender shall make the amount of its Committed Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent's Office for the applicable currency not later than 1:00 p.m., in the case of any Committed Loan denominated in Dollars, and not later than the Applicable Time specified by the Administrative Agent in the case of any Committed Loan in an Alternative Currency, in each case on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 6.02 (and, if such Committed Borrowing is the initial Credit Extension, Section 6.01), the Administrative Agent shall make all funds so received available to the Company in like funds as received by the Administrative Agent either by
      (i) crediting the account of the Company on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Company; provided, however, that if, on the date the Committed Loan Notice with respect to such Committed Borrowing denominated in Dollars is given by the Company, there are L/C Borrowings outstanding, then the proceeds of such Committed Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, and, second, shall be made available to the Company as provided above.

            (c) Except as otherwise provided herein, a Eurocurrency Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurocurrency Rate Loan. During the existence of an Event of Default, (i) no Domestic Loans may be requested as, converted to or continued as Eurocurrency Rate Loans (whether in Dollars or any Alternative Currency) without the consent of the Required Domestic Lenders, and (ii) the Required Domestic Lenders may demand that any or all of the then outstanding Domestic Loans denominated in an Alternative Currency be redenominated into Dollars in the amount of the Dollar Equivalent thereof, on the last day of the then current Interest Period with respect thereto.

            (d) The Administrative Agent shall promptly notify the Company and the Domestic Lenders of the interest rate applicable to any Interest Period for Committed Loans that are Eurocurrency Rate Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Company and the Domestic Lenders of any change in Bank of America's prime rate used in determining the Base Rate promptly following the public announcement of such change.

            (e) After giving effect to all Committed Borrowings, all conversions of Committed Loans from one Type to the other, and all continuations of Committed Loans as the same Type, there shall not be more than 20 Interest Periods in effect with respect to Committed Loans.

      2.03  DOMESTIC BID LOANS.

            (a) General. Subject to the terms and conditions set forth herein, each Lender agrees that the Company may from time to time request the Domestic Lenders to submit offers to make loans (each such loan, a "Bid Loan") to the Company prior to the Maturity Date pursuant to this Section 2.03; provided, however, that after giving effect to any Bid Borrowing,

                  (i) the Dollar Equivalent of the Total Outstandings shall not exceed the Aggregate Total Commitments,

                  (ii) the Dollar Equivalent of the aggregate Outstanding Amount of the Committed Loans of any Domestic Lender, plus such Domestic Lender's Domestic Applicable Percentage of the Dollar Equivalent of the Outstanding Amount of all L/C Obligations, plus such Domestic Lender's Domestic Applicable Percentage of the Dollar Equivalent of the Outstanding Amount of all Swing Line Loans shall not exceed such Domestic Lender's Domestic Commitment,

                  (iii) the Dollar Equivalent of the aggregate Outstanding
            Amount of all Committed Loans, plus the Dollar Equivalent of the Outstanding Amount of all Swing Line Loans, plus the Outstanding Amount of all Bid Loans, plus the Dollar Equivalent of the Outstanding Amount of all L/C Obligations, shall not exceed the Aggregate Domestic Commitment, and

                  (iv) the aggregate Outstanding Amount of all Bid Loans shall not exceed the Bid Loan Sublimit,

      notwithstanding the fact that such Bid Loans, when aggregated with the Domestic Applicable Percentage of the Outstanding Amount of Committed Loans, L/C Obligations and Swing Line Loans of the Domestic Lender acting as a Bid Loan Lender, may exceed the amount of such Bid Loan Lender's Domestic Commitment. There shall not be more than twenty different Interest Periods in effect with respect to Bid Loans at any time.

            (b) Requesting Competitive Bids. The Company may request the submission of Competitive Bids by delivering a Bid Request to the Administrative Agent not later than 12:00 noon (i) one Business Day prior to the requested date of any Bid Borrowing that is to consist of Absolute Rate Loans, or (ii) four Business Days prior to the requested date of any Bid Borrowing that is to consist of Eurocurrency Margin Bid Loans. Each Bid Request shall specify (i) the requested date of the Bid Borrowing (which shall be a Business Day), (ii) the aggregate principal amount of Bid Loans requested (which must be $10,000,000 or a whole multiple of $1,000,000 in excess thereof), (iii) the Type of Bid Loans requested, and
      (iv) the duration of the Interest Period with respect thereto, and shall be signed by a Responsible Officer of the Company. No Bid Request shall contain a request for (i) more than one Type of Bid Loan or (ii) Bid Loans having more than five different Interest Periods. Unless the Administrative Agent otherwise agrees in its sole and absolute discretion, the Company may not submit a Bid Request if it has submitted another Bid Request within the prior five Business Days.

            (c)   Submitting Competitive Bids.

                  (i) The Administrative Agent shall promptly notify each Domestic Lender of each Bid Request received by it from the Company and the contents of such Bid Request.

                  (ii) Each Domestic Lender may (but shall have no obligation to) submit a Competitive Bid containing an offer to make one or more Bid Loans in response to such Bid Request. Such Competitive Bid must be delivered to the Administrative Agent not later than 10:30 a.m.
            (A) on the requested date of any Bid Borrowing that is to consist of Absolute Rate Loans, and (B) three Business Days prior to the requested date of any Bid Borrowing that is to consist of Eurocurrency Margin Bid Loans; provided, however, that any Competitive Bid submitted by Bank of America in its capacity as a Domestic Lender in response to any Bid Request must be submitted to the Administrative Agent not later than 10:15 a.m. on the date on which Competitive Bids are required to be delivered by the other Domestic Lenders in response to such Bid Request. Each Competitive Bid shall specify (A) the proposed date of the Bid Borrowing; (B) the principal amount of each Bid Loan for which such Competitive Bid is being made, which principal amount (x) may be equal to, greater than or less than the Domestic Commitment of the bidding Domestic Lender, (y) must be $5,000,000 or a whole multiple of $1,000,000 in excess thereof, and (z) may not exceed the principal amount of Bid Loans for which Competitive Bids were requested; (C) if the proposed Bid Borrowing is to consist of Absolute Rate Bid Loans, the Absolute Rate offered for each such Bid Loan and the Interest Period applicable thereto; (D) if the proposed Bid Borrowing is to consist of Eurocurrency Margin Bid Loans, the Eurocurrency Bid Margin with respect to each such Eurocurrency Margin Bid Loan and the Interest Period applicable thereto; and (E) the identity of the bidding Domestic Lender.

                  (iii) Any Competitive Bid shall be disregarded if it (A) is received after the applicable time specified in clause (ii) above,
            (B) is not substantially in the form of a Competitive Bid as specified herein, (C) contains qualifying, conditional or similar language, (D) proposes terms other than or in addition to those set forth in the applicable Bid Request, or (E) is otherwise not responsive to such Bid Request. Any Domestic Lender may correct a Competitive Bid containing a manifest error by submitting a corrected Competitive Bid (identified as such) not later than the applicable time required for submission of Competitive Bids. Any such submission of a corrected Competitive Bid shall constitute a revocation of the Competitive Bid that contained the manifest error. The Administrative Agent may, but shall not be required to, notify any Domestic Lender of any manifest error it detects in such Domestic Lender's Competitive Bid.

                  (iv) Subject only to the provisions of Sections 5.02, 5.03 and 6.02 and clause (iii) above, each Competitive Bid shall be irrevocable.

            (d) Notice to Company of Competitive Bids. Not later than 11:00 a.m. (i) on the requested date of any Bid Borrowing that is to consist of Absolute Rate Loans, or (ii) three Business Days prior to the requested date of any Bid Borrowing that is to consist of Eurocurrency Margin Bid Loans, the Administrative Agent shall notify the Company of the identity of each Domestic Lender that has submitted a Competitive Bid that complies with Section 2.03(c) and of the terms of the offers contained in each such Competitive Bid.

            (e) Acceptance of Competitive Bids. Not later than 12:00 noon (i) on the requested date of any Bid Borrowing that is to consist of Absolute Rate Loans, and (ii) three Business Days prior to the requested date of any Bid Borrowing that is to consist of Eurocurrency Margin Bid Loans, the Company shall notify the Administrative Agent of its acceptance or rejection of the offers notified to it pursuant to Section 2.03(d). The Company shall be under no obligation to accept any Competitive Bid and may choose to reject all Competitive Bids. In the case of acceptance, such notice shall specify the aggregate principal amount of Competitive Bids for each Interest Period that is accepted. The Company may accept any Competitive Bid in whole or in part; provided that:

                  (i) the aggregate principal amount of each Bid Borrowing may not exceed the applicable amount set forth in the related Bid Request;

                  (ii) the principal amount of each Bid Loan must be $5,000,000 or a whole multiple of $1,000,000 in excess thereof;

                  (iii) the acceptance of offers may be made only on the basis of ascending Absolute Rates or Eurocurrency Bid Margins within each Interest Period; and

                  (iv) the Company may not accept any offer that is described in Section 2.03(c)(iii) or that otherwise fails to comply with the requirements hereof.

            (f) Procedure for Identical Bids. If two or more Domestic Lenders have submitted Competitive Bids at the same Absolute Rate or Eurocurrency Bid Margin, as the case may be, for the same Interest Period, and the result of accepting all of such Competitive Bids in whole (together with any other Competitive Bids at lower Absolute Rates or Eurocurrency Bid Margins, as the case may be, accepted for such Interest Period in conformity with the requirements of Section 2.03(e)(iii)) would be to cause the aggregate outstanding principal amount of the applicable Bid Borrowing to exceed the amount specified therefor in the related Bid Request, then, unless otherwise agreed by the Company, the Administrative Agent and such Domestic Lenders, such Competitive Bids shall be accepted as nearly as possible in proportion to the amount offered by each such Domestic Lender in respect of such Interest Period, with such accepted amounts being rounded to the nearest whole multiple of $1,000,000.

            (g) Notice to Domestic Lenders of Acceptance or Rejection of Bids. The Administrative Agent shall promptly notify each Domestic Lender having submitted a Competitive Bid whether or not its offer has been accepted and, if its offer has been accepted, of the amount of the Bid Loan or Bid Loans to be made by it on the date of the applicable Bid Borrowing. Any Competitive Bid or portion thereof that is not accepted by the Company by the applicable time specified in Section 2.03(e) shall be deemed rejected.

            (h) Notice of Eurocurrency Rate. If any Bid Borrowing is to consist of Eurocurrency Margin Loans, the Administrative Agent shall determine the Eurocurrency Rate for the relevant Interest Period, and promptly after making such determination, shall notify the Company and the Domestic Lenders that will be participating in such Bid Borrowing of such Eurocurrency Rate.

            (i) Funding of Bid Loans. Each Domestic Lender that has received notice pursuant to Section 2.03(g) that all or a portion of its Competitive Bid has been accepted by the Company shall make the amount of its Bid Loan(s) available to the Administrative Agent in immediately available funds at the Administrative Agent's Office not later than 1:00 p.m. on the date of the requested Bid Borrowing. Upon satisfaction of the applicable conditions set forth in Section 6.02, the Administrative Agent shall make all funds so received available to the Company in like funds as received by the Administrative Agent.

            (j) Notice of Range of Bids. After each Competitive Bid auction pursuant to this Section 2.03, the Administrative Agent shall notify each Domestic Lender that submitted a Competitive Bid in such auction of the ranges of bids submitted (without the bidder's name) and accepted for each Bid Loan and the aggregate amount of each Bid Borrowing.

      2.04  DOMESTIC LETTERS OF CREDIT.

            (a)   The Letter of Credit Commitment.

                  (i)   Subject to the terms and conditions set forth herein,
            (A) the L/C Issuers agree, in reliance upon the agreements of the Domestic Lenders set forth in this Section 2.04, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit denominated in Dollars or in one or more Alternative Currencies for the account of the Company, and to amend or extend Letters of Credit previously issued by them, in accordance with subsection (b) below, and (2) to honor drawings under the Letters of Credit; and (B) the Domestic Lenders severally agree to participate in Letters of Credit issued for the account of the Company and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit,

                  (w) the Dollar Equivalent of the Total Outstandings shall not exceed the Aggregate Total Commitments,

                  (x) the Dollar Equivalent of the aggregate Outstanding Amount of the Committed Loans of any Domestic Lender, plus such Domestic Lender's Domestic Applicable Percentage of the Dollar Equivalent of the Outstanding Amount of all L/C Obligations, plus such Domestic Lender's Domestic Applicable Percentage of the Outstanding Amount of the Dollar Equivalent of all Swing Line Loans shall not exceed such Domestic Lender's Domestic Commitment,

                  (y) the Dollar Equivalent of the aggregate Outstanding Amount of all Committed Loans, plus the Dollar Equivalent of the Outstanding Amount of all Swing Line Loans, plus the Outstanding Amount of all Bid Loans, plus the Dollar Equivalent of the Outstanding Amount of all L/C Obligations, shall not exceed the Aggregate Domestic Commitment, and

                  (z) the Dollar Equivalent of the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit.

      Each request by the Company for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Company that the L/C Credit Extension so requested complies with the conditions set forth in the provisos to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Company's ability to obtain Letters of Credit shall be fully revolving, and accordingly the Company may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.

                  (ii) The L/C Issuers shall not issue any Letter of Credit, if:

                        (A) subject to Section 2.04(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Domestic Lenders have approved such expiry date; or

                        (B) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Domestic Lenders have approved such expiry date.

                  (iii) An L/C Issuer shall not be under any obligation to issue any Letter of Credit if:

                        (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or request that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such L/C Issuer in good faith deems material to it;

                        (B) the issuance of such Letter of Credit would violate one or more generally applicable policies of such L/C Issuer not implemented in contemplation of such proposed Letter of Credit;

                        (C) except as otherwise agreed by the Administrative Agent and such L/C Issuer, such Letter of Credit is to be denominated in a currency other than Dollars or an Alternative Currency;

                        (D) such L/C Issuer does not as of the issuance date of such requested Letter of Credit issue Letters of Credit in the requested currency;

                        (E) such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; or

                        (F) a default of any Domestic Lender's obligations to fund under Section 2.04(c) exists or any Domestic Lender is at such time a Defaulting Lender hereunder, unless the L/C Issuers have entered into satisfactory arrangements with the Company or such Domestic Lender to eliminate the L/C Issuers' risk with respect to such Domestic Lender.

                  (iv) The L/C Issuers shall not amend any Letter of Credit if there shall exist an Event of Default at the time of such amendment.

                  (v) The L/C Issuers shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuers would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

                  (vi) The L/C Issuers shall act on behalf of the Domestic Lenders with respect to any Letters of Credit issued by them and the documents associated therewith, and the L/C Issuers shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article XI with respect to any acts taken or omissions suffered by the L/C Issuers in connection with Letters of Credit issued by them or proposed to be issued by them and Issuer Documents pertaining to such Letters of Credit as fully as if the term "Administrative Agent" as used in Article XI included the L/C Issuers with respect to such acts or omissions, and (B) as additionally provided herein with respect to each of the L/C Issuers.

            (b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.

                  (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Company delivered to the L/C Issuer selected by the Company (with a copy to the Administrative Agent stating on such copy in writing the L/C Issuer selected by the Company) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Company. Such Letter of Credit Application must be received by the applicable L/C Issuer and the Administrative Agent (A) not later than 11:00 a.m. at least two Business Days prior to the proposed issuance date or date of amendment, as the case may be, of any Letter of Credit denominated in Dollars, and (B) not later than 11:00 a.m. at least three Business Days prior to the proposed issuance date or date of amendment, as the case may be, of any Letter of Credit denominated in an Alternative Currency; or in each case such later date and time as the Administrative Agent and the applicable L/C Issuer may agree in a particular instance in their reasonable discretion. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable L/C
            Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount and currency thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the applicable L/C Issuer may reasonably require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable L/C Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the applicable L/C Issuer may reasonably require. Additionally, the Company shall furnish to the applicable L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the applicable L/C Issuer or the Administrative Agent may reasonably require.

                  (ii) Promptly after receipt of any Letter of Credit Application, the applicable L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Company and, if not, the applicable L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the applicable L/C Issuer has received written notice from any Domestic Lender, the Administrative Agent or the Company, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article VI shall not then be satisfied, then, subject to the terms and conditions hereof, the applicable L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Company or enter into the applicable amendment, as the case may be, in each case in accordance with the applicable L/C Issuer's usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Domestic Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the applicable L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Domestic Lender's Domestic Applicable Percentage times the amount of such Letter of Credit.

                  (iii) If the Company so requests in any applicable Letter of
            Credit Application, the applicable L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an "Auto-Extension Letter of Credit"); provided that any such Auto-Extension Letter of Credit must permit the applicable L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the "Non-Extension Notice Date") in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the applicable L/C Issuer, the Company shall not be required to make a specific request to the applicable L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Domestic Lenders shall be deemed to have authorized (but may not require) the applicable L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the applicable L/C Issuer shall not permit any such extension if (A) the applicable L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.04(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Domestic Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Domestic Lender or the Company that one or more of the applicable conditions specified in Section
            6.02 is not then satisfied, and in each such case directing the applicable L/C Issuer not to permit such extension.

                  (iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable L/C Issuer will also deliver to the Company and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

            (c)   Drawings and Reimbursements; Funding of Participations.

                  (i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable L/C Issuer shall notify the Company and the Administrative Agent thereof. In the case of a Letter of Credit denominated in an Alternative Currency, the Company shall reimburse the applicable L/C Issuer in Dollars, unless the Company shall have notified the applicable L/C Issuer promptly following receipt of the notice of drawing that the Company will reimburse the applicable L/C Issuer in such Alternative Currency. In the absence of such prompt notice from the Company that it will pay in Alternative Currency, the Company will reimburse the applicable L/C Issuer in Dollars. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an Alternative Currency, the applicable L/C Issuer shall notify the Company of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof. Not later than 11:00 a.m. on the date of any payment by the applicable L/C Issuer under a Letter of Credit to be reimbursed in Dollars, or the Applicable Time on the date of any payment by the applicable L/C Issuer under a Letter of Credit to be reimbursed in an Alternative Currency (each such date, an "Honor Date"), the Company shall reimburse the applicable L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing and in the applicable currency. If the Company fails to so reimburse the applicable L/C Issuer by such time, the Administrative Agent shall promptly notify each Domestic Lender of the Honor Date, the amount of the unreimbursed drawing (expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternative Currency) (the "Unreimbursed Amount"), and the amount of such Domestic Lender's Domestic Applicable Percentage thereof. In such event, the Company shall be deemed to have requested a Committed Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in
            Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Aggregate Domestic Commitments and the conditions set forth in Section 6.02 (other than the delivery of a Committed Loan Notice). Any notice given by the applicable L/C Issuer or the Administrative Agent pursuant to this Section 2.04(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                  (ii)  Each Domestic Lender shall upon any notice pursuant to
            Section 2.04(c)(i) make funds available to the Administrative Agent for the account of the applicable L/C Issuer, in Dollars, at the Administrative Agent's Office for Dollar-denominated payments in an amount equal to its Domestic Applicable Percentage of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.04(c)(iii), each Domestic Lender that so makes funds available shall be deemed to have made a Base Rate Committed Loan to the Company in such amount, and such Unreimbursed Amount shall be reduced by the amount of such funds made available. The Administrative Agent shall remit the funds so received to the applicable L/C Issuer in Dollars.

                  (iii) With respect to any Unreimbursed Amount that is not
            fully refinanced by a Committed Borrowing of Base Rate Loans because the conditions set forth in Section 6.02 cannot be satisfied or for any other reason, the Company shall be deemed to have incurred from the applicable L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Domestic Lender's payment to the Administrative Agent for the account of the applicable L/C Issuer pursuant to Section 2.04(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Domestic Lender in satisfaction of its participation obligation under this
            Section 2.04.

                  (iv) Until each Domestic Lender funds its Committed Loan or L/C Advance pursuant to this Section 2.04(c) to reimburse the applicable L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Domestic Lender's Domestic Applicable Percentage of such amount shall be solely for the account of the applicable L/C Issuer.

                  (v) Each Domestic Lender's obligation to make Committed Loans or L/C Advances to reimburse the applicable L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this
            Section 2.04(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Domestic Lender may have against the applicable L/C Issuer, the Company, any Subsidiary or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default; or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Domestic Lender's obligation to make Committed Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 6.02 (other than delivery by the Company of a Committed Loan Notice in accordance with Section 6.02(c). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Company to reimburse the applicable L/C Issuer for the amount of any payment made by the applicable L/C Issuer under any Letter of Credit, together with interest as provided herein.

                  (vi) If any Domestic Lender fails to make available to the Administrative Agent for the account of the applicable L/C Issuer any amount required to be paid by such Domestic Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(ii), the applicable L/C Issuer shall be entitled to recover from such Domestic Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the applicable L/C Issuer at a rate per annum equal to the applicable Overnight Rate from time to time in effect. A certificate of the applicable L/C Issuer submitted to any Domestic Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

                  (vii) Each L/C Issuer will provide to the Administrative Agent reports in detail acceptable to the Administrative Agent (including draws, payments and reconciliation reports) with respect to outstanding Letters of Credit issued by such L/C Issuer, in such frequency as reasonably requested by the Administrative Agent. The Administrative Agent will provide quarterly reports to each Lender with respect to the outstanding Letters of Credit at such time issued by each L/C Issuer, and such other information regarding outstanding Letters of Credit or L/C Obligations reasonably requested by any Lender from time to time.

            (d)   Repayment of Participations.

                  (i) At any time after an L/C Issuer has made a payment under any Letter of Credit and has received from any Domestic Lender such Domestic Lender's L/C Advance in respect of such payment in accordance with Section 2.04(c), if the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Company or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Domestic Lender its Domestic Applicable Percentage thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Domestic Lender's L/C Advance was outstanding) in Dollars and in the same funds as those received by the Administrative Agent.

                  (ii) If any payment received by the Administrative Agent for the account of an L/C Issuer pursuant to Section 2.04(c)(i) is required to be returned under any of the circumstances described in
            Section 12.05 (including pursuant to any settlement entered into by the applicable L/C Issuer in its discretion), each Domestic Lender shall pay to the Administrative Agent for the account of the applicable L/C Issuer its Domestic Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Domestic Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect. The obligations of the Domestic Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

            (e) Obligations Absolute. The obligation of the Company to reimburse the applicable L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

                  (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;

                  (ii) the existence of any claim, counterclaim, setoff, defense or other right that the Company or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), any L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

                  (iii) any draft, demand, certificate or other document
            presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

                  (iv) any payment by any L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit provided that payment thereof shall not constitute gross negligence or willful misconduct; or any payment made by any L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;

                  (v) any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to the Company or any Subsidiary or in the relevant currency markets generally; or

                  (vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company or any Subsidiary; provided that, such circumstance or event shall not have been the result of gross negligence or willful misconduct of the applicable L/C Issuer.

      The Company shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Company's instructions or other irregularity, the Company will immediately notify the applicable L/C Issuer. The Company shall be conclusively deemed to have waived any such claim against the applicable L/C Issuer and its correspondents unless such notice is given as aforesaid.

            (f) Role of L/C Issuers. Each Domestic Lender and the Company agree that, in paying any drawing under a Letter of Credit, the L/C Issuers shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuers, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuers shall be liable to any Domestic Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Domestic Lenders or the Required Domestic Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Company hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Company's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuers, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuers shall be liable or responsible for any of the matters described in clauses
      (i) through (v) of Section 2.04(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Company may have a claim against the L/C Issuers, and the L/C Issuers may be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Company which the Company proves were caused by the L/C Issuers' willful misconduct or gross negligence or the L/C Issuers' willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuers may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuers shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

            (g) Cash Collateral. (i) Upon the request of the Administrative Agent, (A) if the L/C Issuers have honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing that is continuing, or (B) if, as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, the Company shall, in each case, immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations.

                  (ii) In addition, if the Administrative Agent notifies the Company at any time that the Outstanding Amount of all L/C Obligations at such time exceeds 110% of the Letter of Credit Sublimit then in effect, then, within 30 days after receipt of such notice, the Company shall Cash Collateralize the L/C Obligations in an amount equal to the amount by which the Outstanding Amount of all L/C Obligations exceeds the Letter of Credit Sublimit.

                  (iii) The Administrative Agent may, at any time and from time to time after the initial deposit of Cash Collateral, request that additional Cash Collateral be provided as reasonably necessary in order to protect against the results of exchange rate fluctuations.

                  (iv) Sections 2.06 and 10.02(c) set forth certain additional requirements to deliver Cash Collateral hereunder. For purposes of this Section 2.04, Section 2.06 and Section 10.02(c), "Cash Collateralize" means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the applicable L/C Issuers and the Domestic Lenders, as collateral for the L/C Obligations, cash or deposit account balances ("Cash Collateral") pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the applicable L/C Issuers (which documents are hereby consented to by the Domestic Lenders). Derivatives of such term have corresponding meanings. The Company hereby grants to the Administrative Agent, for the benefit of the applicable L/C Issuers and the Domestic Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in blocked, interest bearing deposit accounts at Bank of America, and such Cash Collateral shall be returned to the Company with such interest when the requirements for delivery of such Cash Collateral are no longer applicable (but Cash Collateral may be required to be delivered again from time to time in accordance with the terms of this Agreement).

            (h) Applicability of ISP. Unless otherwise expressly agreed by the L/C Issuers and the Company when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), the rules of the ISP shall apply to each standby Letter of Credit.

            (i) Letter of Credit Fees. The Company shall pay to the Administrative Agent for the account of each Domestic Lender in accordance with its Domestic Applicable Percentage, in Dollars, a Letter of Credit fee (the "Letter of Credit Fee") for each standby Letter of Credit in an aggregate amount for all Domestic Lenders equal to the Applicable Rate times the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit. For purposes of computing the daily amount available to be drawn under any Letter of Credit, notwithstanding Section 1.08, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit in effect at such time of calculation (such Letter of Credit amount shall not be determined in accordance with Section 1.08 for purposes of this Section 2.04(i)). Letter of Credit Fees shall be (i) computed on a quarterly basis in arrears and (ii) due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each standby Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate.

            (j) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuers. The Company shall pay directly to each L/C Issuer for its own account, in Dollars, a fronting fee with respect to each Letter of Credit, as specified in the Facility Fee Letter. In addition, the Company shall pay directly to each L/C Issuer for its own account, in Dollars, the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges of the L/C Issuers relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable. Bank of America has delivered to the Company a letter listing as of the date specified therein, the amounts of such customary fees and standard costs and charges associated with the issuances of Letters of Credit.

            (k) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

            (l) Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of a Subsidiary, the Company shall be obligated to reimburse the L/C Issuers hereunder for any and all drawings under such Letter of Credit. The Company hereby acknowledges that the issuance of Letters of Credit for the obligations of Subsidiaries inures to the benefit of the Company, and that the Company's business derives substantial benefits from the businesses of such Subsidiaries.

      2.05  DOMESTIC SWING LINE LOANS.

            (a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees, in reliance upon the agreements of the other Domestic Lenders set forth in this Section 2.05, to make loans in Dollars or in one or more Alternative Currencies (each such loan, a "Swing Line Loan") to the Company from time to time on any Business Day during the Availability Period in an aggregate Dollar Equivalent outstanding amount not to exceed at any time the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Domestic Applicable Percentage of the Outstanding Amount of Committed Loans and L/C Obligations of the Domestic Lender acting as Swing Line Lender, may exceed the amount of such Swing Line Lender's Domestic Commitment; provided, however, that after giving effect to any Swing Line Loan,

                  (i) the Dollar Equivalent of the Total Outstandings shall not exceed the Aggregate Total Commitment,

                  (ii) the Dollar Equivalent of the aggregate Outstanding Amount of the Committed Loans of any Domestic Lender, plus such Domestic Lender's Domestic Applicable Percentage of the Dollar Equivalent of the Outstanding Amount of all L/C Obligations, plus such Domestic Lender's Domestic Applicable Percentage of the Dollar Equivalent of the Outstanding Amount of all Swing Line Loans shall not exceed such Domestic Lender's Domestic Commitment,

                  (iii) the Dollar Equivalent of the aggregate Outstanding
            Amount of all Committed Loans, plus the Dollar Equivalent of the Outstanding Amount of all Swing Line Loans, plus the Outstanding Amount of all Bid Loans, plus the Dollar Equivalent of the Outstanding Amount of all L/C Obligations, shall not exceed the Aggregate Domestic Commitment, and

                  (iv) the aggregate Dollar Equivalent of the Outstanding Amount of all Swing Line Loans of the Swing Line Lender shall not exceed the Swing Line Sublimit.

      Within the foregoing limits, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.05, prepay under
      Section 2.06, and reborrow under this Section 2.05. Each Swing Line Loan made in Dollars shall be a Base Rate Loan. Each Swing Line Loan made in an Alternative Currency shall be a Eurocurrency Rate Loan. Immediately upon the making of a Swing Line Loan, each Domestic Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Domestic Lender's Domestic Applicable Percentage times the amount of such Swing Line Loan. Swing Line Alternative Currency Loans must be repaid in the currency borrowed. During the existence of an Event of Default, the Swing Line Lender may demand that any or all of the then outstanding Swing Line Alternative Currency Loans be redenominated in Dollars in the amount of the Dollar Equivalent thereof.

            (b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Company's irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than (i) 1:00 p.m. on the requested borrowing date for Swing Line Loans that are Base Rate Loans, and (ii) four Business Days (or five Business Days in the case of a Special Notice Currency) prior to the requested date of any Swing Line Alternative Currency Loan, and shall specify (x) the amount to be borrowed, which shall be a minimum of the Dollar Equivalent of $100,000, (y) whether such Swing Line Loan will be a Base Rate Loan or a Swing Line Alternative Currency Loan, and if a Swing Line Alternative Currency Loan, the currency to be borrowed and the duration of the Interest Period and (z) the requested borrowing date, which shall be a Business Day. If the Company fails to specify either a currency or an Interest Period duration, the Swing Line Loan shall be made in Dollars as a Base Rate Loan. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Company. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Domestic Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.05(a), or (B) that one or more of the applicable conditions specified in Article VI is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Company at its office by crediting the account of the Company on the books of the Swing Line Lender in Same Day Funds.

            (c)   Refinancing of Swing Line Loans.

                  (i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Company (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Domestic

            Lender make a Base Rate Committed Loan in an amount equal to such Domestic Lender's Domestic Applicable Percentage of the Dollar Equivalent of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Aggregate Domestic Commitments and the conditions set forth in
            Section 6.02. The Swing Line Lender shall furnish the Company with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Domestic Lender shall make an amount equal to its Domestic Applicable Percentage of the amount specified in such Committed Loan Notice available to the Administrative Agent in Same Day Funds for the account of the Swing Line Lender at the Administrative Agent's Office for Dollar-denominated payments not later than 1:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.05(c)(ii), each Domestic Lender that so makes funds available shall be deemed to have made a Base Rate Committed Loan to the Company in such amount, and such Swing Line Loan shall be deemed to have been repaid in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.

                  (ii) If for any reason any Swing Line Loan cannot be refinanced by such a Committed Borrowing in accordance with Section 2.05(c)(i), the request for Base Rate Committed Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Domestic Lenders fund its risk participation in the relevant Swing Line Loan and each Domestic Lender's payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.05(c)(i) shall be deemed payment in respect of such participation.

                  (iii) If any Domestic Lender fails to make available to the
            Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Domestic Lender pursuant to the foregoing provisions of this Section 2.05(c) by the time specified in Section 2.05(c)(i), the Swing Line Lender shall be entitled to recover from such Domestic Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the applicable Overnight Rate from time to time in effect. A certificate of the Swing Line Lender submitted to any Domestic Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

                  (iv) Each Domestic Lender's obligation to make Committed Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this

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            Section 2.05(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Domestic Lender may have against the Swing Line Lender, the Company or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Domestic Lender's obligation to make Committed Loans pursuant to this Section 2.05(c) is subject to the conditions set forth in Section 6.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the Company to repay Swing Line Loans, together with interest as provided herein.

            (d)   Repayment of Participations.

                  (i) At any time after any Domestic Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Domestic Lender its Domestic Applicable Percentage of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Domestic Lender's risk participation was funded) in the same funds as those received by the Swing Line Lender.

                  (ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 12.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Domestic Lender shall pay to the Swing Line Lender its Domestic Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Overnight Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Domestic Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

            (e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Company for interest on the Swing Line Loans. Until each Domestic Lender funds its Base Rate Committed Loan or risk participation pursuant to this Section 2.05 to refinance such Domestic Lender's Domestic Applicable Percentage of any Swing Line Loan, interest in respect of such Domestic Applicable Percentage shall be solely for the account of the Swing Line Lender.

            (f) Payments Directly to Swing Line Lender. The Company shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

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      2.06  PREPAYMENTS OF DOMESTIC LOANS AND CREDIT EXTENSIONS.

            (a) Committed Loans. Company may, upon notice from the Company to the Administrative Agent, at any time or from time to time voluntarily prepay Committed Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 11:00 a.m. (A) three Business Days prior to any date of prepayment of Eurocurrency Rate Loans denominated in Dollars, (B) four Business Days (or five, in the case of prepayment of Loans denominated in Special Notice Currencies) prior to any date of prepayment of Eurocurrency Rate Loans denominated in Alternative Currencies, and (C) on the date of prepayment of Base Rate Committed Loans; (ii) any prepayment of Eurocurrency Rate Loans denominated in Dollars shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof;
      (iii) any prepayment of Eurocurrency Rate Loans denominated in Alternative Currencies shall be in a minimum principal amount of the Dollar Equivalent of $5,000,000 or a whole multiple of the Dollar Equivalent of $1,000,000 in excess thereof; and (iv) any prepayment of Base Rate Committed Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Committed Loans to be prepaid and, if Eurocurrency Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Domestic Lender of its receipt of each such notice, and of the amount of such Domestic Lender's Domestic Applicable Percentage of such prepayment. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurocurrency Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to
      Section 5.05. Each such prepayment shall be applied to the Committed Loans of the Domestic Lenders in accordance with their respective Domestic Applicable Percentages.

            (b) Bid Loans. No Bid Loan may be prepaid without the prior consent of the applicable Bid Loan Lender.

            (c) Swing Line Loans. The Company may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Swing Line Lender not later than 11:00 a.m. (A) four Business Days (or five, in the case of prepayment of Swing Line Alternative Currency Loans denominated in Special Notice Currencies) prior to any date of prepayment of Swing Line Alternative Currency Loans, and (B) on the date of the prepayment of Swing Line Loans that are Base Rate Loans, and (ii) any partial prepayment shall be in a minimum principal amount of $100,000. Each such notice shall specify the date and amount of such prepayment, and, if Swing Line Alternative Currency Loans are to be prepaid, the Interest Period(s) of such Loans. If such notice is given by the Company, the Company shall make such prepayment and the payment

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

      amount specified in such notice shall be due and payable on the date specified therein. All Swing Line Alternative Currency Loans shall be repaid in the currency borrowed. Any prepayment of a Swing Line Alternative Currency Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 5.05.

            (d) Excess of Aggregate Domestic Commitments. If the Administrative Agent notifies the Company at any time that the Domestic Total Outstandings at such time exceed the Aggregate Domestic Commitments then in effect, then, within five Business Days after receipt of such notice, the Company shall prepay Domestic Loans and/or the Company shall Cash Collateralize the L/C Obligations in an aggregate amount sufficient to reduce (or Cash Collateralize) such Domestic Total Outstandings as of such date of payment to an amount not to exceed the Aggregate Domestic Commitments then in effect; provided, however, that, subject to the provisions of Section 2.04(g)(ii), the Company shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.06(d) unless after the prepayment in full of the Domestic Loans the Domestic Total Outstandings exceed the Aggregate Domestic Commitments then in effect.

            (e) Alternative Currencies. If the Administrative Agent notifies the Company at any time that the Dollar Equivalent of the Outstanding Amount of all Committed Loans denominated in Alternative Currencies at such time exceeds an amount equal to 110% of the Multicurrency Sublimit then in effect, then, within five Business Days after receipt of such notice, the Company shall prepay Committed Loans in an aggregate amount sufficient to reduce such Outstanding Amount of Committed Loans as of such date of payment to an amount not to exceed 100% of the Multicurrency Sublimit then in effect.

      2.07 TERMINATION OR REDUCTION OF DOMESTIC COMMITMENTS. The Company may, upon notice to the Administrative Agent, terminate the Aggregate Domestic Commitments, or from time to time permanently reduce the Aggregate Domestic Commitments; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. three Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of the Dollar Equivalent of $10,000,000 or any whole multiple of the Dollar Equivalent of $1,000,000 in excess thereof, (iii) the Company shall not terminate or reduce the Aggregate Domestic Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Domestic Outstandings would exceed the Aggregate Domestic Commitments, and (iv) if, after giving effect to any reduction of the Aggregate Domestic Commitments (whether pursuant to this Section 2.07 or Section 2.11), the Multicurrency Sublimit, the Letter of Credit Sublimit, the Bid Loan Sublimit, or the Swing Line Sublimit exceeds the amount of the Aggregate Domestic Commitments, such Sublimit shall be automatically reduced by the amount of such excess. The Administrative Agent will promptly notify the Domestic Lenders of any such notice of termination or reduction of the Aggregate Domestic Commitments. The amount of any such Aggregate Domestic Commitment reduction shall not be applied to reduce the Multicurrency Sublimit, the Bid Loan Sublimit, the Swing Line Sublimit or the Letter of Credit Sublimit unless such sublimit is in excess of the Aggregate

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Domestic Commitment or as otherwise specifically directed in writing by the
Company. Except reductions in Domestic Commitments made in accordance with
Section 2.11 hereof, any reduction of the Aggregate Domestic Commitments shall be applied to the Domestic Commitment of each Domestic Lender according to its Domestic Applicable Percentage. All fees accrued until the effective date of any termination of the Aggregate Domestic Commitments shall be paid on the effective date of such termination.

      2.08  REPAYMENT OF DOMESTIC LOANS AND CREDIT EXTENSIONS.

            (a) The Company shall repay to the Domestic Lenders on the Maturity Date the aggregate principal amount of Committed Loans made to Company outstanding on such date, together with all other outstanding Obligations.

            (b) The Company shall repay each Bid Loan on the last day of the Interest Period in respect thereof.

            (c) The Company shall repay each Swing Line Loan that is a Base Rate Loan on the earlier to occur of (i) the date ten Business Days after such Loan is made and (ii) the Maturity Date, provided that, except with respect to payments due on the Maturity Date, the Company may use proceeds of Swing Line Loans to repay amounts due under this Section 2.08.

            (d) The Company shall repay each Swing Line Alternative Currency Loan on the earlier to occur of (i) last day of the Interest Period in respect thereof and (ii) the Maturity Date, provided that, except with respect to payments due on the Maturity Date, the Company may use proceeds of Swing Line Loans to repay amounts due under this Section 2.08.

      2.09 INTEREST ON DOMESTIC LOANS AND CREDIT EXTENSIONS. Subject to the provisions of Section 4.01,

            (a) each Domestic Loan that is a Eurocurrency Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the lesser of (i) the Highest Lawful Rate and (ii) the sum of the Eurocurrency Rate for such Interest Period plus the Applicable Rate plus (in the case of a Eurocurrency Rate Loan of any Lender which is lent from a Lending Office in the United Kingdom or a Participating Member State) the Mandatory Cost;

            (b) each Base Rate Committed Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the lesser of (i) the Highest Lawful Rate and
      (ii) the Base Rate plus the Applicable Rate;

            (c) each Bid Loan shall bear interest on the outstanding principal amount thereof for the Interest Period therefor at a rate per annum equal to the lesser of (i) the Highest Lawful Rate and (ii) the Eurocurrency Rate for such Interest Period plus (or

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

      minus) the Eurocurrency Bid Margin, or at the Absolute Rate for such Interest Period, as the case may be; and

            (d) each Swing Line Loan shall bear interest on the outstanding principal amount thereof (i) with respect to Swing Line Loans that are Base Rate Loans, from the applicable borrowing date at a rate per annum equal to the lesser of (A) the Highest Lawful Rate and (B) the Base Rate plus the Applicable Rate, and (ii) with respect to Swing Line Alternative Currency Loans, for each Interest Period at a rate per annum equal to the lesser of (A) the Highest Lawful Rate and (B) the sum of the Eurocurrency Rate for such Interest Period plus the Applicable Rate.

            (e) Interest on each Domestic Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

      2.10  INCREASE IN DOMESTIC COMMITMENTS.

            (a) Request for Increase. Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Domestic Lenders), the Company may from time to time, request an increase in the Aggregate Domestic Commitments by an amount (for all such requests) not exceeding $750,000,000 (as increased pursuant to Section 2.11, the "Domestic Uncommitted Increase Amount") (except to the extent increased pursuant to Section 2.11(h)); provided that (i) any such request for an increase shall be in a minimum amount of $100,000,000, and (ii) the Company may make a maximum of three such requests. At the time of sending such notice, the Company (in consultation with the Administrative Agent) shall specify the time period within which each Domestic Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Domestic Lenders).

            (b) Domestic Lender Elections to Increase. Each Domestic Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Domestic Commitment and, if so, whether by an amount equal to, greater than, or less than its Domestic Applicable Percentage of such requested increase. Any Domestic Lender not responding within such time period shall be deemed to have declined to increase its Domestic Commitment.

            (c) Notification by Administrative Agent; Additional Domestic Lenders. The Administrative Agent shall notify the Company and each Domestic Lender of the Domestic Lenders' responses to each request made hereunder. To achieve the full amount of a requested increase and subject to the approval of the Administrative Agent and the L/C Issuers (which approvals shall not be unreasonably withheld), the Company may also invite additional Persons reasonably acceptable to the Company and the Administrative Agent to become Domestic Lenders pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel.

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

            (d) Effective Date and Allocations. If the Aggregate Domestic Commitments are increased in accordance with this Section, the Administrative Agent and the Company shall determine the effective date (the "Increase Effective Date") and the final allocation of such increase. The Administrative Agent shall promptly notify the Company and the Domestic Lenders of the final allocation of such increase and the Increase Effective Date.

            (e) Conditions to Effectiveness of Increase. As a condition precedent to such increase, the Company shall deliver to the Administrative Agent a certificate of the Company dated as of the Increase Effective Date (in sufficient copies for each Domestic Lender) signed by a Responsible Officer of the Company (i) certifying and attaching the resolutions adopted by the Company approving or consenting to such increase, and (ii) certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article VII and the other Loan Documents are true and correct in all material respects on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2.10, the representations and warranties contained in subsections (a) and (b) of Section 7.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and
      (b), respectively, of Section 8.01, and (B) no Default exists. The Company shall prepay any Committed Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 5.05) to the extent necessary to keep the outstanding Committed Loans ratable with any revised Domestic Applicable Percentages arising from any nonratable increase in the Aggregate Domestic Commitments under this Section.

            (f) Conflicting Provisions. This Section shall supersede any provisions in Sections 4.07 or 12.01 to the contrary.

      2.11  COMPANY PURCHASE OF DOMESTIC LOANS.

      Notwithstanding anything herein or in any other Loan Document to the contrary, with the prior consent of the Administrative Agent, the Company may, in accordance with each of the following terms and conditions, purchase from the Domestic Lenders, Domestic Loans in an amount in the aggregate over the term of this Agreement not to exceed more than 10% of the Aggregate Total Commitments:

            (a) The Domestic Loans shall have been trading below par (as determined by the principal trading desk of the Administrative Agent);

            (b) There shall exist no Default both before and after giving effect to any such purchase;

            (c) There shall exist no circumstance, event or condition which could reasonably be expected to cause a Material Adverse Effect both before and after giving effect to any such purchase;

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

            (d) All Domestic Loans purchased by the Company shall be immediately retired, and in no event shall the Company be entitled to sell, assign, participate, convey, encumber, pledge or otherwise transfer any such purchased Domestic Loans;

            (e) The Domestic Commitment of each such Domestic Lender that sells any portion of its Domestic Loans pursuant to this Section 2.11 shall be automatically reduced by the amount of such sale immediately upon consummation of such sale;

            (f) The Company shall never be a Domestic Lender hereunder or under any of the Loan Documents, and the Company shall never be entitled to any of the rights or privileges of a Domestic Lender, including, without limitation, the right to vote any portion of the Domestic Loans;

            (g) In no event shall any purchase by the Company under this Section be deemed to be a payment, prepayment or any other type of payment of any kind on the Domestic Loans;

            (h) The Domestic Uncommitted Increase Amount shall be increased by any amount of Loans repurchased and retired by the Company in accordance with this Section;

            (i) The Company shall pay all costs incurred by each affected Lender in connection with any such purchase of Loans in accordance with the terms of Section 5.05 and all other out-of-pocket expenses of the Administrative Agent and the Domestic Lenders incurred in connection with any such purchase;

            (j) The Company may only purchase Domestic Loans outstanding under the Domestic Facility and may not in any event purchase any Domestic Commitment of any Domestic Lender, and each offer to purchase by the Company shall be made pro rata to all Domestic Lenders based on their respective Domestic Applicable Percentages and pursuant to the same terms and conditions;

            (k) After giving notice to the Administrative Agent of its intent to purchase, such notice by the Company shall be irrevocable;

            (l) Company shall give not less than 10 Business Day's prior written irrevocable notice to the Administrative Agent (which shall promptly notify the Domestic Lenders); provided that (i) any such request for a purchase shall be in a minimum purchase amount of $20,000,000 and
      (ii) the Company may make a maximum of ten such requests over the term of this Agreement. Such notice shall constitute Company's irrevocable and unconditional obligation to purchase Domestic Loans on the terms and conditions specified in such notice. At the time of sending such notice, the Company (in consultation with the Administrative Agent) shall specify the time period within which each Domestic Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Domestic Lenders). Each Domestic Lender shall notify the Administrative Agent within such time period whether

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

      or not it agrees to sell the specified portion or any other portion of its Domestic Loan and, if so, whether by an amount equal to, greater than, or less than its Domestic Applicable Percentage of such requested sale. Any Domestic Lender not responding within such time period shall be deemed to have declined to sell any portion of its Domestic Loans. The Administrative Agent shall notify the Company and each Domestic Lender of the Domestic Lenders' responses to each request made hereunder;

            (m) The Company shall deliver to the Administrative Agent a certificate of the Company dated as of the Company Purchase Effective Date (as defined below) (in sufficient copies for each Domestic Lender) signed by a Responsible Officer of the Company:

                  (i) certifying and attaching the resolutions adopted by the Company approving or consenting to such purchase, and

                  (ii) certifying that, before and after giving effect to such purchase,

                        (A)   no Default exists,

                        (B) no circumstance, event or condition exists which could reasonably be expected to cause a Material Adverse Effect, and

                        (C) there is no material nonpublic information regarding the Company at the time of the purchase which has not been disclosed to the Administrative Agent and the Domestic Lenders (unless a Domestic Lender does not expressly agree to maintain the disclosed information confidential); and

            (n) The Administrative Agent and the Company shall determine the effective date (the "Company Purchase Effective Date") of the sale, and the Administrative Agent will reallocate the Domestic Loans based on those Domestic Lenders selling portions of their Domestic Loans. The Administrative Agent shall promptly notify the Company and all Domestic Lenders of the final allocation on the Company Purchase Effective Date. Each Lender hereby authorizes the Administrative Agent to reallocate the Domestic Applicable Percentages, L/C Obligations and other related provisions to give effect to any non pro-rata purchase of Domestic Loans by the Company under this Section.

                                  ARTICLE III.
                              THE OFFSHORE FACILITY

      3.01  OFFSHORE LOANS.

            (a) Availability of Offshore Loans. Subject to the terms and conditions set forth herein, each Offshore Lender severally agrees to make loans (each such loan, including UK Offshore Loans and Hybrid Offshore Loans, an "Offshore Loan") to the Borrowers, in Dollars or in one or more Alternative Currencies from time to time, on any

      Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Offshore Lender's Offshore Commitment; provided, however, that after giving effect to any UK Offshore Borrowing and Hybrid Offshore Borrowing and the use of proceeds thereof,

                  (i) the Dollar Equivalent of the Total Outstandings shall not exceed the Aggregate Total Commitments,

                  (ii) the Dollar Equivalent of the aggregate Outstanding Amount of the Offshore Loans of any Offshore Lender shall not exceed such Offshore Lender's Offshore Commitment; and

                  (iii) the Dollar Equivalent of the aggregate Outstanding
            Amount of all Offshore Loans shall not exceed the Aggregate Offshore Commitment.

      Within the limits of each Offshore Lender's Offshore Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Article III, prepay and reborrow under this Article III. UK Offshore Loans may only be Eurocurrency Rate Loans and may only be borrowed by Offshore Borrowers under Section 3.01.

            (b)   Borrowing of UK Offshore Loans by Offshore Borrowers.

                  (i) Each UK Offshore Borrowing and each continuation of UK Offshore Loans shall be made upon the Offshore Borrowers' Agent's irrevocable notice to the Offshore Sub-Administrative Agent in the form of a UK Offshore Loan Notice. Each such notice must be received by the Offshore Sub-Administrative Agent not later than 10:00 a.m.
            (A) one Business Day prior to the requested date of any UK Offshore Borrowing of, or continuation of, UK Offshore Loans denominated in Sterling, or (B) three Business Days (or five Business Days in the case of a Special Notice Currency) prior to the requested date of any UK Offshore Borrowing of, or continuation of, UK Offshore Loans denominated in other Alternative Currencies; provided that, notwithstanding the foregoing, the Offshore Borrowers' Agent may give one Business Day prior notice to the requested date of any UK Offshore Borrowing of, or continuation of, UK Offshore Loans denominated in Euro, but the Eurocurrency Rate of any such UK Offshore Loan shall be determined by the Offshore Sub-Administrative Agent using subsection (b) of the definition of EURIBOR in this Agreement. The UK Offshore Loan Notice must be appropriately completed and signed by a Responsible Officer of the Offshore Borrowers' Agent. Each UK Offshore Borrowing of, or continuation of UK Offshore Loans shall be in integral amounts of 1,000,000 with the minimum at least the Dollar Equivalent of $5,000,000.

                  (ii) Each UK Offshore Loan Notice shall specify (A) the Offshore Borrower on whose behalf the request is being made, (B) whether such Offshore Borrower is requesting a UK Offshore Borrowing or a continuation of UK

            Offshore Loans, (C) the requested date of the UK Offshore Borrowing, or continuation, as the case may be (which shall be a Business Day),
            (D) the principal amount of UK Offshore Loans to be borrowed or continued, (E) the duration of the Interest Period with respect thereto and (F) the currency of the UK Offshore Loans to be borrowed. If the Offshore Borrowers' Agent fails to specify a currency in a UK Offshore Loan Notice requesting a UK Offshore Borrowing, then the UK Offshore Loans so requested shall be made in Sterling.

                  (iii) If the Offshore Borrowers' Agent fails to give a timely notice requesting a continuation, then the applicable UK Offshore Loans shall be due and payable at the end of their respective Interest Periods and be repaid by the applicable Borrowers. If the Offshore Borrowers' Agent requests a UK Offshore Borrowing of or continuation of UK Offshore Loans in any such UK Offshore Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. No UK Offshore Loan may be converted into or continued as a UK Offshore Loan denominated in a different currency, but instead must be prepaid in the original currency of such UK Offshore Loan and reborrowed in the other currency.

                  (iv) Following receipt of a UK Offshore Loan Notice, the Offshore Sub-Administrative Agent shall promptly notify each Offshore Lender of the amount (and currency) of its Offshore Applicable Percentage of the applicable UK Offshore Loans. Each Offshore Lender shall make the amount of its UK Offshore Loan available to the Offshore Sub-Administrative Agent in Same Day Funds at the Offshore Sub-Administrative Agent's Office for the applicable currency. Upon satisfaction of the applicable conditions set forth in Section 6.02 (and, if such UK Offshore Borrowing is the initial Credit Extension, Section 6.01), the Offshore Sub-Administrative Agent shall make all funds so received available to the applicable Offshore Borrower in like funds as received by the Offshore Sub-Administrative Agent either by (A) crediting the account of the applicable Offshore Borrower on the books of Bank of America, London with the amount of such funds or (B) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Offshore Sub-Administrative Agent by the Offshore Borrowers' Agent.

                  (v) The Offshore Sub-Administrative Agent shall promptly notify the Administrative Agent, the Offshore Borrowers' Agent and the Offshore Lenders of the interest rate applicable to any Interest Period for UK Offshore Loans upon determination of such interest rate.

            (c) After giving effect to all UK Offshore Borrowings and all continuations of UK Offshore Loans, there shall not be more than 15 Interest Periods in effect with respect to all Offshore Loans.

      3.02 PREPAYMENTS OF UK OFFSHORE LOANS. Borrowers may, upon notice from the Offshore Borrowers' Agent to the Offshore Sub-Administrative Agent, at any time or from time

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to time voluntarily prepay UK Offshore Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Offshore Sub-Administrative Agent not later than 11:00 a.m. (A) four Business Days prior to any date of prepayment of UK Offshore Loans denominated in Sterling, Dollars or Euro and (B) five Business Days (or ten, in the case of prepayment of Loans denominated in Special Notice Currencies) prior to any date of prepayment of UK Offshore Loans denominated in other Alternative Currencies; (ii) any prepayment of UK Offshore Loans denominated in Dollars, Euro or Sterling shall be in a principal amount of the Dollar Equivalent of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iii) any prepayment of UK Offshore Loans denominated in other Alternative Currencies shall be in a minimum principal amount of the Dollar Equivalent of $5,000,000 or a whole multiple of the Dollar Equivalent of $1,000,000 in excess thereof; or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Interest Period(s) of such UK Offshore Loans. The Offshore Sub-Administrative Agent will promptly notify each Offshore Lender of its receipt of each such notice, and of the amount of such Offshore Lender's Offshore Applicable Percentage of such prepayment. If such notice is given by the Offshore Borrowers' Agent, the Borrowers shall make such prepayment, and the payment amount specified in such notice shall be due and payable, on the date specified therein. Any prepayment of a UK Offshore Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 5.05. Each such prepayment shall be applied to the UK Offshore Loans of the Offshore Lenders in accordance with their respective Offshore Applicable Percentages.

      3.03 TERMINATION OR REDUCTION OF OFFSHORE COMMITMENTS. The Company may, upon notice to both the Administrative Agent and the Offshore Sub-Administrative Agent, terminate the Aggregate Offshore Commitments, or from time to time permanently reduce the Aggregate Offshore Commitments; provided that (i) any such notice shall be received by the Administrative Agent and the Offshore Sub-Administrative Agent not later than 11:00 a.m. ten Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of the Dollar Equivalent of $10,000,000 or any whole multiple of the Dollar Equivalent of $1,000,000 in excess thereof and (iii) the Company shall not terminate or reduce the Aggregate Offshore Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Offshore Total Outstandings would exceed the Aggregate Offshore Commitments. The Offshore Sub-Administrative Agent will promptly notify the Offshore Lenders of any such notice of termination or reduction of the Aggregate Offshore Commitments. Any reduction of the Aggregate Offshore Commitments shall be applied to the Offshore Commitment of each Offshore Lender according to its Offshore Applicable Percentage. All fees accrued until the effective date of any termination of the Aggregate Offshore Commitments shall be paid on the effective date of such termination.

      3.04  REPAYMENT OF OFFSHORE LOANS.

            (a) The Borrowers shall repay each UK Offshore Loan on the last day of the Interest Period in respect thereof, but any such repayment may be made with the proceeds of any continuation of such UK Offshore Loan borrowed by such Offshore Borrower in accordance with the terms of Section 3.01(b).

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            (b)   The Borrowers shall repay the Offshore Lenders on the Maturity
      Date the aggregate principal amount of the Offshore Loans made to all of the Borrowers outstanding on such date, together with all other outstanding Obligations.

      3.05  INTEREST ON OFFSHORE LOANS.

            (a) Subject to the provisions of subsection (d) below and Section 4.01, each UK Offshore Loan and each Hybrid Offshore Loan that is a Eurocurrency Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the lesser of (i) the Highest Lawful Rate and (ii) the sum of the Eurocurrency Rate for such Interest Period plus the Applicable Rate plus (in the case of a Eurocurrency Rate Loan of any Lender which is lent from a Lending Office in the United Kingdom or a Participating Member State) the Mandatory Cost.

            (b) Each Base Rate Hybrid Offshore Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the lesser of (i) the Highest Lawful Rate and
      (ii) the Base Rate plus the Applicable Rate.

            (c) Interest on each Offshore Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

            (d) In addition to the foregoing and the other provisions of this Agreement, if a Market Disruption Event occurs in relation to a UK Offshore Loan for any Interest Period, then the rate of interest on each Offshore Lender's share of that UK Offshore Loan for the Interest Period shall be the rate per annum which is the lesser of the Highest Lawful Rate and the sum of:

                  (i)   the Applicable Rate;

                  (ii) the rate notified to the Offshore Sub-Administrative Agent by that Offshore Lender as soon as practicable and in any event before interest is due to be paid in respect of that Interest Period, to be that which expresses as a percentage rate per annum the cost to that Offshore Lender of funding its participation in that UK Offshore Loan from whatever source it may reasonably select; and

                  (iii) the Mandatory Cost, if any, applicable to that Offshore
            Lender's participation in the UK Offshore Loan.

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            (e)   In this Agreement "Market Disruption Event" means:

                  (i) at or about noon on the Quotation Day for the relevant Interest Period the Screen Rate is not available and none or only one of the Reference Banks supplies a rate to the Offshore Sub-Administrative Agent to determine LIBOR or, if applicable, EURIBOR, for the relevant currency and Interest Period; or

                  (ii) before close of business in London on the Quotation Day for the relevant Interest Period, the Offshore Sub-Administrative Agent receives notifications from an Offshore Lender or Offshore Lenders (whose participations in a UK Offshore Loan exceed 50% of that UK Offshore Loan) that the cost to it of obtaining matching deposits in the Relevant Interbank Market would be in excess of LIBOR;

      provided that, if there exists a Market Disruption Event, the applicable Offshore Borrower may withdraw its UK Offshore Loan Notice after payment of all costs and expenses incurred by the UK Offshore Lenders through such date of withdrawal in accordance with the terms of Section 5.05.

      3.06 HYBRID OFFSHORE LOANS. At any time that the Domestic Total Outstandings are equal to the Aggregate Domestic Commitment, and only if, and so long as, the Offshore Borrowers are entitled to borrow under Section 3.01(a) and the other terms and provisions of this Agreement, the Company may borrow Offshore Loans under the Offshore Facility in the United States from Offshore Lenders lending from their United States offices, and may request conversions to, and continuations of, Offshore Loans under the Offshore Facility in the United States from Offshore Lenders lending from their United States offices, in each case through the Administrative Agent (the "Hybrid Offshore Loans"), upon the Company's irrevocable notice to the Administrative Agent in the form of a Company Hybrid Offshore Loan Notice. Hybrid Offshore Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.

            (a) BORROWING OF HYBRID OFFSHORE LOANS BY THE COMPANY IN THE UNITED STATES. Each Hybrid Offshore Borrowing, each conversion of Hybrid Offshore Loans from one Type to the other, and each continuation of Hybrid Offshore Loans shall be made upon the Company's irrevocable notice to the Administrative Agent, which may be given by telephone. Each telephonic notice by the Company pursuant to this Section 3.06(a) must be confirmed promptly by delivery to the Administrative Agent of a written Company Hybrid Offshore Loan Notice, appropriately completed and signed by a Responsible Officer of the Company.

                  (i) Each such Company Hybrid Offshore Loan Notice must be received by the Administrative Agent not later than 9:00 a.m. (A) on the requested Business Day of any Hybrid Offshore Borrowing of, or continuation of, Hybrid Offshore Loans denominated in Dollars but requested by the Company to be a Base Rate Hybrid Offshore Loan, (B) three Business Days prior to the

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            requested date of any Hybrid Offshore Borrowing of, or continuation of Hybrid Offshore Loans denominated in Dollars but requested by the Company to be made as, or continued as, a Eurocurrency Rate Loan or
            (C) four Business Days (or five Business Days in the case of a Special Notice Currency) prior to the requested date of any Hybrid Offshore Borrowing of, or continuation of, Hybrid Offshore Loans denominated in Alternative Currencies; provided that, notwithstanding anything in this Agreement to the contrary, for purposes of this Section 3.06 with respect to the use of the term "Business Day", the requirements of both subsections (a) and (b) of the definition of "Business Days" in this Agreement must be satisfied. Each Hybrid Offshore Borrowing of, conversion to, or continuation of, Hybrid Offshore Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Each Hybrid Offshore Borrowing of, or conversion to, Base Rate Hybrid Offshore Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof.

                  (ii) Each Company Hybrid Offshore Loan Notice (whether telephonic or written) shall specify (A) whether the Company is requesting a Borrowing, a conversion of Hybrid Offshore Loans from one Type to the other, or a continuation of Hybrid Offshore Loans that are Eurocurrency Rate Loans, (B) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (C) the principal amount of Hybrid Offshore Loans to be borrowed, converted or continued, (D) the Type of Hybrid Offshore Loans to be borrowed or to which existing Hybrid Offshore Loans are to be converted, (E) if applicable, the duration of the Interest Period with respect thereto and (F) the currency of the Hybrid Offshore Loans to be borrowed. If the Company fails to specify a currency in a Company Hybrid Offshore Loan Notice requesting a Borrowing, then the Hybrid Offshore Loans so requested shall be made in Dollars. If the Company fails to specify a Type of Hybrid Offshore Loan in a Company Hybrid Offshore Loan Notice or if the Company fails to give a timely notice requesting a conversion or continuation, then the applicable Hybrid Offshore Loans shall be made as, or converted to, Base Rate Hybrid Offshore Loans; provided, however, that in the case of a failure to timely request a continuation of Hybrid Offshore Loans denominated in an Alternative Currency, such Hybrid Offshore Loans shall be continued as Eurocurrency Rate Loans in their original currency with an Interest Period of one month. Any automatic conversion to Base Rate Hybrid Offshore Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans. If the Company requests a Hybrid Offshore Borrowing of, conversion to, or continuation of Eurocurrency Rate Loans in any such Company Hybrid Offshore Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.

                  (iii) No Hybrid Offshore Loan may be converted into or
            continued as a Hybrid Offshore Loan denominated in a different currency, but instead must be

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            prepaid in the original currency of such Hybrid Offshore Loan and reborrowed in the other currency. After giving effect to all Borrowings under the Hybrid Offshore Loans, all conversions of Hybrid Offshore Loans from one Type to the other, and all continuations of Hybrid Offshore Loans as the same Type, there shall not be more than 15 Interest Periods in effect with respect to Offshore Loans, including Hybrid Offshore Loans.

                  (iv) Following receipt of a Company Hybrid Offshore Loan Notice, the Administrative Agent shall promptly notify the Offshore Sub-Administrative Agent, and shall promptly notify each Offshore Lender of the amount (and currency) of its Offshore Applicable Percentage of the applicable Hybrid Offshore Loans, and if no timely notice of a conversion or continuation is provided by the Company, the Administrative Agent shall notify the Offshore Sub-Administrative Agent and each Offshore Lender of the details of any automatic conversion to Base Rate Hybrid Offshore Loans or continuation of Hybrid Offshore Loans denominated in a currency other than Dollars, in each case as described in the preceding subsection. In the case of a Hybrid Offshore Borrowing, each Offshore Lender shall make the amount of its Hybrid Offshore Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent's Office for the applicable currency not later than 1:00 p.m., in the case of any Hybrid Offshore Loan denominated in Dollars, and not later than the Applicable Time specified by the Administrative Agent in the case of any Hybrid Offshore Loan in an Alternative Currency, in each case on the Business Day specified in the applicable Company Hybrid Offshore Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 6.02 (and, if such Hybrid Offshore Borrowing is the initial Credit Extension, Section 6.01), the Administrative Agent shall make all funds so received available to the Company in like funds as received by the Administrative Agent either by (A) crediting the account of the Company on the books of Bank of America with the amount of such funds or (B) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Company.

                  (v) Except as otherwise provided herein, any Hybrid Offshore Loan that is a Eurocurrency Rate Loan may be continued or converted only on the last day of an Interest Period for such Hybrid Offshore Loan. During the existence of an Event of Default, no Hybrid Offshore Loans may be requested as, converted to or continued as Eurocurrency Rate Loans (whether in Dollars or any Alternative Currency) without the consent of the Required Offshore Lenders, and the Required Offshore Lenders may demand that any or all of the then outstanding Hybrid Offshore Loans denominated in an Alternative Currency be redenominated into Dollars in the amount of the Dollar Equivalent thereof, on the last day of the then current Interest Period with respect thereto. The Administrative Agent shall promptly notify the Company and the Offshore Lenders of the interest rate applicable to any Interest Period for Hybrid Offshore

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            Loans that are Eurocurrency Rate Loans upon determination of such interest rate. At any time that Base Rate Hybrid Offshore Loans are outstanding, the Administrative Agent shall notify the Company and the Offshore Lenders of any change in Bank of America's prime rate used in determining the Base Rate promptly following the public announcement of such change.

            (b) PREPAYMENT OF HYBRID OFFSHORE LOANS. The Company may, upon notice from the Company to the Administrative Agent, at any time or from time to time voluntarily prepay Hybrid Offshore Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 9:00 a.m. (A) three Business Days prior to any date of prepayment of Hybrid Offshore Loans that are Eurocurrency Rate Loans denominated in Dollars, (B) four Business Days (or five, in the case of prepayment of Hybrid Offshore Loans denominated in Special Notice Currencies) prior to any date of prepayment of Hybrid Offshore Loans that are Eurocurrency Rate Loans denominated in Alternative Currencies, and (C) on the date of prepayment of Base Rate Hybrid Offshore Loans; (ii) any prepayment of Hybrid Offshore Loans that are Eurocurrency Rate Loans denominated in Dollars shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; (iii) any prepayment of Hybrid Offshore Loans that are Eurocurrency Rate Loans denominated in Alternative Currencies shall be in a minimum principal amount of the Dollar Equivalent of $5,000,000 or a whole multiple of the Dollar Equivalent of $1,000,000 in excess thereof; and (iv) any prepayment of Base Rate Hybrid Offshore Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Hybrid Offshore Loans to be prepaid and, if Eurocurrency Loans are to be prepaid, the Interest Period(s) of such Hybrid Offshore Loans. The Administrative Agent will promptly notify each Offshore Lender and the Offshore Sub-Administrative Agent of its receipt of each such notice, and of the amount of such Offshore Lender's Offshore Applicable Percentage of such prepayment. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Hybrid Offshore Loan that is a Eurocurrency Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 5.05. Each such prepayment shall be applied to the Hybrid Offshore Loans of the Offshore Lenders in accordance with their respective Offshore Applicable Percentages.

            (c) OFFSHORE LENDERS' AGREEMENT WITH RESPECT TO HYBRID OFFSHORE LOANS. Each Offshore Lender agrees that it will fund its Hybrid Offshore Loans to the Company under this Section 3.06 from an office in the United States in the applicable requested currency under the terms of this
      Section 3.06.

            (d) EXCESS OF AGGREGATE OFFSHORE COMMITMENTS. If the Administrative Agent or the Offshore Sub-Administrative Agent notifies the Company or the Offshore Borrowers' Agent at any time that the Offshore Total Outstandings at such time exceed

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      the Aggregate Offshore Commitments then in effect, then, within five
      Business Days after receipt of such notice, the Borrowers shall prepay Offshore Loans in an aggregate amount sufficient to reduce such Offshore Total Outstandings as of such date of payment to an amount not to exceed the Aggregate Offshore Commitments then in effect.

      3.07 ADDITIONAL OFFSHORE BORROWERS. The Company may, upon satisfaction of each of the following terms and conditions, designate additional wholly-owned Subsidiaries of the Company as Offshore Borrowers under the Offshore Facility:

            (a) The Company shall have given the Administrative Agent and the Offshore Sub-Administrative Agent not less than 10 Business Days prior written notice of its intention to designate a wholly-owned Subsidiary of the Company as an Offshore Borrower (a "New Offshore Borrower"), and the Administrative Agent and the Offshore Sub-Administrative Agent shall have given their prior written consent thereto (such consent not to be unreasonably withheld).

            (b) There shall exist no Default both before such designation and immediately after giving effect to any such New Offshore Borrower.

            (c) The New Offshore Borrower shall have executed a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent and its counsel, assuming the obligations of the Borrowers under this Agreement and the other Loan Documents and agreeing to be bound by the terms of this Agreement and the other Loan Documents.

            (d) The New Offshore Borrower shall have executed Notes for each Offshore Lender requesting a Note from such New Offshore Borrower.

            (e)   The New Offshore Borrower shall have provided:

                  (i) resolutions, certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of such New Offshore Borrower evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement

                  (ii) documents and certifications evidencing that such New Offshore Borrower is duly organized or formed, and that such New Offshore Borrower is validly existing, in good standing and qualified to engage in business in each jurisdiction where it is organized, and in each other jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

                  (iii) a favorable opinion of counsel to such New Offshore
            Borrower, addressed to the Administrative Agent, the Offshore Sub-Administrative Agent

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            and each Lender, in each case substantially similar in form and substance as those opinions delivered on the Closing Date, and to such other matters concerning the Borrowers and the Loan Documents as the Administrative Agent, the Offshore Sub-Administrative Agent or the Required Totals Lenders may reasonably request, and

                  (iv) a certificate of a Responsible Officer of such New Offshore Borrower either (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by such New Offshore Borrower and the validity against such New Offshore Borrower of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required.

            (f) The Company shall have provided an acknowledgment and consent with respect to its Company Guaranty, acknowledging that the New Offshore Borrower is an Offshore Borrower under the Offshore Facility and that the Company Guaranty effectively guarantees the obligations of the New Offshore Borrower under this Agreement and the Loan Documents, such acknowledgment and consent to be in form and substance acceptable to the Administrative Agent, the Offshore Sub-Administrative Agent, their counsel and the Required Total Lenders.

            (g) The Company, the Offshore Borrowers' Agent and the New Offshore Borrower shall have provided such other documents and instruments as reasonably requested by the Administrative Agent and the Offshore Sub-Administrative Agent to effectuate the intent of this Section 3.07.

                                  ARTICLE IV.
             THE DOMESTIC FACILITY AND OFFSHORE FACILITY, GENERALLY

      4.01  INTEREST AFTER DEFAULT.

            (a) If any amount of principal of any Loan is not paid when due, whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the lesser of (x) the Highest Lawful Rate and (y) the Default Rate, to the fullest extent permitted by Applicable Laws.

            (b) If any amount (other than principal of any Loan) payable by any Borrower under any Loan Document is not paid when due, whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Total Lenders, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the lesser of
      (x) the Highest Lawful Rate and (y) the Default Rate, to the fullest extent permitted by Applicable Laws.

            (c) Upon the request of the Required Total Lenders, while any Event of Default exists, the Borrowers shall pay interest on the principal amount of all outstanding

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      Obligations hereunder at a fluctuating interest rate per annum at all times equal to the lesser of (x) the Highest Lawful Rate and (y) the Default Rate, to the fullest extent permitted by Applicable Laws.

            (d) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

      4.02  FEES. In addition to certain fees described in subsections (i) and
(j) of Section 2.04:

            (a) Facility Fee. Subject to Applicable Laws, the Company shall pay to the Administrative Agent for the account of each Lender in accordance with its Total Applicable Percentage, a facility fee in Dollars in an aggregate amount for all Lenders equal to the Applicable Rate times the actual daily amount of the Aggregate Total Commitments (or, if the Aggregate Total Commitments have terminated, on the Total Outstandings), regardless of usage. The facility fee shall accrue at all times during the Availability Period (and thereafter so long as any Committed Loans, Swing Line Loans, Bid Loans, Offshore Loans or L/C Obligations remain outstanding), including at any time during which one or more of the conditions in Article VI is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date (and, if applicable, thereafter on demand). The facility fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

            (b)   Other Fees.

                  (i) Subject to Applicable Laws, the Company shall pay to the Arrangers and the Administrative Agent for their own respective accounts, in Dollars, fees in the amounts and at the times specified in the Fee Letters. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

                  (ii) Subject to Applicable Laws, the Company shall pay to the Lenders, in Dollars, such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

      4.03 COMPUTATION OF INTEREST AND FEES. All computations of interest for Base Rate Loans when the Base Rate is determined by Bank of America's "prime rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All computations of interest for UK Offshore Loans denominated in Sterling shall be made on the basis of a year of 365 days and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees

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or interest, as applicable, being paid than if computed on the basis of a
365-day year), or, in the case of interest in respect of Loans denominated in Alternative Currencies as to which market practice differs from the foregoing, in accordance with such market practice. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 4.06(a), bear interest for one day. Each determination by the Administrative Agent or Offshore Sub-Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

      4.04 EXCESS OF COMMITMENTS. If the Administrative Agent notifies the Company at any time that the Total Outstandings at such time exceed the Aggregate Total Commitments then in effect, then, within (a) five Business Days after receipt of such notice, if such excess is due to a fluctuation in an Alternative Currency, or (b) two Business Days after receipt of such notice, if such excess is due to a borrowing, commitment reduction or other circumstance other than as set forth in subsection (a) preceding, the Borrowers shall prepay Loans and/or the Company shall Cash Collateralize the L/C Obligations in an aggregate amount sufficient to reduce (or Cash Collateralize) such Total Outstandings as of such date of payment to an amount not to exceed the Aggregate Total Commitments then in effect; provided, however, that, subject to the provisions of Section 2.04(g)(ii), the Company shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 4.04 unless after the prepayment in full of the Loans the Total Outstandings exceed the Aggregate Total Commitments then in effect.

      4.05  EVIDENCE OF DEBT.

            (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent or the Offshore Sub-Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent, the Offshore Sub-Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent or the Offshore Sub-Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent and/or the Offshore Sub-Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender to a Borrower made through the Administrative Agent or the Offshore Sub-Administrative Agent, such Borrower shall execute and deliver to such Lender (through the Administrative Agent or the Offshore Sub-Administrative Agent) the applicable Note, which shall evidence such Lender's Loans to such Borrower in addition to such accounts or records. Each Lender may attach schedules to a Note and endorse thereon the date, Type (if applicable), amount, currency and maturity of its Loans and payments with respect thereto.

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            (b)   In addition to the accounts and records referred to in
      subsection (a), each Domestic Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Domestic Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Domestic Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

      4.06  PAYMENTS GENERALLY; ADMINISTRATIVE AGENT'S CLAWBACK.

            (a) General. All payments to be made by the Borrowers shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein and except with respect to principal of and interest on Loans denominated in an Alternative Currency, all payments by the Borrowers hereunder shall be made to the Administrative Agent or the Offshore Sub-Administrative Agent, as applicable, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent's Office or Offshore Sub-Administrative Agent's Office, as appropriate, in Dollars and in Same Day Funds (not later than 2:00 p.m., with respect to Domestic Loans and Hybrid Offshore Loans) on the date specified herein. Except as otherwise expressly provided herein, all payments by the Borrowers hereunder with respect to principal and interest on Loans denominated in an Alternative Currency shall be made to the Administrative Agent or the Offshore Sub-Administrative Agent, as applicable, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent's Office or the Offshore Sub-Administrative Agent's Office, as appropriate, in such Alternative Currency and in Same Day Funds not later than the Applicable Time specified by the Administrative Agent or the Offshore Sub-Administrative Agent on the dates specified herein. Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States. If, for any reason, any Borrower is prohibited by any Law from making any required payment hereunder in an Alternative Currency, such Borrower shall make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount. The Administrative Agent and the Offshore Sub-Administrative Agent will promptly distribute to each Lender, as appropriate, its Domestic Applicable Percentage, Offshore Applicable Percentage or Total Applicable Percentage, as applicable (or other applicable share as provided herein), of such payment in like funds as received by wire transfer to such Lender's Lending Office. With respect to Domestic Loans and Hybrid Offshore Loans, all payments received by the Administrative Agent 's Office (i) after 2:00 p.m., in the case of payments in Dollars, or (ii) after the Applicable Time specified by the Administrative Agent 's Office in the case of payments in an Alternative Currency, shall in each case be deemed received on the next succeeding Business Day for interest and fee computation purposes and any applicable interest or fee shall continue to accrue. With respect to UK Offshore Loans, all payments received by the Offshore Sub-Administrative Agent's Office (i) after 2:00 p.m., in the case of payments in Sterling, Dollars and Euro, or (ii) after the Applicable Time specified by the Offshore Sub-Administrative Agent's Office in the case

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      of payments in another Alternative Currency, shall in each case be deemed received on the next succeeding Business Day for interest and fee computation purposes and any applicable interest or fee shall continue to accrue. If any payment to be made by any Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

            (b)   (i)   Funding by Lenders; Presumption by Administrative Agent
            and the Offshore Sub-Administrative Agent. Unless the Administrative Agent shall have received notice from a Domestic Lender prior to the proposed (A) time, with respect to Base Rate Loans and (B) date, with respect to Eurocurrency Rate Loans, of any Committed Borrowing that such Domestic Lender will not make available to the Administrative Agent such Domestic Lender's share of such Committed Borrowing, the Administrative Agent may assume that such Domestic Lender has made such share available on such date in accordance with
            Section 2.02 and may, in reliance upon such assumption, make available to the Company a corresponding amount. Unless the Offshore Sub-Administrative Agent shall have received sufficient notice from an Offshore Lender prior to the proposed date of any UK Offshore Borrowing that such Offshore Lender will not make available to the Offshore Sub-Administrative Agent such Offshore Lender's share of such UK Offshore Borrowing, the Offshore Sub-Administrative Agent may assume that such Offshore Lender has made such share available on such date in accordance with Section 3.01 and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. Unless the Administrative Agent shall have received sufficient notice from an Offshore Lender prior to the proposed date of any Hybrid Offshore Borrowing that such Offshore Lender will not make available to the Administrative Agent such Offshore Lender's share of such Hybrid Offshore Borrowing, the Administrative Agent may assume that such Offshore Lender has made such share available on such date in accordance with Section 3.06 and may, in reliance upon such assumption, make available to the Company a corresponding amount. In any of such events, if a Lender has not in fact made its share of the applicable Borrowing available to the applicable Agent, then the applicable Lender and the Company severally agree to pay to the Administrative Agent (on behalf of the Offshore Sub-Administrative Agent, if applicable) forthwith on demand such corresponding amount in Same Day Funds with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the applicable Agent, at (A) in the case of a payment to be made by such Lender, the Overnight Rate and (B) in the case of a payment to be made by the Company, the interest rate applicable to Base Rate Loans. If the Company and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Company the amount of such interest paid by the Company for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute

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            such Lender's Loan included in such Borrowing. Any payment by the
            Company shall be without prejudice to any claim the Company may have against a Lender that shall have failed to make such payment to the Administrative Agent or the Offshore Sub-Administrative Agent.

                  (ii) Payments by Borrowers; Presumptions by Administrative Agent or the Offshore Sub-Administrative Agent. Unless the Administrative Agent or the Offshore Sub-Administrative Agent, as applicable, shall have received sufficient notice from a Borrower prior to the date on which any payment is due to the Administrative Agent or the Offshore Sub-Administrative Agent, as applicable, for the account of the Lenders or the L/C Issuers hereunder that such Borrower will not make such payment, the Administrative Agent or the Offshore Sub-Administrative Agent, as applicable, may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the applicable Lenders or the L/C Issuers, as the case may be, the amount due. In such event, if such Borrower has not in fact made such payment, then each of the applicable Lenders or the L/C Issuers, as the case may be, severally agrees to repay to the Administrative Agent or the Offshore Sub-Administrative Agent, as applicable, forthwith on demand the amount so distributed to such Lender or the L/C Issuers, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent or the Offshore Sub-Administrative Agent, as applicable, at the Overnight Rate.

                  A notice of the Administrative Agent or the Offshore
            Sub-Administrative Agent, as applicable, to any Lender or Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

            (c) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent or the Offshore Sub-Administrative Agent, as applicable, funds for any Loan to be made by such Lender to any Borrower as provided in the foregoing provisions of this Article II, and such funds are not made available to such Borrower by the Administrative Agent or the Offshore Sub-Administrative Agent, as applicable, because the conditions to the applicable Credit Extension set forth in Article VI are not satisfied or waived in accordance with the terms hereof, the Administrative Agent or the Offshore Sub-Administrative Agent, as applicable, shall promptly return such funds (in like funds as received from such Lender) to such Lender, without interest.

            (d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 12.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 12.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 12.04(c).

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            (e)   Funding Source. Nothing herein shall be deemed to obligate any
      Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

      4.07 SHARING OF PAYMENTS BY LENDERS. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Committed Loans or Offshore Loans made by it, or the participations in L/C Obligations or in Swing Line Loans held by it resulting in such Lender's receiving payment of a proportion of the aggregate amount of such Committed Loans, Offshore Loans or participations and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent or the Offshore Sub-Administrative Agent, as applicable, of such fact, and (b)(i) if such Lender is a Domestic Lender, purchase (for cash at face value) participations in the Committed Loans and subparticipations in L/C Obligations and Swing Line Loans of the other Domestic Lenders, or make such other adjustments as shall be equitable, and (ii) if such Lender is an Offshore Lender, purchase (for cash at face value) participations in the Offshore Loans of the other Offshore Lenders, or make such other adjustments as shall be equitable, so that in each case of (i) and (ii) preceding, the benefit of all such payments shall be shared by such Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that:

            (a) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

            (b) the provisions of this Section shall not be construed to apply to (x) any payment made by a Borrower pursuant to and in accordance with the express terms of this Agreement, (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant, other than to the Company or any Subsidiary thereof (as to which the provisions of this Section shall apply) or (z) any payment obtained by a Domestic Lender as consideration for the sale of all or any portion its Domestic Loans in accordance with the terms of Section 2.11.

      Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation in an Obligation of such Borrower pursuant to the foregoing arrangements may exercise against such Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

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                                   ARTICLE V.
                     TAXES, YIELD PROTECTION AND ILLEGALITY

      5.01  TAXES.

            (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the respective Borrowers hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes, provided that if the applicable Borrower shall be required by Applicable Law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, the Offshore Sub-Administrative Agent, any Lender or L/C Issuers, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions and
      (iii) such Borrower shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with Applicable Law.

            (b) Payment of Other Taxes by the Borrowers. Without limiting the provisions of subsection (a) above, each Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with Applicable Law.

            (c) INDEMNIFICATION BY THE BORROWERS. THE RELEVANT BORROWER AND THE COMPANY SHALL EACH INDEMNIFY THE ADMINISTRATIVE AGENT, THE OFFSHORE SUB-ADMINISTRATIVE AGENT, EACH LENDER AND EACH OF THE L/C ISSUERS, WITHIN 30 DAYS AFTER DEMAND THEREFOR, FOR THE FULL AMOUNT OF ANY INDEMNIFIED TAXES OR OTHER TAXES (INCLUDING INDEMNIFIED TAXES OR OTHER TAXES IMPOSED OR ASSERTED ON OR ATTRIBUTABLE TO AMOUNTS PAYABLE UNDER THIS SECTION) PAID BY THE ADMINISTRATIVE AGENT, THE OFFSHORE SUB-ADMINISTRATIVE AGENT, SUCH LENDER OR ANY OF THE L/C ISSUERS, AS THE CASE MAY BE, AND ANY PENALTIES, INTEREST AND REASONABLE EXPENSES ARISING THEREFROM OR WITH RESPECT THERETO, WHETHER OR NOT SUCH INDEMNIFIED TAXES OR OTHER TAXES WERE CORRECTLY OR LEGALLY IMPOSED OR ASSERTED BY THE RELEVANT GOVERNMENTAL AUTHORITY. A CERTIFICATE AS TO THE AMOUNT OF SUCH PAYMENT OR LIABILITY DELIVERED TO A BORROWER BY A LENDER OR ANY L/C ISSUER (WITH A COPY TO THE ADMINISTRATIVE AGENT OR THE OFFSHORE SUB-ADMINISTRATIVE AGENT, AS APPLICABLE), OR BY THE ADMINISTRATIVE AGENT OR THE OFFSHORE SUB-ADMINISTRATIVE AGENT ON ITS OWN BEHALF OR ON BEHALF OF A LENDER OR ANY L/C ISSUER, SHALL BE CONCLUSIVE ABSENT MANIFEST ERROR.

            (d) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by any Borrower to a Governmental Authority, such Borrower shall deliver to the Administrative Agent the Offshore Sub-Administrative Agent, as applicable, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent or the Offshore Sub-Administrative Agent, as applicable.

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            (e)   Status of Lenders. Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which a Borrower is resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Loan Document shall deliver to the Company or the Offshore Borrowers' Agent, as applicable (with a copy to the Administrative Agent or the Offshore Sub-Administrative Agent, as applicable), at the time or times prescribed by Applicable Law or reasonably requested by the Company, the Offshore Borrowers' Agent or the Administrative Agent or the Offshore Sub-Administrative Agent, as applicable, such properly completed and executed documentation prescribed by Applicable Law as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if requested by the Company, or the Offshore Borrowers' Agent, as applicable, or the Administrative Agent or the Offshore Sub-Administrative Agent, as applicable, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Company or the Offshore Borrowers' Agent, as applicable or the Administrative Agent (or the Offshore Sub-Administrative Agent), as will enable the Company or the Offshore Borrowers' Agent, as applicable, or the Administrative Agent (or the Offshore Sub-Administrative Agent) to determine whether or not such Lender is subject to backup withholding or information reporting requirements.

      Without limiting the generality of the foregoing, in the event that a Borrower is resident for tax purposes in the United States, any Foreign Lender shall deliver to Company or the Offshore Borrowers' Agent, as applicable, and the Administrative Agent (or the Offshore Sub-Administrative Agent) (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Company or the Offshore Borrowers' Agent, as applicable, or the Administrative Agent (or the Offshore Sub-Administrative Agent), but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

                  (i) duly completed copies of Internal Revenue Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party,

                  (ii) duly completed copies of Internal Revenue Service Form W-8ECI,

                  (iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a "bank" within the meaning of section 881(c)(3)(A) of the Code, (B) a "10 percent shareholder" of the applicable Borrower within the meaning of section 881(c)(3)(B) of the Code, or (C) a "controlled foreign corporation" described in section 881(c)(3)(C) of the Code and (y) duly completed copies of Internal Revenue Service Form W-8BEN, or

                  (iv) any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in United States Federal withholding tax

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

            duly completed together with such supplementary documentation as may be prescribed by Applicable Law to permit the Company or the Offshore Borrowers' Agent, as applicable, to determine the withholding or deduction required to be made.

      Without limiting the obligations of the Lenders set forth above regarding delivery of certain forms and documents to establish each Lender's status for U.S. withholding tax purposes, each Lender agrees promptly to deliver to the Administrative Agent (or the Offshore Sub-Administrative Agent) or the Company or the Offshore Borrowers' Agent, as applicable, as the Administrative Agent (or the Offshore Sub-Administrative Agent) or the Company, or the Offshore Borrowers' Agent, as applicable, shall reasonably request, on or prior to the Closing Date, and in a timely fashion thereafter, such other documents and forms required by any relevant taxing authorities under the Laws of any other jurisdiction, duly executed and completed by such Lender, as are required under such Laws to confirm such Lender's entitlement to any available exemption from, or reduction of, applicable withholding taxes in respect of all payments to be made to such Lender outside of the U.S. by the Borrowers pursuant to this Agreement or otherwise to establish such Lender's status for withholding tax purposes in such other jurisdiction. Each Lender shall promptly (i) notify the Administrative Agent (or the Offshore Sub-Administrative Agent) of any change in circumstances which would modify or render invalid any such claimed exemption or reduction, and (ii) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of Applicable Laws of any such jurisdiction that any Borrower make any deduction or withholding for taxes from amounts payable to such Lender. Additionally, each of the Borrowers shall promptly deliver to the Administrative Agent (or the Offshore Sub-Administrative Agent) or any Lender, as the Administrative Agent (or the Offshore Sub-Administrative Agent) or such Lender shall reasonably request, on or prior to the Closing Date, and in a timely fashion thereafter, such documents and forms required by any relevant taxing authorities under the Laws of any jurisdiction, duly executed and completed by such Borrower, as are required to be furnished by such Lender or the Administrative Agent (or the Offshore Sub-Administrative Agent) under such Laws in connection with any payment by the Administrative Agent (or the Offshore Sub-Administrative Agent) or any Lender of Taxes or Other Taxes, or otherwise in connection with the Loan Documents, with respect to such jurisdiction.

            (f) Treatment of Certain Refunds. If the Administrative Agent, the Offshore Sub-Administrative Agent, any Lender or any L/C Issuer determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by any Borrower or with respect to which any Borrower has paid additional amounts pursuant to this Section, it shall pay to such Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent, the Offshore Sub-Administrative Agent, such Lender or any L/C Issuer, as the

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      case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that each Borrower, upon the request of the Administrative Agent, the Offshore Sub-Administrative Agent, such Lender or any L/C Issuer, agrees to repay the amount paid over to such Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, the Offshore Sub-Administrative Agent, such Lender or any L/C Issuer in the event the Administrative Agent, the Offshore Sub-Administrative Agent, such Lender or any L/C Issuer is required to repay such refund to such Governmental Authority. This subsection shall not be construed to require the Administrative Agent, the Offshore Sub-Administrative Agent, any Lender or any L/C Issuer to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Borrower or any other Person.

      5.02 ILLEGALITY. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurocurrency Rate Loans (whether denominated in Dollars or an Alternative Currency), or to determine or charge interest rates based upon the Eurocurrency Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars or any Alternative Currency in the applicable interbank market, then, on notice thereof by such Lender to the Company or the Offshore Borrowers' Agent, as applicable, through the Administrative Agent or the Offshore Sub-Administrative Agent, as applicable, any obligation of such Lender to make or continue Eurocurrency Rate Loans in the affected currency or currencies or, in the case of Eurocurrency Rate Loans in Dollars, to convert Base Rate Committed Loans to Eurocurrency Rate Loans, shall be suspended until such Lender notifies the Administrative Agent or the Offshore Sub-Administrative Agent, as applicable, and the Company or the Offshore Borrowers' Agent, as applicable, that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrowers shall, upon demand from such Lender (with a copy to the Administrative Agent or the Offshore Sub-Administrative Agent), prepay or, if applicable and such Loans are denominated in Dollars, convert all such Eurocurrency Rate Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurocurrency Rate Loans. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted.

      5.03 INABILITY TO DETERMINE RATES. If the Required Total Lenders determine or Swing Line Lender determines that for any reason in connection with any request for a Eurocurrency Rate Loan or a conversion to or continuation thereof that (a) deposits (whether in Dollars or an Alternative Currency) are not being offered to banks in the applicable offshore interbank market for such currency for the applicable amount and Interest Period of such Eurocurrency Rate Loan, (b) adequate and reasonable means do not exist for determining the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan (whether denominated in Dollars or an Alternative Currency), or (c) the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan does not adequately

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

and fairly reflect the cost to such Lenders of funding such Eurocurrency Rate Loan, the Administrative Agent will promptly so notify the Company and each Domestic Lender, and the Offshore Sub-Administrative Agent will promptly notify the Offshore Borrowers' Agent and each Offshore Lender. Thereafter, the obligation of the Lenders to make or maintain Eurocurrency Rate Loans in the affected currency or currencies shall be suspended until the Administrative Agent and the Offshore Sub-Administrative Agent (upon the instruction of the Required Total Lenders or the Swing Line Lender, as applicable) revoke such notice. Upon receipt of such notice, the Company or the Offshore Borrowers' Agent, as applicable, may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans in the affected currency or currencies or, with respect to a Domestic Loan or Hybrid Offshore Loan only, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans or a Base Rate Hybrid Offshore Loan, respectively, in the amount specified therein.

      5.04  INCREASED COSTS.

            (a)   Increased Costs Generally. If any Change in Law shall:

                  (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except (A) any reserve requirement contemplated by Section 5.04(e) and (B) the requirements of the Bank of England and the Financial Services Authority or the European Central Bank reflected in the Mandatory Cost, other than as set forth below) or any L/C Issuer;

                  (ii) subject any Lender or any L/C Issuer to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any Eurocurrency Loan made by it, or change the basis of taxation of payments to such Lender or any L/C Issuer in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 5.01 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender or any L/C Issuer);

                  (iii) result in the Mandatory Cost, as calculated hereunder, not representing the cost to any Lender of complying with the requirements of the Bank of England and/or the Financial Services Authority or the European Central Bank in relation to its making, funding or maintaining Eurocurrency Rate Loans; or

                  (iv) impose on any Lender or any L/C Issuer or the London interbank market any other condition, cost or expense affecting this Agreement or Eurocurrency Loans made by such Lender or any Letter of Credit or participation therein;

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            and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurocurrency Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or any L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or any L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or any L/C Issuer, the Company or the applicable Borrower will pay to such Lender or any L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.

                  (b) Capital Requirements. If any Lender or any L/C Issuer determines that any Change in Law affecting such Lender or such L/C Issuer or any Lending Office of such Lender or such Lender's or such L/C Issuer's holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or such L/C Issuer's capital or on the capital of such Lender's or such L/C Issuer's holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by any L/C Issuer, to a level below that which such Lender or such L/C Issuer or such Lender's or such L/C Issuer's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or such L/C Issuer's policies and the policies of such Lender's or such L/C Issuer's holding company with respect to capital adequacy), then from time to time the applicable Borrower will pay to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer or such Lender's or such L/C Issuer's holding company for any such reduction suffered, but only to the extent such Lender is seeking such reimbursement from all similarly situated Borrowers (if any).

                  (c) Certificates for Reimbursement. A certificate of a Lender or of an L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or such L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Company or the Offshore Borrowers' Agent, as applicable, shall be conclusive absent manifest error. The applicable Borrower shall pay such Lender or such L/C Issuer, as the case may be, the amount shown as due on any such certificate within 30 days after receipt thereof.

                  (d) Delay in Requests. Failure or delay on the part of any Lender or any L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender's or such L/C Issuer's right to demand such compensation, provided that no Borrower shall be required to compensate a Lender or an L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than six months prior to the date that such Lender or such L/C Issuer, as the case may be, notifies the Company or the Offshore Borrowers' Agent (as the case may be) of the Change in Law giving rise to such increased costs or

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            reductions and of such Lender's or such L/C Issuer's intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof).

                  (e) Additional Reserve Requirements. The Borrowers shall pay to each Lender (y) to the extent such Lender is not otherwise being compensated for such costs pursuant to the Mandatory Cost Formulae set forth in Schedule 1.01 and (z) to the extent such Lender is seeking such reimbursement from all similarly situated Borrowers (if any) (i) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "Eurocurrency liabilities"), additional interest on the unpaid principal amount of each Eurocurrency Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of Eurocurrency Rate Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which in each case, shall be due and payable on each date on which interest is payable on such Loan, provided the Company or the Offshore Borrower's Agent, as applicable, shall have received at least 10 days' prior notice (with a copy to the Administrative Agent and the Offshore Sub-Administrative Agent,) of such additional interest or costs from such Lender. If a Lender fails to give notice 10 days prior to the relevant Interest Payment Date, such additional interest or costs shall be due and payable 10 days from receipt of such notice.

            5.05 COMPENSATION FOR LOSSES. Upon demand of any Lender (with a copy to the Administrative Agent or the Offshore Sub-Administrative Agent, as applicable) from time to time, the Company shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

                  (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

                  (b) any failure by any Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Company or the Offshore Borrowers' Agent;

                  (c) any failure by any Borrower to make payment of any Loan or drawing under any Letter of Credit (or interest due thereon) denominated in an Alternative Currency on its scheduled due date or any payment thereof in a different currency;

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            (d)   any assignment of a Eurocurrency Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Company pursuant to Section 12.13; or

            (e) any failure to consummate any purchase of a Domestic Loan in accordance with the provisions of Section 2.11;

including any foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan, from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract. The Company shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Company to the Lenders under this Section 5.05, each Lender shall be deemed to have funded each Eurocurrency Rate Loan made by it at the Eurocurrency Rate for such Loan by a matching deposit or other borrowing in the offshore interbank market for such currency for a comparable amount and for a comparable period, whether or not such Eurocurrency Rate Loan was in fact so funded.

      5.06  MITIGATION OBLIGATIONS; REPLACEMENT OF LENDERS.

            (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 5.04, or any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.01, or if any Lender gives a notice pursuant to Section 5.02, then such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 5.01 or 5.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 5.02, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Company hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

            (b) Replacement of Lenders. If (i) any Lender requests compensation under Section 5.04, (ii) any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.01, (iii) any Lender fails to comply with any of the provisions of Section 5.01(e), or (iv) any Lender fails to make any Loan available to any Borrower in accordance with the terms of Section 5.02, the Company may replace such Lender in accordance with Section 12.13.

      5.07 SURVIVAL. All of the Borrowers' obligations under this Article V shall survive termination of the Aggregate Domestic Commitments, Aggregate Offshore Commitments and repayment of the Total Outstandings and all other Obligations hereunder.

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                                  ARTICLE VI.
                    CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

      6.01 CONDITIONS OF INITIAL CREDIT EXTENSION. The obligation of each L/C Issuer and each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent:

            (a) The Administrative Agent's receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Borrower, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance reasonably satisfactory to the Administrative Agent and each of the Lenders:

                  (i) executed counterparts of this Agreement and the Company Guaranty, sufficient in number for distribution to the Administrative Agent, each Lender and the Company;

                  (ii) applicable Notes executed by the applicable Borrowers in favor of each Lender requesting such Notes not less than 5 Business Days before the Closing Date;

                  (iii) certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Borrower evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Borrower is a party;

                  (iv) documents and certifications evidencing that each Borrower is duly organized or formed, and that each Borrower and each Material Subsidiary is validly existing, in good standing and qualified to engage in business in each jurisdiction where it is organized, and in each other jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

                  (v) a favorable opinion of (i) counsel to the Company, addressed to the Administrative Agent, the Offshore Sub-Administrative Agent and each Lender, in each case as to matters reasonably acceptable to the Administrative Agent, Lead Arrangers and counsel to the Administrative Agent, and such other matters concerning the Borrowers and the Loan Documents as the Administrative Agent or the Required Total Lenders may reasonably request, and (ii) counsel to the Offshore Borrowers, addressed to the Administrative Agent, the Offshore Sub-Administrative Agent and each Offshore Lender, in each case as to matters reasonably acceptable to the Administrative Agent, Lead Arrangers and counsel to the Administrative Agent, and such other matters concerning the Borrowers

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            and the Loan Documents as the Administrative Agent or the Required
            Total Lenders may reasonably request;

                  (vi) a certificate of a Responsible Officer of each Borrower either (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by such Borrower and the validity against such Borrower of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required;

                  (vii) a certificate signed by a Responsible Officer of the
            Company certifying (A) that the conditions specified in Sections 6.02(a) and (b) have been satisfied, and (B) that there has not occurred a material adverse change since December 31, 2003 in the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole or in the facts and information regarding such entities as represented through the Closing Date; and
            (C) the current Debt Ratings of the Company;

                  (viii) a duly completed Compliance Certificate as of March 31,
            2004, signed by a Responsible Officer of the Company;

                  (ix) there shall exist no Default or Event of Default under the Existing $2 Billion Credit Agreement both before and after giving effect to this Agreement, and there shall exist no Default or Event of Default under the Existing $3 Billion Credit Agreement before giving effect to this Agreement;

                  (x) evidence that the Existing $3 Billion Credit Agreement has been or concurrently with the Closing Date is being terminated, repaid or refinanced in full, except for the Existing Letters of Credit; and

                  (xi) such other assurances, certificates, documents, consents or opinions as the Administrative Agent, each L/C Issuer, the Swing Line Lender or the Required Total Lenders reasonably may require.

            (b) Any fees (except reimbursement for legal fees) required to be paid by the Company on or before the Closing Date shall have been paid.

            (c) Unless waived by the Administrative Agent, the Company shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced not less than two Business Days prior to the Closing Date.

            (d) The Closing Date shall have occurred on or before July 15, 2004.

Without limiting the generality of the provisions of Section 11.04, for purposes of determining compliance with the conditions specified in this Section 6.01, each Lender that has signed this

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Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

      6.02 CONDITIONS TO ALL CREDIT EXTENSIONS. The obligation of each Lender to honor any Request for Credit Extension (other than (x) a Committed Loan Notice (1) requesting only a conversion of Committed Loans to the other Type,
(2) requesting a continuation of Eurocurrency Rate Loans, (3) as a result of a draw under a Letter of Credit or (4) as a result of an event under Section 5.02 or Section 5.03, (y) a UK Offshore Loan Notice requesting only a continuation of a UK Offshore Loan, or (z) a Company Hybrid Offshore Loan Notice requesting (1) a conversion of Hybrid Offshore Loans to the other Type, or (2) a continuation of Eurocurrency Rate Loans) is subject to the following conditions precedent:

            (a) The representations and warranties of (i) the Borrowers contained in Article VII and (ii) each Borrower contained in each other Loan Document or in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section 6.02, the representations and warranties contained in subsections (a) and (b) of
      Section 7.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 8.01.

            (b) No Default shall exist, or would result from such proposed Credit Extension or the application of the proceeds thereof.

            (c) The Administrative Agent and as applicable, the Offshore Sub-Administrative Agent, and, if applicable, the applicable L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

            (d) In the case of a Credit Extension to be denominated in an Alternative Currency, there shall not have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which in the reasonable opinion of the Administrative Agent, the Offshore Sub-Administrative Agent (in the case of Offshore Loans), or the Required Total Lenders (in the case of any Loans to be denominated in an Alternative Currency), or the applicable L/C Issuer (in the case of any Letter of Credit to be denominated in an Alternative Currency) would make it impracticable for such Credit Extension to be denominated in the relevant Alternative Currency.

      Each Request for Credit Extension (other than (x) a Committed Loan Notice
(1) requesting only a conversion of Committed Loans to the other Type, (2) requesting a continuation of Eurocurrency Rate Loans, (3) as a result of a draw under a Letter of Credit or (4) as a result of an event under Section 5.02 or
Section 5.03, (y) a UK Offshore Loan Notice

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requesting only a continuation of a UK Offshore Loan, or (z) a Company Hybrid
Offshore Loan Notice requesting (1) a conversion of Hybrid Offshore Loans to the other Type, or (2) a continuation of Eurocurrency Rate Loans) submitted by the Company shall be deemed to be a representation and warranty that the conditions specified in Sections 6.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

                                  ARTICLE VII.
                         REPRESENTATIONS AND WARRANTIES

      Except as otherwise provided in Section 7.16, each Borrower represents and warrants to the Administrative Agent, the Offshore Sub-Administrative Agent and the Lenders that:

      7.01 EXISTENCE, QUALIFICATION AND POWER; COMPLIANCE WITH LAWS. Each Borrower and each Significant Subsidiary (a) is duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party and (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

      7.02 AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by each Borrower of each Loan Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person's Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law, except in each case referred to in (b) and (c) above, that could not reasonably be expected to have a Material Adverse Effect. Each Borrower and each Subsidiary thereof is in compliance with all Contractual Obligations referred to in clause (b)(i), except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

      7.03 GOVERNMENTAL AUTHORIZATION; OTHER CONSENTS. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Borrower of this Agreement or any other Loan Document, except for notice filings of this Agreement with the FCC and SEC.

      7.04 BINDING EFFECT. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Borrower that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will

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constitute, a legal, valid and binding obligation of such Borrower, enforceable against each Borrower that is party thereto in accordance with its terms, subject to enforcement of remedies to the following qualifications: (i) equitable principles generally, and (ii) Debtor Relief Laws (insofar as any such law relates to the bankruptcy, insolvency or similar event of any Borrower or any Subsidiary of any Borrower).

      7.05  FINANCIAL STATEMENTS; NO MATERIAL ADVERSE EFFECT.

            (a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (ii) fairly present in all material respects the financial condition of the Company and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein.

            (b) The unaudited consolidated balance sheet of the Company and its Subsidiaries dated March 31, 2004, and the related consolidated statements of operations, changes in shareholders' equity and cash flows for the fiscal quarter ended on that date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present in all material respects the financial condition of the Company and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments.
      Schedule 7.05 sets forth the maximum amount of Consolidated Funded Indebtedness of the Company and its consolidated Subsidiaries as of June 30, 2004. There have been no material and adverse variations as of the Closing Date from the liabilities, direct or contingent, of the Company and its consolidated Subsidiaries, including liabilities for taxes and material commitments, disclosed on the Company's Form 10-K for the fiscal year ended December 31, 2003 as updated on the Company's Form 10-Q for the fiscal quarter ended March 31, 2004.

            (c) Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

      7.06 LITIGATION. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Company, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Company or any of its Subsidiaries or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (b) either individually or in the aggregate, if determined adversely, would reasonably be expected to have a Material Adverse Effect.

      7.07 OWNERSHIP OF PROPERTY; LIENS. The Company and its Subsidiaries have good title to, or valid leasehold interests in, all real property necessary in the ordinary conduct of their business, except for such defects in title as could not, individually or in the aggregate, reasonably

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be expected to have a Material Adverse Effect. The property of the Company and its Subsidiaries is subject to no Liens, other than Liens permitted by Section 9.01.

      7.08 ENVIRONMENTAL COMPLIANCE. To the Company's knowledge, the Company has no Environmental Law claims that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

      7.09 INSURANCE. The properties of the Company and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Company, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Company or the applicable Subsidiary operates, except to the extent Company and its Subsidiaries maintain reasonable self-insurance with respect to such risks (through an Affiliate or otherwise).

      7.10 TAXES. The Company and its Subsidiaries have filed all Federal, state and other material tax returns and reports required to be filed, and have paid all Federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP, in each case except where failure to file or pay could reasonably be expected to have a Material Adverse Effect.

      7.11  ERISA COMPLIANCE.

            (a) Each Plan (i) is in compliance with the applicable provisions of ERISA, the Code and other Federal or state Laws, and (ii) that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of the Company, nothing has occurred which would prevent, or cause the loss of, such qualification, except in each case of
      (i) and (ii) preceding, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. The Company and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

            (b) There are no pending or, to the best knowledge of the Company, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

            (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title

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      IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and
      (v) neither the Company nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA, except in each case of (ii), (iii), (iv) and (v) preceding, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

      7.12 MARGIN REGULATIONS; INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY ACT.

            (a) No Borrower is engaged or will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock. Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than 25% of the value of the assets (either of the Company or the Company and its Subsidiaries on a consolidated basis) subject to the provisions of Section 9.01 or Section
      9.06 or subject to any restriction contained in any agreement or instrument between the Company and any Lender or any Affiliate of any Lender relating to indebtedness and within the scope of Section 10.01(e) will be margin stock.

            (b) None of the Company, any Person Controlling the Company, or any Subsidiary (i) is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, or (ii) is or is required to be registered as an "investment company" under the Investment Company Act of 1940.

      7.13 DISCLOSURE. The Company has disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of any Borrower to the Administrative Agent, the Offshore Sub-Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case, as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. Any forward looking statements contained therein are inherently subject to risk and uncertainties, many of which cannot be predicted with accuracy, and some of which might not be anticipated. Future

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events and actual results, financial and otherwise, could differ materially from those set forth therein or contemplated by the forward looking statements contained therein.

      7.14 COMPLIANCE WITH LAWS. Each of the Company and each Significant Subsidiary is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Each of the Company and each Subsidiary is in compliance with the rules and regulations of the FCC relating to the operation of television and radio stations, except to the extent that any failure to file or failure to comply could not reasonably be expected to have a Material Adverse Effect. The Company and its Subsidiaries have obtained all appropriate approvals and consents of, and have made all filings with, the FCC in connection with the acquisition and ownership of each of their television and radio stations, and no Person has filed or submitted any document or instrument to the FCC challenging or contesting the FCC order approving any assignment of a FCC license to the Company or any of its Subsidiaries, except to the extent that any such action could not reasonably be expected to have a Material Adverse Effect.

      7.15 INTELLECTUAL PROPERTY; LICENSES, ETC. The Company and its Subsidiaries own, or possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (collectively, "IP Rights") that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person, except for any conflicts that could not reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Company, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Company or any Subsidiary infringes upon any rights held by any other Person, except where such infringement could not reasonably be expected to have a Material Adverse Effect.

      7.16 REPRESENTATIONS AS TO FOREIGN OBLIGORS. The Company and each Foreign Obligor represents and warrants to the Administrative Agent, the Offshore Sub-Administrative Agent and the Lenders that:

            (a) Such Foreign Obligor is subject to civil and commercial Laws with respect to its obligations under this Agreement and the other Loan Documents to which it is a party (collectively as to such Foreign Obligor, the "Applicable Foreign Obligor Documents"), and the execution, delivery and performance by such Foreign Obligor of the Applicable Foreign Obligor Documents constitute and will constitute private and commercial acts and not public or governmental acts. Neither such Foreign Obligor nor any of its property has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of the jurisdiction in which such Foreign Obligor is organized and existing in respect of its obligations under the Applicable Foreign Obligor Documents.

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            (b)   The Applicable Foreign Obligor Documents are in proper legal form under the Laws of the jurisdiction in which such Foreign Obligor is organized and existing for the enforcement thereof against such Foreign Obligor under the Laws of such jurisdiction, and to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Foreign Obligor Documents. It is not necessary to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Foreign Obligor Documents that the Applicable Foreign Obligor Documents be filed, registered or recorded with, or executed or notarized before, any court or other authority in the jurisdiction in which such Foreign Obligor is organized and existing or that any registration charge or stamp or similar tax be paid on or in respect of the Applicable Foreign Obligor Documents or any other document, except for
      (i) any such filing, registration, recording, execution or notarization as has been made or is not required to be made until the Applicable Foreign Obligor Document or any other document is sought to be enforced and (ii) any charge or tax as has been timely paid.

            (c) There is no tax, levy, impost, duty, fee, assessment or other governmental charge, or any deduction or withholding, imposed by any Governmental Authority in or of the jurisdiction in which such Foreign Obligor is organized and existing either (i) on or by virtue of the execution or delivery of the Applicable Foreign Obligor Documents or (ii) on any payment to be made by such Foreign Obligor pursuant to the Applicable Foreign Obligor Documents, except as has been disclosed both to the Administrative Agent and the Offshore Sub-Administrative Agent.

            (d) The execution, delivery and performance of the Applicable Foreign Obligor Documents executed by such Foreign Obligor are, under applicable foreign exchange control regulations of the jurisdiction in which such Foreign Obligor is organized and existing, not subject to any notification or authorization except (i) such as have been made or obtained or (ii) such as cannot be made or obtained until a later date (provided that any notification or authorization described in clause (ii) shall be made or obtained as soon as is reasonably practicable).

provided that, the Company shall not, nor shall any Foreign Obligor, be in breach of, or failure to comply with, any of the terms or provisions of subsections (a), (b), (c) or (d) preceding, unless such breach or failure to comply would reasonably be expected to have a Material Adverse Effect.

      7.17 SOLVENT. The Company is, and the Company and its Subsidiaries are on a consolidated basis, Solvent.

      7.18 BLOCKED PERSONS LIST. None of the Company, Subsidiaries of the Company, or Affiliates of the Company are named on the United States Department of the Treasury's Specially Designated Nationals or Blocked Persons list available through http://www.treas.gov/offices/eotffc/ofac/sdn/index.html as of the Closing Date.

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                                 ARTICLE VIII.
                             AFFIRMATIVE COVENANTS

      So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Company shall, and shall (except in the case of the covenants set forth in Sections 8.01, 8.02, and 8.03) cause each Significant Subsidiary to:

      8.01 FINANCIAL STATEMENTS. Deliver to the Administrative Agent, in form and detail satisfactory to the Administrative Agent and the Required Total
Lenders:

            (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of such fiscal year, and the related consolidated statements of operations, changes shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any qualifications or exceptions as to the scope of such audit nor to any qualifications or exceptions not reasonably acceptable to the Administrative Agent; and

            (b) as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of the Company, a consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of operations, changes shareholders' equity and cash flows for such fiscal quarter and for the portion of the Company's fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, such consolidated statements to be certified by a Responsible Officer of the Company as fairly presenting the financial condition, results of operations, changes in shareholders' equity and cash flows of the Company and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.

As to any information contained in materials furnished pursuant to Section 8.02(c), the Company shall not be separately required to furnish such information under clause (a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Company to furnish the information and materials described in clauses (a) and (b) above at the times specified therein.

      8.02 CERTIFICATES; OTHER INFORMATION. Deliver to the Administrative Agent, in form and detail satisfactory to the Administrative Agent and the Required Total Lenders:

            (a) concurrently with the delivery of the financial statements referred to in Section 8.01(a), a certificate of its independent certified public accountants certifying

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      such financial statements and stating that in connection with their audit, nothing came to their attention that caused them to believe that the Company failed to comply with the terms, covenants, provisions, or conditions of Section 9.03(b), Section 9.03(c) and Section 9.10 insofar as they relate to accounting matters, or if the Company did fail to comply, stating the nature and status of such event;

            (b) concurrently with the delivery of the financial statements referred to in Sections 8.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of the Company;

            (c) promptly after the same are publicly available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Company, and copies of all annual, regular, periodic and special reports and registration statements which the Company may file or be required to file with the SEC under
      Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto;

            (d) promptly upon receipt thereof, information with respect to and copies of any notices received from the FCC or any other federal, state or local regulatory agencies or any tribunal relating to any order, ruling, law, information or policy that relates to a breach of or noncompliance with the Communications Act, which in each case could reasonably be expected to result in the payment of money by the Company or any Subsidiary in excess of the Threshold Amount, or otherwise have a Material Adverse Effect, or result in the loss or suspension of any Necessary Authorization; provided, however, no information shall be required to be delivered hereunder if, in the opinion of counsel to the Company or such Subsidiary, there is no reasonable possibility of an adverse determination with respect to such notice;

            (e) promptly, such additional information regarding outstanding Equity Interests in Subsidiaries of the Company and equity investments of the Company and its Subsidiaries in other corporations or entities other than Subsidiaries of the Company as reasonably requested by the Administrative Agent or any Lender through the Administrative Agent from time to time, and

            (f) promptly, such additional information regarding the business, financial or corporate affairs of the Company or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender through the Administrative Agent may from time to time reasonably request.

      Documents required to be delivered pursuant to Section 8.01(a) or (b) or
Section 8.02(d) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Company posts such documents, or provides a link thereto on the Company's website on the Internet at the website address listed on Schedule 12.02; or (ii) on which such documents are posted on the Company's behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial,

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third-party website or whether sponsored by the Administrative Agent); provided that: (i) the Company shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests the Company to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Company shall notify the Administrative Agent (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance the Company shall be required to provide paper copies of the Compliance Certificates required by Section 8.02(b) to the Administrative Agent. Except for such Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Company with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

      Each Borrower hereby acknowledges that (a) the Administrative Agent, the Offshore Sub-Administrative Agent and/or the Arrangers will make available to the Lenders and the L/C Issuers materials and/or information provided by or on behalf of such Borrower hereunder (collectively, "Borrower Materials") by posting the Borrower Materials on IntraLinks or another similar electronic system (the "Platform") and (b) certain of the Lenders may be "public-side" Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to any Borrower or its securities) (each, a "Public Lender"). Each Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked "PUBLIC" which, at a minimum, shall mean that the word "PUBLIC" shall appear prominently on the first page thereof; (x) by marking Borrower Materials "PUBLIC", the Borrowers shall be deemed to have authorized the Administrative Agent, the Offshore Sub-Administrative Agent, the Arrangers, the L/C Issuers and the Lenders to treat such Borrower Materials as either publicly available information or not material information (although it may be sensitive and proprietary) with respect to the Borrowers or their respective securities for purposes of United States Federal and state securities laws; (y) all Borrower Materials marked "PUBLIC" are permitted to be made available through a portion of the Platform designated "Public Investor"; and (z) the Administrative Agent, Offshore Sub-Administrative Agent, L/C Issuers and the Arrangers shall be entitled to treat any Borrower Materials that are not marked "PUBLIC" as being suitable only for posting on a portion of the Platform not designated as "Public Investor."

      8.03 NOTICES. Promptly notify the Administrative Agent, the Offshore Sub-Administrative Agent and each Lender:

            (a)   of the occurrence of any Default;

            (b) of any matter including (i) breach or non-performance of, or any default under, a Contractual Obligation of the Company or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between the Company or any Subsidiary and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Company or any

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      Subsidiary, including pursuant to any applicable Environmental Laws, in each case that has resulted or could reasonably be expected to result in a Material Adverse Effect;

            (c) of the occurrence of any ERISA Event which could reasonably be expected to result in a Material Adverse Effect;

            (d) of any material change in accounting policies or financial reporting practices by the Company or any Subsidiary;

            (e) of any public announcement by Moody's or S&P of any change or pending change in a Debt Rating of which the Company has actual knowledge; and

            (f) of the commencement of all proceedings and investigations of which the Company has actual knowledge by or before the FCC or any other governmental body, and all actions and proceedings of which any Borrower or any Subsidiary has actual knowledge in any court or before any arbitrator involving claims for damages, fines or penalties (including punitive damages) in excess of $50,000,000 per claim and $250,000,000 in the aggregate (after deducting the amount with respect to the Company or any Subsidiary such Person is insured, provided such claim has not been denied), against or in any other way relating directly to the Company, any Subsidiary, or any of their properties or businesses; provided, however, no notice shall be required to be delivered hereunder if, in the opinion of counsel to the Company or such Subsidiary, there is no reasonable possibility of an adverse determination in such action or proceeding;

      Each notice pursuant to Section 8.03(a), (b), (c) and (f) shall be accompanied by a statement of a Responsible Officer of the Company setting forth details of the occurrence referred to therein and stating what action the Company has taken and proposes to take with respect thereto. Each notice pursuant to Section 8.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.

      8.04 PAYMENT OF OBLIGATIONS. Pay and discharge as the same shall become due and payable, all its material obligations and liabilities, including all material tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary.

      8.05 PRESERVATION OF EXISTENCE, ETC. (a) Except as permitted by the terms of this Agreement, preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 9.05 or 8.13; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

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      8.06  MAINTENANCE OF PROPERTIES. (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in reasonably good working order and condition, ordinary wear and tear excepted and (b) make all necessary repairs thereto and renewals and replacements thereof, in each case except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

      8.07 MAINTENANCE OF INSURANCE. Maintain with financially sound and reputable insurance companies not Affiliates of the Company, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons, except to the extent the Company maintains reasonable self-insurance with respect to such risks (through an Affiliate or otherwise).

      8.08 COMPLIANCE WITH LAWS. Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

      8.09 BOOKS AND RECORDS. (a) Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Company or such Subsidiary, as the case may be; and
(b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Company or such Subsidiary, as the case may be.

      8.10 INSPECTION RIGHTS. Permit representatives and independent contractors of the Administrative Agent, the Offshore Sub-Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company and the Administrative Agent; provided, however, that when an Event of Default exists the Administrative Agent, the Offshore Sub-Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Company at any time during normal business hours.

      8.11 USE OF PROCEEDS. Use the proceeds of the Credit Extensions for working capital, capital expenditures, consummation of Acquisitions, repayment of commercial paper, support for any commercial paper program, repayment of outstanding amounts under the Existing $3 Billion Credit Agreement, repayment of long term debt and general and other corporate purposes not in contravention of any Law or of any Loan Document.

      8.12 APPROVALS AND AUTHORIZATIONS. Maintain all authorizations, consents, approvals and licenses from, exemptions of, and filings and registrations with, each Governmental

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Authority of the jurisdiction in which each Foreign Obligor is organized and existing, and all approvals and consents of each other Person in such jurisdiction, in each case that are required in connection with the Loan Documents, except to the extent failure to do so would not reasonably be expected to have a Material Adverse Effect.

      8.13 PRIMARY LINES OF BUSINESS. Maintain, on a consolidated basis, the Company's media, communications, entertainment, internet and related businesses as its primary lines of business.

                                  ARTICLE IX.
                               NEGATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Company shall not, nor shall it permit any Subsidiary to, directly or indirectly:

      9.01 LIENS. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:

            (a)   Liens pursuant to any Loan Document;

            (b) (i) Liens for taxes not yet delinquent, (ii) Liens created by lease agreements to secure the payments of rental amounts and other sums not yet due thereunder, (iii) Liens on leasehold interests created by the lessor in favor of any mortgagee of the leased premises, and (iv) Liens for taxes, assessments, governmental charges, levies or claims that are being diligently contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on such Person's books, but only so long as no foreclosure, restraint, sale or similar proceedings have been commenced with respect thereto;

            (c) Liens of carriers, warehousemen, mechanics, laborers and materialmen and other similar Liens incurred in the ordinary course of business for sums not yet due or being contested in good faith, if such reserve or appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

            (d) Liens incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance or similar legislation;

            (e) Easements, right-of-way and zoning restrictions and other similar encumbrances on the use of real property which do not interfere with the ordinary conduct of the business of such Person;

            (f) Liens securing Swap Contracts of the Company and indebtedness permitted by Section 9.03 hereof, so long as in each case such Liens do not in the aggregate secure indebtedness which, when aggregated with the aggregate amount of net sale proceeds from Sale and Leaseback Transactions permitted by Section 9.04, exceed

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      an amount equal to 15% of the Company's total consolidated Shareholder's
      Equity (including preferred stock) as shown on the Company's audited consolidated balance sheet contained in the latest annual report to stockholders of the Company, provided that indebtedness secured by Liens permitted by subsections (a)-(e) above and (g) below shall not be included in the amount of such indebtedness; and

            (g) Liens in respect of judgments or awards for which appeals or proceedings for review are being prosecuted and in respect of which a stay of execution upon any such appeal or proceeding for review shall have been secured, provided that (i) such Person shall have established adequate reserves for such judgments or awards, (ii) such judgments or awards shall be fully insured and the insurer shall not have denied coverage, or (iii) such judgments or awards shall have been bonded to the satisfaction of the Required Total Lenders.

      9.02 INVESTMENTS AND ACQUISITIONS. Make any Investment, unless both prior to and after giving effect to any such Investment, there exists no Default, provided that, notwithstanding the foregoing, the Company and its Subsidiaries may, during the existence and continuance of a Default, so long as such Investments are in the ordinary course of business and in accordance with past practices:

            (a) make Investments in cash equivalents and in accounts receivable that are current assets;

            (b) make advances to employees for moving and travel expenses, drawing accounts and similar expenditures in an amount not to exceed $5,000,000 during the continuance of such Default;

            (c) make intercompany Investments among the Company and its wholly-owned Subsidiaries, and investments by less than wholly owned Subsidiaries in the Company and its wholly owned Subsidiaries; and

            (d) make Investments constituting endorsement of checks, drafts, and other instruments and documents, leases, prepaid utilities, worker's compensation and other similar deposits and prepaid expenses.

      9.03 INDEBTEDNESS. Create, incur, assume or suffer to exist any Consolidated Funded Indebtedness, except:

            (a)   Consolidated Funded Indebtedness under the Loan Documents;

            (b) Consolidated Funded Indebtedness of the Company (including, without limitation, Guarantees by the Company of the Indebtedness of AMFM, Inc. existing on the Closing Date); and

            (c) so long as there exists no Default both before and after giving effect to any such incurrence, Consolidated Funded Indebtedness of the Subsidiaries (including,

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      without limitation, Consolidated Funded Indebtedness of AMFM, Inc.,
      Consolidated Funded Indebtedness under the Existing $2 Billion Credit Agreement and all other existing Consolidated Funded Indebtedness) which will not exceed an amount equal to 15% of the Company's total consolidated Shareholder's Equity (including preferred stock) as shown on the Company's audited consolidated balance sheet contained in the latest annual report to stockholders of the Company, provided that, (i) the intercompany indebtedness of the Company and its Subsidiaries and (ii) Guaranties of indebtedness by the Company or a Subsidiary of the Company where the primary obligor of such indebtedness is the Company or a Subsidiary of the Company shall be excluded from Consolidated Funded Indebtedness of the Subsidiaries.

      9.04 SALE AND LEASEBACK TRANSACTIONS. Enter into any Sale and Leaseback Transaction, provided that, so long as there exists no Default both before and after giving effect to any such transaction on the date such transaction is consummated, the Company and its Subsidiaries may enter into Sale and Leaseback Transactions in such amount that when all net sale proceeds from Sale and Leaseback Transactions are aggregated with the outstanding principal amount of all Consolidated Funded Indebtedness secured by Liens in accordance with the terms of Section 9.01(f) above, such aggregate amount will not exceed an amount equal to 15% of the Company's total consolidated Shareholder's Equity (including preferred stock) as shown on the Company's audited consolidated balance sheet contained in the latest annual report to stockholders of the Company.

      9.05 FUNDAMENTAL CHANGES. Merge , liquidate, dissolve or consolidate with or into another Person,

            (a) provided that, nothing in this Section 9.05 shall be construed to prohibit the Company from reincorporating in another domestic jurisdiction, changing its form of organization or merging into, or transferring all or substantially all of its assets to, another domestic Person, so long as

                  (i) either (x) the Company shall be the surviving entity with substantially the same assets immediately following the reincorporation or reorganization or (y) the surviving entity or transferee (the "Successor Corporation") shall be a domestic Person and shall, immediately following the merger or transfer, as the case may be, (A) have substantially all of the assets of the Company immediately preceding the merger or transfer, as the case may be,
            (B) have duly assumed all of the Company's obligations hereunder and under the other Loan Documents in form and substance satisfactory to the Administrative Agent (and, if requested, by Administrative Agent, the Successor Corporation shall have delivered an opinion of counsel as to the assumption of such obligations) and (C) either (I) have then-effective ratings (or implied ratings) published by Moody's or S&P applicable to such Successor Corporation's senior, unsecured, non-credit-enhanced, long term indebtedness for borrowed money, which ratings shall be either Baa2 or higher (if assigned by Moody's) or BBB or higher (if assigned by S&P) or (II) be acceptable to Total Required Lenders; and

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                  (ii)  immediately after giving effect to such transaction, no
            Default shall have occurred and be continuing, and

                  (iii) the Company shall be in compliance with Section 8.13,
            and

            (b) any Subsidiary that is not a Significant Subsidiary may merge, consolidate, liquidate or dissolve,

            (c)   any Significant Subsidiary may merge with or consolidate into
      (i) the Company if the Company shall be the continuing or surviving Person or (ii) any other Subsidiary; provided that, if any such transaction shall be between a Subsidiary and a wholly owned Subsidiary, such wholly owned subsidiary shall be the continuing or surviving Person;

            (d) any Significant Subsidiary may liquidate or dissolve into the Company or a wholly owned Subsidiary of the Company; and

            (e) any Significant Subsidiary may merge or consolidate with or into any other Person if, both before and after giving effect thereto, no Default shall have occurred and be continuing.

      9.06 DISPOSITIONS. Make any Disposition of all or substantially all of the assets of the Company.

      9.07 RESTRICTED PAYMENTS. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that, so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom:

            (a) each Subsidiary may make Restricted Payments to the Company and any other Person that owns an Equity Interest in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made;

            (b) the Company and each Subsidiary may declare and make dividend payments or other distributions payable in the common stock or other common Equity Interests of such Person;

            (c) the Company and each Subsidiary may purchase, redeem or otherwise acquire Equity Interests issued by it with the proceeds received from the substantially concurrent issue of new shares of its common stock or other common Equity Interests; and

            (d) so long as there exists no Default both before and after giving effect to any such Restricted Payment, the Company may declare or pay cash dividends to its stockholders, and purchase, redeem or otherwise acquire for cash Equity Interests issued by it.

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      9.08  TRANSACTIONS WITH AFFILIATES. Enter into any transaction of any kind with any Affiliate of the Company, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to the Company or such Subsidiary as would be obtainable by the Company or such Subsidiary at the time in a comparable arm's length transaction with a Person other than an Affiliate, provided that the foregoing restriction shall not apply to transactions between or among the Company and any of its Subsidiaries or joint ventures, or between and among any Subsidiaries or joint ventures.

      9.09 RESTRICTIVE AGREEMENTS. Enter into any Contractual Obligation (other than this Agreement or any other Loan Document) pursuant to which the ability of the Company or any Subsidiary to (a) accept any waiver or consent with respect to any provision of this Agreement or (b) enter into any amendment, amendment and restatement, replacement or other substitution of this Agreement or any Loan Document, is prohibited or limited in any manner.

      9.10  FINANCIAL COVENANTS.

            (a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Company to be greater than 5.25 to 1.00.

            (b) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of the Company to be less than 2.50 to 1.00.

                                   ARTICLE X.
                         EVENTS OF DEFAULT AND REMEDIES

      10.01 EVENTS OF DEFAULT. Any of the following shall constitute an Event of
Default:

            (a) Non-Payment. Any Borrower fails to pay (i) when and as required to be paid herein, and in the currency required hereunder, any amount of principal of any Loan or any L/C Obligation, or to consummate any purchase of a Domestic Loan in accordance with the provisions of
      Section 2.11, or (ii) within five Business Days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any fee due hereunder, or any other amount payable hereunder or under any other Loan Document; or

            (b) Specific Covenants. Any Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 8.03(a), 8.11 or Article IX; or

            (c) Other Defaults. Any Borrower fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed, and such failure shall not be cured within a period of 30 days after the earlier of (i) written notice from the Administrative Agent thereof and
      (ii) actual knowledge thereof by any member of senior management of the Company; or

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            (d)   Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Company or any other Borrower herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or

            (e) Cross-Default. (i) The Company or any Subsidiary (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Consolidated Funded Indebtedness of the Company and its Subsidiaries or Guarantee (other than Consolidated Funded Indebtedness hereunder) having an outstanding aggregate principal amount (including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the $200,000,000, or (B) fails to observe or perform any other agreement or condition relating to any such Consolidated Funded Indebtedness or Guarantee of more than the $200,000,000 or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Consolidated Funded Indebtedness of more than the $200,000,000 or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Consolidated Funded Indebtedness of more than the $200,000,000 to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Consolidated Funded Indebtedness of more than the $200,000,000 to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded and all applicable cure periods shall have expired; (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which the Company or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which the Company or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the Company or such Subsidiary as a result thereof is greater than $200,000,000; or (iii) there exists an "Event of Default" as defined in, and under the Existing $2 Billion Credit Agreement; or

            (f) Insolvency Proceedings, Etc. Any Borrower or any of its Subsidiaries institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the

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      consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding;
      or

            (g) Inability to Pay Debts; Attachment. (i) The Company or any Significant Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; or

             (h) Judgments. There is entered against the Company or any Subsidiary (i) a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or
      (B) there is a period of 30 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

            (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Company under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) the Company or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or

            (j) Invalidity of Loan Documents. Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Borrower, any Subsidiary of any Borrower or any Affiliate of any Borrower contests in any manner the validity or enforceability of any material provision of any Loan Document; or any Borrower denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any material provision of any Loan Document, and in each case, such Default shall not be cured within a period of five Business Days after the earlier of (i) written notice from the Administrative Agent thereof and (ii) actual knowledge thereof by any member of senior management of the Company; or

            (k)   Change of Control. There occurs any Change of Control; or

            (l) FCC and the Communications Act. The Company or any Subsidiary shall fail to comply with the Communications Act, or any rule or regulation promulgated by

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      the FCC, and such failure could reasonably be expected to have a Material
      Adverse Effect.

      10.02 REMEDIES UPON EVENT OF DEFAULT.

      If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Total Lenders, take any or all of the following actions:

            (a) declare the commitment of each Lender to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

            (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, notice of acceleration, notice of intent to accelerate, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers;

            (c) require that the Company Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and

            (d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents;

      provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Company to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent, the Offshore Sub-Administrative Agent or any Lender.

      10.03 APPLICATION OF FUNDS. After the exercise of remedies provided for in
Section 10.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 10.02), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order:

      First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and the Offshore Sub-Administrative Agent and amounts payable under Article V) payable to the Administrative Agent and the Offshore Sub-Administrative Agent in their capacity as such;

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      Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the respective Lenders and the L/C Issuers (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuers and amounts payable under Article V), ratably among them in proportion to the amounts described in this clause Second payable to them;

      Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans, L/C Borrowings and other Obligations, ratably among the Lenders and the L/C Issuers in proportion to the respective amounts described in this clause Third payable to them;

      Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings, ratably among the Lenders and the L/C Issuers in proportion to the respective amounts described in this clause Fourth held by them;

      Fifth, to the Administrative Agent for the account of the L/C Issuers, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit;

      Sixth, to the payment of all other unpaid Obligations, ratably among the Domestic Lenders, the Offshore Lenders and the L/C Issuers in proportion to the respective amounts described in this clause Sixth held by them; and

      Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Company or as otherwise required by Law.

Subject to Section 2.04(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

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                                  ARTICLE XI.
           ADMINISTRATIVE AGENT AND OFFSHORE SUB-ADMINISTRATIVE AGENT

      11.01 APPOINTMENT AND AUTHORITY. Each of the Lenders and the L/C Issuers hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and Bank of America, London to act as Offshore Sub-Administrative Agent hereunder, and in each case, under the other Loan Documents, and authorizes the Administrative Agent or the Offshore Sub-Administrative Agent, or both, as appropriate, to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent or the Offshore Sub-Administrative Agent, or both, as appropriate, by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Except for the rights of the Company pursuant to Section 11.06, the provisions of this Article are solely for the benefit of the Administrative Agent, the Offshore Sub-Administrative Agent, the Lenders and the L/C Issuers, and no Borrower shall have rights as a third party beneficiary of any of such provisions.

      11.02 RIGHTS AS A LENDER. The Persons serving as the Administrative Agent or the Offshore Sub-Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent or the Offshore Sub-Administrative Agent, and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent or the Offshore Sub-Administrative Agent, as applicable, hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrowers or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent or the Offshore Sub-Administrative Agent hereunder and without any duty to account therefor to the Lenders.

      11.03 EXCULPATORY PROVISIONS. The Administrative Agent and the Offshore Sub-Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent and the Offshore Sub-Administrative Agent:

            (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

            (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent or the Offshore Sub-Administrative Agent is required to exercise as directed in writing by the Required Total Lenders, the Required Domestic Lenders or the Required Offshore Lenders, as appropriate (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent and the Offshore Sub-Administrative Agent shall not be required to take any action that, in their opinion or the opinion of their counsel, may expose the Administrative Agent or the Offshore Sub-Administrative Agent to liability or that is contrary to any Loan Document or Applicable Law; and

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            (c)   shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any of the Borrowers or any of their respective Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or the Offshore Sub-Administrative Agent or any of their Affiliates in any capacity.

      Neither of the Administrative Agent and the Offshore Sub-Administrative Agent shall be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Total Lenders, the Required Domestic Lenders or the Required Offshore Lenders, as applicable (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent or the Offshore Sub-Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 12.01 and 10.02) or
(ii) in the absence of its own gross negligence or willful misconduct. The Administrative Agent and the Offshore Sub-Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent or the Offshore Sub-Administrative Agent by the Company, a Lender or the L/C Issuers.

      The Administrative Agent and the Offshore Sub-Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article VI or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or the Offshore Sub-Administrative Agent, as applicable.

      11.04 RELIANCE BY ADMINISTRATIVE AGENT AND THE OFFSHORE SUB-ADMINISTRATIVE AGENT. The Administrative Agent and the Offshore Sub-Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent and the Offshore Sub-Administrative Agent also may rely upon any statement made to them orally or by telephone and believed by them to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuers, the Administrative Agent and the Offshore Sub-Administrative Agent may presume that such condition is satisfactory to such Lender or the L/C Issuers unless the Administrative Agent or the Offshore Sub-Administrative Agent, as applicable, shall have received notice to the contrary from such Lender or any L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent and the Offshore Sub-Administrative Agent may consult with legal

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counsel (who may be counsel for the Company), independent accountants and other experts selected by them, and shall not be liable for any action taken or not taken by them in accordance with the advice of any such counsel, accountants or experts.

      11.05 DELEGATION OF DUTIES. The Administrative Agent and the Offshore Sub-Administrative Agent may perform any and all of their duties and exercise their rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent and the Offshore Sub-Administrative Agent. The Administrative Agent, the Offshore Sub-Administrative Agent and any other such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent, the Offshore Sub-Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent and the Offshore Sub-Administrative Agent.

      11.06 RESIGNATION OF ADMINISTRATIVE AGENT AND THE OFFSHORE SUB-ADMINISTRATIVE AGENT. The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuers and the Company, and such notice shall constitute resignation for both the Administrative Agent and the Offshore Sub-Administrative Agent. Upon receipt of any such notice of resignation, the Required Total Lenders shall have the right, subject to, if no Default exists, the consent of the Company, such consent not to be unreasonably withheld, to appoint a successor Administrative Agent and Offshore Sub-Administrative Agent, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States, with an offshore capability to handle the UK Offshore Loan and the Hybrid Offshore Loan. If no such successor shall have been so appointed by the Required Total Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may on behalf of the Lenders and the L/C Issuers, subject to, if no Default exists, the consent of the Company, such consent not to be unreasonably withheld, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Company and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Administrative Agent and the Offshore Sub-Administrative Agent shall be discharged from their duties and obligations hereunder and under the other Loan Documents and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent and the Offshore Sub-Administrative Agent shall instead be made by or to each Lender and the applicable L/C Issuers directly, until such time as the Required Total Lenders appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor's appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent and the Offshore Sub-Administrative Agent, and the retiring Administrative Agent and the Offshore Sub-Administrative Agent shall be discharged from all of their duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Company to a

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successor Administrative Agent and the Offshore Sub-Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. After the retiring Administrative Agent's and the Offshore Sub-Administrative Agent's resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 12.04 shall continue in effect for the benefit of such retiring Administrative Agent, the Offshore Sub-Administrative Agent, their sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent and the Offshore Sub-Administrative Agent was acting as Administrative Agent and the Offshore Sub-Administrative Agent.

      Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as the Offshore Sub-Administrative Agent, an L/C Issuer and Swing Line Lender. Upon the acceptance of a successor's appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of Offshore Sub-Administrative Agent, the retiring L/C Issuer and Swing Line Lender, (b) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangement satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit.

      11.07 NON-RELIANCE ON ADMINISTRATIVE AGENT AND OTHER LENDERS. Each Lender and each L/C Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent, the Offshore Sub-Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and each L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Offshore Sub-Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

      11.08 NO OTHER DUTIES, ETC. Anything herein to the contrary notwithstanding, none of the Arrangers, the "Joint Book Managers" or the Co-Documentation Agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, the Offshore Sub-Administrative Agent, a Lender or an L/C Issuer hereunder.

      11.09 ADMINISTRATIVE AGENT AND THE OFFSHORE SUB-ADMINISTRATIVE AGENT MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Borrower, the Administrative Agent and the Offshore Sub-Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the

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Administrative Agent or the Offshore Sub-Administrative Agent shall have made any demand on any Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise

            (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuers, the Administrative Agent and the Offshore Sub-Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuers, the Administrative Agent and the Offshore Sub-Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuers, the Administrative Agent and the Offshore Sub-Administrative Agent under Sections 2.04(i) and (j),
      2.10 and 12.04) allowed in such judicial proceeding; and

            (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuers to make such payments to the Administrative Agent and the Offshore Sub-Administrative Agent as appropriate, and, in the event that the Administrative Agent or the Offshore Sub-Administrative Agent, as applicable, shall consent to the making of such payments directly to the Lenders and the L/C Issuers, to pay to the Administrative Agent or the Offshore Sub-Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and the Offshore Sub-Administrative Agent, and their agents and counsel, and any other amounts due the Administrative Agent and the Offshore Sub-Administrative Agent under Sections 2.10 and 12.04.

      Nothing contained herein shall be deemed to authorize the Administrative Agent and the Offshore Sub-Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuers any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent or the Offshore Sub-Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

                                  ARTICLE XII.
                                  MISCELLANEOUS

      12.01 AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Company or any other Borrower therefrom,

            (a) shall be effective with respect to the Domestic Facility unless in writing signed by the Required Domestic Lenders and the Company, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given;

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            (b)   shall be effective with respect to the Offshore Facility
      unless in writing signed by the Required Offshore Lenders, the Company and the Offshore Borrowers, and acknowledged by the Administrative Agent and the Offshore Sub-Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given;

            (c) shall be effective with respect to the any other term or provision of this Agreement not covered by (a) or (b) above unless in writing signed by the Required Total Lenders and the Company, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given;

      provided, however, that no such amendment, waiver or consent shall:

                  (i) waive any condition set forth in Section 6.01(a) without the written consent of each Lender;

                  (ii) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 10.02) without the written consent of such Lender;

                  (iii) postpone any date fixed by this Agreement or any other
            Loan Document for any payment (excluding mandatory prepayments) of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby;

                  (iv) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (v) of the second proviso to this Section 12.01) any fees or other amounts payable hereunder or under any other Loan Document, without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Domestic Lenders or Required Offshore Lenders, as applicable, shall be necessary to amend the definition of "Default Rate" or to waive any obligation of any Borrower to pay interest or Letter of Credit Fees at the Default Rate;

                  (v) change Section 4.07 or Section 10.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;

                  (vi) amend Section 1.06 or the definition of "Alternative Currency" without the written consent of each Lender;

                  (vii) change any provision of this Section or (except as a result of the operation of Section 2.11), the definition of "Required Total Lenders", "Required Domestic Lenders", "Required Offshore Lenders", or any other provision hereof

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            specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;

                  (viii) release the Company from the Company Guaranty without the written consent of each Offshore Lender; or

                  (ix) after the occurrence of, and during the continuance of an Event of Default, release any of the Cash Collateral granted pursuant to the terms of Section 10.02(c) if there are any outstanding Letters of Credit or unpaid L/C Obligations without the written consent of each Domestic Lender;

      and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by each of the L/C Issuers in addition to the Lenders required above, affect the rights or duties of the L/C Issuers under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (iv) no amendment, waiver or consent shall, unless in writing and signed by the Offshore Sub-Administrative Agent in addition to the Lenders required above, affect the Offshore Loan, or the rights or duties of the Offshore Sub-Administrative Agent under this Agreement; (v) Section 12.06(h) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification; and (vi) the Fee Letters may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender.

      12.02 NOTICES; EFFECTIVENESS; ELECTRONIC COMMUNICATION.

            (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

                  (i) if to the Borrowers, the Administrative Agent, the Offshore Sub-Administrative Agent, the L/C Issuers or the Swing Line Lender, to the address,

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            telecopier number, electronic mail address or telephone number specified for such Person on Schedule 12.02; and

                  (ii) if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire.

      Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

            (b) Electronic Communications. Notices and other communications to the Lenders and the L/C Issuers hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or any L/C Issuer pursuant to Article II if such Lender or such L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Company may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

            Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

            (c) Change of Address, Etc. Each of the Borrowers, the Administrative Agent, the Offshore Sub-Administrative Agent, each L/C Issuer and the Swing Line Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Company, the Administrative Agent, the Offshore Sub-Administrative Agent, the L/C Issuers and the Swing Line Lender.

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            (d)   Reliance by Administrative Agent, L/C Issuers and Lenders. The
      Administrative Agent, the Offshore Sub-Administrative Agent, the L/C Issuers and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of any Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Company shall indemnify the Administrative
      Agent, the Offshore Sub-Administrative Agent, the L/C Issuers, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of any Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent and the Offshore Sub-Administrative Agent, may be recorded by the Administrative Agent or the Offshore Sub-Administrative Agent, and each of the parties hereto hereby consents to such recording.

      12.03 NO WAIVER; CUMULATIVE REMEDIES. No failure by any Lender, the Offshore Sub-Administrative Agent or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

      12.04 EXPENSES; INDEMNITY; DAMAGE WAIVER.

            (a) Costs and Expenses. The Company and each other Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Offshore Sub-Administrative Agent and their Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the Offshore Sub-Administrative Agent), in connection with (A) the syndication of the credit facilities provided for herein, (B) the preparation, negotiation, execution and delivery of this Agreement and the Loan Documents, (C) the administration of this Agreement and the other Loan Documents and (D) any amendments, modifications or waivers of the provisions hereof or thereof, (in each case of (A) (B) and (D) preceding, whether or not the transactions contemplated hereby or thereby shall be consummated), provided that, notwithstanding the foregoing, (I) the Company will not be required to reimburse the Administrative Agent for legal fees incurred on behalf of an Eligible Assignee in connection with any assignment as set forth in
      Section 12.06(b)(v) and (II) all reimbursement requests for legal fees and disbursements of counsel for time and expenses incurred after the Closing Date shall only include charges arising from work directly requested by the Agents, except with respect to legal expenses incurred in connection with amendments, modifications or waivers set forth in subsection
      (a)(i)(D) above, (ii) all reasonable out-of-pocket expenses incurred by each of the L/C Issuers in connection with the issuance, amendment, renewal or extension of any Letter of Credit or

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      any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, the Offshore Sub-Administrative Agent, any Lender or each of the L/C Issuers (including the fees, charges and disbursements of any counsel for the Administrative Agent, the Offshore Sub-Administrative Agent, any Lender or the L/C Issuers), and shall pay all reasonable fees and time charges for attorneys who may be employees of the Administrative Agent, the Offshore Sub-Administrative Agent, any Lender or the L/C Issuers, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

            (b) Indemnification by the Company. The Company shall indemnify the Administrative Agent, the Offshore Sub-Administrative Agent (and any sub-agent of either thereof), each Lender and each L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by any Borrower arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by any L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to any Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Company or any other Borrower, and regardless of whether any Indemnitee is a party thereto, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF THE INDEMNITEE; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, (y) result from a claim brought by the Company or any other Borrower against an Indemnitee for breach in bad faith of such Indemnitee's obligations hereunder or under any other Loan Document, if the Company or such other Borrower has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or arise solely out of claims between or among Indemnitees.

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            (c)   Reimbursement by Lenders. To the extent that the Company for any reason fails to indefeasibly pay any amount required under subsection
      (a) or (b) of this Section to be paid by it to the Administrative Agent or the Offshore Sub-Administrative Agent (or any sub-agent of either thereof), any L/C Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent, the Offshore Sub-Administrative Agent (or any such sub-agent of either of them), the L/C Issuers or such Related Party, as the case may be, such Lender's Total Applicable Percentage, Domestic Applicable Percentage or Offshore Applicable Percentage, as applicable (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or the Offshore Sub-Administrative Agent (or any such sub-agent of either thereof) or such L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or such L/C Issuer in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 4.06(d).

            (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by Applicable Law, no Borrower shall assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. In the absence of gross negligence and willful misconduct, no Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

            (e) Payments. All amounts due under this Section shall be payable not later than 30 Business Days after demand therefor.

            (f) Survival. The agreements in this Section shall survive the resignation of the Administrative Agent and any L/C Issuer, the replacement of any Lender, the termination of the Aggregate Domestic Commitments, Aggregate Offshore Commitments and the repayment, satisfaction or discharge of all the other Obligations.

      12.05 PAYMENTS SET ASIDE. To the extent that any payment by or on behalf of any Borrower is made to the Administrative Agent, the Offshore Sub-Administrative Agent, any L/C Issuer or any Lender, or the Administrative Agent, the Offshore Sub-Administrative Agent, any L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the Offshore Sub-Administrative Agent, any L/C Issuer or such Lender in its discretion)

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to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and each L/C Issuer severally agrees to pay to the Administrative Agent or the Offshore Sub-Administrative Agent, as applicable, upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent or the Offshore Sub-Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect, in the applicable currency of such recovery or payment. The obligations of the Lenders and the L/C Issuers under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

      12.06 SUCCESSORS AND ASSIGNS.

            (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that subject to the provisions of Section 9.05, no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent (and, with respect to an Offshore Borrower, the Offshore Sub-Administrative Agent), and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section, or
      (iv) to an SPC in accordance with the provisions of subsection (h) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Offshore Sub-Administrative Agent, the L/C Issuers and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

            (b) Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Domestic Commitment, Offshore Commitment and the Loans (including for purposes of this subsection (b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided that

                  (i) except in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment, Offshore Commitment or Domestic Commitment and the Domestic Loans, Offshore Loans or Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Offshore

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            Commitment, Domestic Commitment or Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Offshore Loans, the Domestic Loans or the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if "Trade Date" is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Company otherwise consents (each such consent not to be unreasonably withheld or delayed);

                  (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to the Offshore Loans, Domestic Loans or Loans, or the Offshore Commitment, Domestic Commitment or Commitment assigned, except that this clause (ii) shall not apply to rights in respect of Bid Loans or Swing Line Loans;

                  (iii) any assignment of a Commitment must be approved by (A)
            so long as there is no continuing Default, the Company (such approval not to be unreasonably withheld or delayed, provided that the Company may withhold consent with respect to any Person solely because they are a Public Lender), (B) the Administrative Agent, (C) with respect to an assignment of the Domestic Commitment only, each of the L/C Issuers and the Swing Line Lender and (D) with respect to an assignment of the Offshore Commitment only, the Offshore Sub-Administrative Agent, unless in each case of (A) through (D) above, the Person that is the proposed assignee is itself a Domestic Lender or Offshore Lender, an Affiliate of such Lender or an Approved Fund of such Lender, as applicable, (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee);

                  (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500, (except such fee shall not be required to be paid with respect to assignments to Affiliates of Lenders) and the Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and

                  (v) each Eligible Assignee will reimburse the Administrative Agent for the legal costs incurred by the Administrative Agent (if any) as a direct result of such Assignment and Assumption, except for legal costs incurred by the Company in connection with obtaining "reliance letters" to permit new lenders to rely on the opinions issued on the Closing Date with respect to the Offshore Borrowers (provided that no such legal costs will be incurred on behalf of any such Eligible Assignee unless such Eligible Assignee requests the assistance of counsel to the Administrative Agent.)

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            Subject to acceptance and recording thereof by the Administrative
            Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (other than its obligations under Section 12.07) (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 5.01, 5.04, 5.05, and 12.04 with respect to facts and circumstances occurring prior to the effective date of such assignment. Upon request, each Borrower (at its expense) shall execute and deliver an appropriate Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

                  (c) Register. The Administrative Agent and the Offshore Sub-Administrative Agent,, acting solely for this purpose as agents of the Borrowers, shall maintain at the Administrative Agent's Office or the Offshore Sub-Administrative Agent's Office, a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and L/C Obligations owing to, each Lender, as applicable to the Domestic Loan and the Offshore Loan, pursuant to the terms hereof from time to time (collectively, the "Register"). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent and the Offshore Sub-Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by each of the Borrowers and the L/C Issuers at any reasonable time and from time to time upon reasonable prior notice. In addition, at any time that a request for a consent for a material or substantive change to the Loan Documents is pending, any Lender wishing to consult with other Lenders in connection therewith may request and receive from the Administrative Agent or the Offshore Sub-Administrative Agent, as applicable, a copy of the applicable portion of the Register.

                  (d) Participations. Any Lender may at any time, without the consent of, or notice to, any Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or the Company or any of the Company's Affiliates or Subsidiaries) (each, a "Participant") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitments and/or the Loans (including such Lender's participations in L/C Obligations and/or Swing Line Loans) owing to
            it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other

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            parties hereto for the performance of such obligations and (iii) the
            Borrowers, the Administrative Agent, the Lenders and the L/C Issuers shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement.

                  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to
            Section 12.01 that affects such Participant. Subject to subsection
            (e) of this Section, each Borrower agrees that each Participant shall be entitled to the benefits of Sections 5.01, 5.04 and 5.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 12.08 as though it were a Lender, provided such Participant agrees to be subject to Section 4.07 as though it were a Lender.

                  (e) Limitation upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 5.01 or
            5.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Company's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 5.01 unless the Company is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 5.01(e) as though it were a Lender.

                  (f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note(s), if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

                  (g) Electronic Execution of Assignments. The words "execution," "signed," "signature," and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, Chapter 43 of the Texas Business and Commerce Code, or any other similar state laws based on the Uniform Electronic Transactions Act.

                  (h) Special Purpose Funding Vehicles. Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special

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            purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Company (an "SPC") the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan, and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof or, if it fails to do so, to make such payment to the Administrative Agent as is required under Section 4.06(b)(ii). Each party hereto hereby agrees that (i) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrowers under this Agreement (including its obligations under Section 5.04), (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable, and (iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the lender of record hereunder. The making of a Loan by an SPC hereunder shall utilize the Commitments of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior debt of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceeding under the laws of the United States or any State thereof. Notwithstanding anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of the Company and the Administrative Agent and with the payment of a processing fee of $1,000, assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or Guarantee or credit or liquidity enhancement to such SPC.

                  (i) Resignation as L/C Issuers or Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Domestic Commitments and Domestic Loans pursuant to subsection (b) above, Bank of America may (i) resign as an L/C Issuer and/or (ii) upon 10 days' notice to the Company, resign as Swing Line Lender. In the event of any such resignation as an L/C Issuer or Swing Line Lender, the Company shall be entitled to appoint from among the Domestic Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Company to appoint any such successor shall affect the resignation of Bank of America as an L/C Issuer or Swing Line Lender, as the case may be. If Bank of America resigns as an L/C Issuer, it shall retain all the rights and obligations of the an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Domestic Lenders to make Base Rate Committed Loans or fund risk participations in Unreimbursed Amounts

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            pursuant to Section 2.04c)). If Bank of America resigns as Swing
            Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Domestic Lenders to make Base Rate Committed Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.05c).

      12.07 TREATMENT OF CERTAIN INFORMATION; CONFIDENTIALITY. Each of the Administrative Agent, the Offshore Sub-Administrative Agent, the Lenders and each of the L/C Issuers agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates' respective partners, directors, officers, employees, agents, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by Applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to a Borrower and its obligations, (g) with the consent of the Company or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, the Offshore Sub-Administrative Agent, any Lender, any L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Company.

      For purposes of this Section, "Information" means all information received from the Company or any Subsidiary relating to the Company or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, the Offshore Sub-Administrative Agent, any Lender or any L/C Issuer on a nonconfidential basis prior to disclosure by the Company or any Subsidiary, provided that, in the case of information received from the Company or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

      12.08 RIGHT OF SETOFF. If an Event of Default shall have occurred and be continuing, each Lender, each L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency but excluding deposits held by a Borrower as a fiduciary for others) at any time held

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and other obligations (in whatever currency) at any time owing by such
Lender, any such L/C Issuer or any such Affiliate to or for the credit or the account of any Borrower against any and all of the obligations of such Borrower now or hereafter existing under this Agreement or any other Loan Document to such Lender or any such L/C Issuer, irrespective of whether or not such Lender or such L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Borrower may be contingent or unmatured or are owed to a branch or office of such Lender or such L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender, each L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such L/C Issuer or their respective Affiliates may have. Each Lender and each L/C Issuer agrees to notify the Company, the Administrative Agent and the Offshore Sub-Administrative Agent, as applicable, promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

      12.09 INTEREST RATE LIMITATION. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the Highest Lawful Rate. If the Administrative Agent, the Offshore Sub-Administrative Agent or any Lender shall receive interest in an amount that exceeds the Highest Lawful Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Company or the appropriate Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent, the Offshore Sub-Administrative Agent or a Lender exceeds the Highest Lawful Rate, such Person may, to the extent permitted by Applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the actual term of the Obligations hereunder.

      12.10 COUNTERPARTS; INTEGRATION; EFFECTIVENESS. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 6.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

      12.11 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent, the Offshore Sub-Administrative Agent and each Lender,

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regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent, the Offshore Sub-Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

      12.12 SEVERABILITY. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      12.13 REPLACEMENT OF LENDERS. If the Company is entitled to replace any Lender in accordance with the terms of Section 5.06(b), if any Lender is a Defaulting Lender, or if any Lender does not vote in favor of an amendment or waiver that requires the consent or vote of each of the Lenders and is approved by the Required Total Lenders, or if any other circumstance exists hereunder that gives the Company the right to replace a Lender as a party hereto, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent (and, with respect to Offshore Loans, the Offshore Sub-Administrative Agent), require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 12.06), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

            (a) the Company shall have paid to the Administrative Agent the assignment fee specified in Section 12.06(b);

            (b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 5.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts);

            (c) in the case of any such assignment resulting from a claim for compensation under Section 5.04 or payments required to be made pursuant to Section 5.01, such assignment will result in a reduction in such compensation or payments thereafter; and

            (d)   such assignment does not conflict with Applicable Laws.

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      A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.

      12.14 GOVERNING LAW; JURISDICTION; ETC.

            (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, the LAW OF THE STATE OF TEXAS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE Agent, THE OFFSHORE SUB-ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

            (b) The parties hereto agree that Chapter 346 (other than Section 346.004) of the Texas Finance Code (which regulates certain revolving credit accounts and revolving tri-party accounts) shall not apply to the Loans or the other Obligations.

            (c) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS SITTING IN DALLAS COUNTY, TEXAS OR OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS (DALLAS DIVISION), AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH TEXAS COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE OFFSHORE SUB-ADMINISTRATIVE AGENT ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

      12.15 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

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EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR
ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

      12.16 USA PATRIOT ACT NOTICE. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent and the Offshore Sub-Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrowers that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of each Borrower and other information that will allow such Lender or the Administrative Agent and the Offshore Sub-Administrative Agent, as applicable, to identify such Borrower in accordance with the Act.

      12.17 KNOW YOUR CUSTOMER RULES. (a) The Company and the Offshore Borrowers shall promptly upon the request of the Offshore Sub-Administrative Agent, the Administrative Agent or any Offshore Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Administrative Agent, the Offshore Sub-Administrative Agent (for themselves or on behalf of any Offshore Lender) or any Offshore Lender (for itself or on behalf of any prospective new Lender) in order for the Administrative Agent, the Offshore Sub-Administrative Agent, such Lender or any prospective new Lender to carry out and be satisfied with the results of all necessary "know your customer" or other checks in relation to any person that it is required to carry out pursuant to the transactions contemplated in the Loan Documents.

      (b) Each Offshore Lender shall promptly upon the request of the Offshore Sub-Administrative Agent or the Administrative Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Administrative Agent (for itself) or the Offshore Sub-Administrative Agent (for itself) in order for the Offshore Sub-Administrative Agent or the Administrative Agent to carry out and be satisfied with the results of all necessary "know your customer" or other checks in relation to any person that it is required to carry out pursuant to the transactions contemplated in the Loan Documents.

      12.18 JUDGMENT CURRENCY. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or under any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent and the Offshore Sub-Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Borrower in respect of any such sum due from it to the Administrative Agent, the Offshore Sub-Administrative Agent or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than that in which such sum is denominated in accordance with

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the applicable provisions of this Agreement (the "Agreement Currency"), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or the Offshore Sub-Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or the Offshore Sub-Administrative Agent, as applicable, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or the Offshore Sub-Administrative Agent from any Borrower in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or the Offshore Sub-Administrative Agent or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or the Offshore Sub-Administrative Agent in such currency, the Administrative Agent and the Offshore Sub-Administrative Agent, as applicable agree to return the amount of any excess to such Borrower (or to any other Person who may be entitled thereto under Applicable Law).

      12.19 DESIGNATION AS SENIOR DEBT.

      All Obligations hereunder and under the other Loan Documents shall be designated as "Senior Indebtedness" for purposes of and as defined in, any indenture or other similar agreement of the Company, any other Borrower and any of their Subsidiaries.

      12.20 OFFSHORE BORROWERS' AGENT.

      The Company and each Offshore Borrower irrevocably appoints Clear Channel International Limited as Offshore Borrowers' Agent, to act as its agent in connection with the UK Offshore Loan and each UK Offshore Borrowing. Each Offshore Borrower and the Company irrevocably authorizes the Offshore Borrowers'
Agent:

            (a) to issue UK Offshore Loan Notices and give and receive any other notices on the Company's and each such Offshore Borrower's behalf;

            (b) on its behalf to perform the other duties and to exercise the other rights, powers and discretions that are specifically delegated to it under or in connection with the Loan Documents, together with any other incidental rights, powers and discretions; and

            (c) on its behalf to execute any Loan Document and/or any amendment, waiver or other document related to any Loan Document.

and agrees to be bound by the acts, consents, waivers, commitments and acquiescences of, and notices given by, Offshore Borrowers' Agent under the Loan Documents.

      12.21 THE ADMINISTRATIVE AGENT AND THE OFFSHORE SUB-ADMINISTRATIVE AGENT.

      The Company and each other Borrower agrees that the Administrative Agent and the Offshore Sub-Administrative Agent may perform any and all of their duties,and exercise their

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rights and powers hereunder or under any other Loan Document, by or through their own institution, each other, or by or through any one or more sub-agents appointed by the Administrative Agent or the Offshore Sub-Administrative Agent, notwithstanding the delineation of certain duties in this Agreement and in the other Loan Documents. The Administrative Agent, the Offshore Sub-Administrative Agent and any other such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Agreement and each of the Loan Documents shall apply to the Administrative Agent, the Offshore Sub-Administrative Agent and any such sub-agent, and to the Related Parties of the Administrative Agent, the Offshore Sub-Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent and the Offshore Sub-Administrative Agent.

      12.22 JOINT AND SEVERAL TERMS. Each and every representation and warranty of the Borrowers or any two or more Borrowers or of the Company and its Subsidiaries contained herein shall be, and shall be deemed to be, the joint and several representation and warranty of each of the Borrowers or such Borrowers or of the Company and each of its Subsidiaries, respectively, and of all such Persons.

      12.23 ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

      12.24 LENDER CERTIFICATION. Each Lender certifies to the Administrative Agent that it is a Private Lender on the Closing Date (such certification as a Private Lender or Public Lender to the Administrative Agent by a Lender is herein referred to as a "Lender Certification"). Each Person subsequently becoming a Lender hereunder through an Assignment and Assumption, an amendment to this Agreement, a joinder agreement or otherwise, must concurrently therewith deliver a Lender Certification to the Administrative Agent, certifying whether such assignee will be a Private Lender or Public Lender. Once such Lender Certification is delivered to the Administrative Agent, no Lender shall be entitled to change its status as a Private Lender during the term of this Agreement, unless there shall at such time exist an Event of Default or unless another Lender is a Public Lender at that time.

      12.25 PROFESSIONAL MARKET PARTY. Each Offshore Lender hereby certifies that, as of the date hereof, it qualifies as a Professional Market Party. Each Person subsequently becoming an Offshore Lender hereunder through an Assignment and Assumption, an amendment to this Agreement, a joinder agreement or otherwise, is deemed to have made such certification as of the date on which that Person becomes an Offshore Lender.

             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                      CLEAR CHANNEL COMMUNICATIONS, INC., as
                                      Company, Borrower and guarantor

                                      By:  /s/ JULIANA HILL
                                           -------------------------------------

                                      Name:  Juliana Hill
                                             -----------------------------------

                                      Title:  Senior Vice  President - Finance
                                              ----------------------------------

                                      CLEAR CHANNEL INTERNATIONAL LIMITED, as
                                      Offshore Borrowers' Agent, Offshore
                                      Borrower and Borrower

                                      By:  /s/ TIM MAUNDER
                                           -------------------------------------

                                      Name:  Tim Maunder
                                             -----------------------------------

                                      Title:  Director
                                              ----------------------------------

                                      CLEAR CHANNEL INTERNATIONAL BV, as
                                      Offshore Borrower and Borrower

                                      By:  /s/ STEPHANIE ROSALES
                                           -------------------------------------

                                      Name:  Stephanie Rosales
                                             -----------------------------------

                                      Title:  Managing Director
                                              ----------------------------------

                                      CLEAR CHANNEL NETHERLANDS BV, as Offshore
                                      Borrower and Borrower

                                      By:  /s/ STEPHANIE ROSALES
                                           -------------------------------------

                                      Name:  Stephanie Rosales
                                             -----------------------------------

                                      Title:  Managing Director
                                              ----------------------------------

                                      CLEAR CHANNEL INTERNATIONAL HOLDINGS BV, as Offshore Borrower and Borrower

                                      By:  /s/ STEPHANIE ROSALES
                                           -------------------------------------

                                      Name:  Stephanie Rosales
                                             -----------------------------------

                                      Title:  Managing Director
                                              ----------------------------------

                                      CCW INTERNATIONAL BV, as Offshore Borrower and Borrower

                                      By:  /s/ STEPHANIE ROSALES
                                           -------------------------------------

                                      Name:  Stephanie Rosales
                                             -----------------------------------

                                      Title:  Managing Director
                                              ----------------------------------



                       Signature Page to Credit Agreement

                                      BANK OF AMERICA, N.A.,
                                      as Administrative Agent


                                      By:  /s/ RICHARD M. PECK
                                           -------------------------------------

                                      Name:  Richard M. Peck
                                             -----------------------------------

                                      Title:  Principal
                                              ----------------------------------


                       Signature Page to Credit Agreement

                                      BANK OF AMERICA, N.A.,
                                      as Offshore Sub-Administrative Agent


                                      By:  /s/ GRAHAM RADFORD
                                           -------------------------------------

                                      Name:  Graham Radford
                                             -----------------------------------

                                      Title:  Assistant Vice President
                                              ----------------------------------



                       Signature Page to Credit Agreement

                                      BANK OF AMERICA, N.A., as a Domestic
                                      Lender, an Offshore Lender, L/C Issuer
                                      and Swing Line Lender


                                      By:  /s/ RICHARD M. PECK
                                           -------------------------------------

                                      Name:  Richard M. Peck
                                             -----------------------------------

                                      Title:  Principal
                                              ----------------------------------





                       Signature Page to Credit Agreement

                                      JPMORGAN CHASE bank,
                                      as Syndication Agent


                                      By:  /s/ TRACEY NAVIN EWING
                                           -------------------------------------

                                      Name:  Tracey Navin Ewing
                                             -----------------------------------

                                      Title:  Vice President
                                              ----------------------------------



                       Signature Page to Credit Agreement

                                      JPMORGAN CHASE bank, as a Domestic Lender and an Offshore Lender


                                      By:  /s/ TRACEY NAVIN EWING
                                           -------------------------------------

                                      Name:  Tracey Navin Ewing
                                             -----------------------------------

                                      Title:  Vice President
                                              ----------------------------------



                       Signature Page to Credit Agreement

                                      BARCLAYS BANK PLC, as Co-Documentation
                                      Agent, a Domestic Lender and an Offshore
                                      Lender


                                      By:  /s/ L. PETER YETMAN
                                           -------------------------------------

                                      Name:  L. Peter Yetman
                                             -----------------------------------

                                      Title:  Director
                                              ----------------------------------



                       Signature Page to Credit Agreement

                                      CITIBANK, N.A., as Co-Documentation Agent, a Domestic Lender and an Offshore Lender


                                      By:  /s/ EILEEN L. CASSON
                                           -------------------------------------

                                      Name:  Eileen L. Casson
                                             -----------------------------------

                                      Title:  Vice President
                                              ----------------------------------



                       Signature Page to Credit Agreement

                                      CREDIT SUISSE FIRST BOSTON, ACTING THROUGH
                                      ITS CAYMAN ISLANDS BRANCH, as
                                      Co-Documentation Agent, a Domestic Lender and an Offshore Lender


                                      By:  /s/ THOMAS S. HALL
                                           -------------------------------------

                                      Name:  Thomas S. Hall
                                           -------------------------------------

                                      Title:  Vice President
                                            ------------------------------------



                                      By:  /s/ DAVID J. DODD
                                           -------------------------------------

                                      Name:  David J. Dodd
                                           -------------------------------------

                                      Title:  Associate
                                            ------------------------------------





                       Signature Page to Credit Agreement

                                      DEUTSCHE BANK SECURITIES INC., as
                                      Co-Documentation Agent


                                      By:  /s/ WILLIAM W. MCGINTY
                                         ---------------------------------------

                                      Name:  William W. McGinty
                                             -----------------------------------

                                      Title:  Director
                                              ----------------------------------


                                      By:  /s/ DEEPAK K. MENGHRAJANI
                                         ---------------------------------------

                                      Name:  Deepak K. Menghrajani
                                             -----------------------------------

                                      Title:  Vice President
                                              ----------------------------------





                       Signature Page to Credit Agreement

                                      DEUTSCHE BANK AG, NEW YORK BRANCH, as a
                                      Domestic Lender


                                      By:  /s/ WILLIAM W. MCGINTY
                                         ---------------------------------------

                                      Name:  William W. McGinty
                                             -----------------------------------

                                      Title:  Director
                                              ----------------------------------


                                      By:  /s/ DEEPAK K. MENGHRAJANI
                                         ---------------------------------------

                                      Name:  Deepak K. Menghrajani
                                             -----------------------------------

                                      Title:  Vice President
                                              ----------------------------------





                       Signature Page to Credit Agreement

                                      DEUTSCHE BANK LUXEMBOURG SA, as an
                                      Offshore Lender


                                      By:  /s/ A. SCHNEIDER
                                           -------------------------------------

                                      Name:  Astrid Schneider
                                             -----------------------------------

                                      Title:  Vice President
                                              ----------------------------------



                                      By:  /s/ S. SCHREINER
                                           -------------------------------------

                                      Name:  Stephanie Schreiner
                                             -----------------------------------

                                      Title:  Assistant Vice President
                                              ----------------------------------



                       Signature Page to Credit Agreement

                                      SUNTRUST BANK, as a Domestic Lender


                                      By:  /s/  JEFFREY E. HAUSER
                                           -------------------------------------

                                      Name:  Jeffrey E. Hauser
                                             -----------------------------------

                                      Title:  Managing Director
                                              ----------------------------------



                       Signature Page to Credit Agreement

                                      THE BANK OF NEW YORK,
                                      as a Domestic Lender


                                      By:  /s/ KRISTEN TALABER
                                           -------------------------------------

                                      Name:  Kristen Talaber
                                             -----------------------------------

                                      Title:  Vice President
                                              ----------------------------------




                       Signature Page to Credit Agreement

                                      WILLIAM STREET CREDIT CORPORATION,
                                      as a Domestic Lender


                                      By:  /s/ J.M. HILL
                                           -------------------------------------

                                      Name:  Jennifer M. Hill
                                             -----------------------------------

                                      Title:  CFO
                                              ----------------------------------



                       Signature Page to Credit Agreement

                                      MORGAN STANLEY BANK,
                                      as a Domestic Lender


                                      By:  /s/ DANIEL TWEGNE
                                           -------------------------------------

                                      Name:  Daniel Twenge
                                             -----------------------------------

                                      Title:  Vice President
                                              ----------------------------------



                       Signature Page to Credit Agreement

                                      SUMITOMO MITSUI BANKING CORP.,
                                      NEW YORK, as a Domestic Lender


                                      By:  /s/ LEO PAGARIGAN
                                           -------------------------------------

                                      Name:  Leo E. Pagarigan
                                             -----------------------------------

                                      Title:  Senior Vice President
                                              ----------------------------------




                       Signature Page to Credit Agreement

                                      UBS LOAN FINANCE LLC,
                                      as a Domestic Lender


                                      By:  /s/ JOSOLIN FERNANDES
                                           -------------------------------------

                                      Name:  Josolin Fernandes
                                             -----------------------------------

                                      Title: Associate Director, Banking
                                      Products Services, US
                                      ------------------------------------------


                                      By:  /s/ WINSLOWE OGBOURNE
                                           -------------------------------------

                                      Name:  Winslow Ogbourne
                                             -----------------------------------

                                      Title: Associate Director, Banking
                                      Products Services, US
                                      ------------------------------------------


                       Signature Page to Credit Agreement

                                      WACHOVIA BANK, NATIONAL ASSOCIATION, as a
                                      Domestic Lender


                                      By:  /s/ JAMES F. HEATWOLE
                                           -------------------------------------

                                      Name:  James F. Heatwole
                                             -----------------------------------

                                      Title:  Director
                                              ----------------------------------




                       Signature Page to Credit Agreement

                                      HARRIS NESBITT FINANCING, INC.,
                                      as a Domestic Lender


                                      By:  /s/ SARAH KIM
                                           -------------------------------------

                                      Name:  Sarah Kim
                                             -----------------------------------

                                      Title:  Managing Director
                                              ----------------------------------




                       Signature Page to Credit Agreement

                                      BNP PARIBAS, as a Domestic Lender


                                      By:  /s/ GREGG BONARDI
                                           -------------------------------------

                                      Name:  Gregg Bonardi
                                             -----------------------------------

                                      Title:  Director Media & Telecom Finance
                                              ----------------------------------


                                      By:  /s/ STEPHANIE ROGERS
                                           -------------------------------------

                                      Name:  Stephanie Rogers
                                             -----------------------------------

                                      Title:  Vice President
                                              ----------------------------------




                       Signature Page to Credit Agreement

                                      SOCIETE GENERALE, as a Domestic Lender


                                      By:  /s/ MARK VIGIL
                                           -------------------------------------

                                      Name:  Mark Vigil
                                             -----------------------------------

                                      Title:  Managing Director
                                              ----------------------------------



                       Signature Page to Credit Agreement

                                      UFJ BANK LIMITED, NEW YORK BRANCH,
                                      as a Domestic Lender


                                      By:  /s/ JOHN T. FEENEY
                                           -------------------------------------

                                      Name:  John T. Feeney
                                             -----------------------------------

                                      Title:  Vice President
                                              ----------------------------------




                       Signature Page to Credit Agreement

                                      UNION BANK OF CALIFORNIA, N.A.,
                                      as a Domestic Lender


                                      By:  /s/ PETE CONROY
                                           -------------------------------------

                                      Name:  Pete Conroy
                                             -----------------------------------

                                      Title:  Senior Vice President
                                              ----------------------------------





                       Signature Page to Credit Agreement

                                      US BANK, NATIONAL ASSOCIATION,
                                      as a Domestic Lender


                                      By:  /s/ COLLEEN MCEVOY
                                           -------------------------------------

                                      Name:  Colleen B. McEvoy
                                             -----------------------------------

                                      Title:  Vice president
                                              ----------------------------------





                       Signature Page to Credit Agreement

                                                                   SCHEDULE 1.01

                             MANDATORY COST FORMULAE

1. The Mandatory Cost (to the extent applicable) is an addition to the interest rate to compensate Lenders for the cost of compliance with:

      (a) the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions); or

      (b)   the requirements of the European Central Bank.

2. On the first day of each Interest Period (or as soon as practicable thereafter) the Administrative Agent or the Offshore Sub-Administrative Agent shall calculate, as a percentage rate, a rate (the "Additional Cost Rate") for each Lender, in accordance with the paragraphs set out below. The Mandatory Cost will be calculated by the Administrative Agent or the Offshore Sub-Administrative Agent as a weighted average of the Lenders' Additional Cost Rates (weighted in proportion to the percentage participation of each Lender in the relevant Loan) and will be expressed as a percentage rate per annum. The Administrative Agent or the Offshore Sub-Administrative Agent, as applicable, will, at the request of the Company, the Offshore Borrowers' Agent or any Lender, deliver to the Company, the Offshore Borrowers' Agent or such Lender as the case may be, a statement setting forth the calculation of any Mandatory Cost.

3. The Additional Cost Rate for any Lender lending from a Lending Office in a Participating Member State will be the percentage notified by that Lender to the Administrative Agent or the Offshore Sub-Administrative Agent. This percentage will be certified by such Lender in its notice to the Administrative Agent or the Offshore Sub-Administrative Agent, as applicable, as the cost (expressed as a percentage of such Lender's participation in all Loans made from such Lending Office) of complying with the minimum reserve requirements of the European Central Bank in respect of Loans made from that Lending Office.

4. The Additional Cost Rate for any Lender lending from a Lending Office in the United Kingdom will be calculated by the Administrative Agent or the Offshore Sub-Administrative Agent, as applicable, as follows:

      (a)   in relation to any Loan in Sterling:

                 AB+C(B-D)+E x 0.01
                 ------------------- per cent per annum
                     100 - (A+C)

      (b)   in relation to any Loan in any currency other than Sterling:

                       E x 0.01
                       --------- per cent per annum
                          300

                                  Schedule 1.01
                                     Page 1

Where:

      "A" is the percentage of Eligible Liabilities (assuming these to be in excess of any stated minimum) which that Lender is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.

      "B" is the percentage rate of interest (excluding the Applicable Rate, the Mandatory Cost and any interest charged on overdue amounts pursuant to the first sentence of Section 4.01 and, in the case of interest (other than on overdue amounts) charged at the Default Rate, without counting any increase in interest rate effected by the charging of the Default Rate) payable for the relevant Interest Period of such Loan.

      "C" is the percentage (if any) of Eligible Liabilities which that Lender is required from time to time to maintain as interest bearing Special Deposits with the Bank of England.

      "D" is the percentage rate per annum payable by the Bank of England to the Administrative Agent or the Offshore Sub-Administrative Agent on interest bearing Special Deposits.

      "E" is designed to compensate Lenders for amounts payable under the Fees Regulations and is calculated by the Administrative Agent or the Offshore Sub-Administrative Agent as being the average of the most recent rates of charge supplied by the Lenders to the Administrative Agent or the Offshore Sub-Administrative Agent pursuant to paragraph 7 below and expressed in Sterling per (pound)1,000,000.

5.    For the purposes of this Schedule:

      (a) "Eligible Liabilities" and "Special Deposits" have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

      (b) "Fees Regulations" means the FSA Supervision Manual or such other law or regulation as may be in force from time to time in respect of the payment of fees for the acceptance of deposits;

      (c) "Fee Tariffs" means the fee tariffs specified in the Fees Regulations under the activity group A.1 Deposit acceptors (ignoring any minimum fee or zero rated fee required pursuant to the Fees Regulations but taking into account any applicable discount rate); and

      (d) "Tariff Base" has the meaning given to it in, and will be calculated in accordance with, the Fees Regulations.

6. In application of the above formulae, A, B, C and D will be included in the formulae as percentages (i.e. 5% will be included in the formula as 5 and not as 0.05). A negative result

                                  Schedule 1.01
      obtained by subtracting D from B shall be taken as zero. The resulting figures shall be rounded to four decimal places.

7. If requested by the Administrative Agent, the Offshore Sub-Administrative Agent, the Offshore Borrowers' Agent or the Company, each Lender with a Lending Office in the United Kingdom or a Participating Member State shall, as soon as practicable after publication by the Financial Services Authority, supply to the Administrative Agent, the Offshore Sub-Administrative Agent, the Offshore Borrowers' Agent and the Company, the rate of charge payable by such Lender to the Financial Services Authority pursuant to the Fees Regulations in respect of the relevant financial year of the Financial Services Authority (calculated for this purpose by such Lender as being the average of the Fee Tariffs applicable to such Lender for that financial year) and expressed in Sterling per(pound)1,000,000 of the Tariff Base of such Lender.

8. Each Lender shall supply any information required by the Administrative Agent and the Offshore Sub-Administrative Agent for the purpose of calculating its Additional Cost Rate. In particular, but without limitation, each Lender shall supply the following information in writing on or prior to the date on which it becomes a Lender:

      (a) its jurisdiction of incorporation and the jurisdiction of the Lending Office out of which it is making available its participation in the relevant Loan; and

      (b) any other information that the Administrative Agent or the Offshore Sub-Administrative Agent may reasonably require for such purpose.

Each Lender shall promptly notify the Administrative Agent or the Offshore Sub-Administrative Agent, as applicable, in writing of any change to the information provided by it pursuant to this paragraph.

9. The percentages or rates of charge of each Lender for the purpose of A, C and E above shall be determined by the Administrative Agent or the Offshore Sub-Administrative Agent, as applicable, based upon the information supplied to it pursuant to paragraphs 7 and 8 above and on the assumption that, unless a Lender notifies the Administrative Agent or the Offshore Sub-Administrative Agent, as applicable, to the contrary, each Lender's obligations in relation to cash ratio deposits, Special Deposits and the Fees Regulations are the same as those of a typical bank from its jurisdiction of incorporation with a Lending Office in the same jurisdiction as such Lender's Lending Office.

10. The Administrative Agent and the Offshore Sub-Administrative Agent shall have no liability to any Person if such determination results in an Additional Cost Rate which over- or under-compensates any Lender and shall be entitled to assume that the information provided by any Lender pursuant to paragraphs 3, 7 and 8 above is true and correct in all respects.

11. The Administrative Agent or the Offshore Sub-Administrative Agent, as applicable, shall distribute the additional amounts received as a result of the Mandatory Cost to the Lenders on the basis of the Additional Cost Rate for each Lender based on the information provided by each Lender pursuant to paragraphs 3, 7 and 8 above.

                                  Schedule 1.01

12. Any determination by the Administrative Agent or the Offshore Sub-Administrative Agent pursuant to this Schedule in relation to a formula, the Mandatory Cost, an Additional Cost Rate or any amount payable to a Lender shall, in the absence of manifest error, be conclusive and binding on all parties hereto.

13. The Administrative Agent or the Offshore Sub-Administrative Agent, as applicable, may from time to time, after consultation with the Company, the Offshore Borrowers' Agent and the Lenders, as applicable, determine and notify to all parties any amendments which are required to be made to this Schedule in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England, the Financial Services Authority or the European Central Bank (or, in any case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all parties hereto.

                                  Schedule 1.01

                                                                   SCHEDULE 2.01

                                   COMMITMENTS
                           AND APPLICABLE PERCENTAGES

                                                       OFFSHORE                             DOMESTIC               TOTAL
                                     OFFSHORE         APPLICABLE         DOMESTIC          APPLICABLE            APPLICABLE
         INSTITUTION                COMMITMENT        PERCENTAGES       COMMITMENT         PERCENTAGES           PERCENTAGE
         -----------                ----------        -----------       ----------         -----------           ----------
Bank of America, N.A.               $25,000,000      16.666666667%    $  121,669,170       7.604323125%         8.381095429%
JPMorgan Chase Bank                 $25,000,000      16.666666667%    $  121,669,170       7.604323125%         8.381095429%
Barclays Bank PLC                   $25,000,000      16.666666667%    $  102,500,000       6.406250000%         7.285714286%
Citibank, N.A.                      $25,000,000      16.666666667%    $  102,500,000       6.406250000%         7.285714286%
Credit Suisse First Boston
acting through its Cayman
Islands Branch                      $25,000,000      16.666666667%    $  102,500,000       6.406250000%         7.285714286%
Deutsche Bank Luxembourg SA         $25,000,000      16.666666667%                 -                 -          1.428571428%
Deutsche Bank AG New York Branch              -                 -     $  102,500,000       6.406250000%         5.857142857%
SunTrust Bank                                 -                 -     $  110,000,000       6.875000000%         6.285714286%
The Bank of New York                          -                 -     $   95,000,000       5.937500000%         5.428571429%
William Street Credit
Corporation                                   -                 -     $   95,000,000       5.937500000%         5.428571429%
Morgan Stanley Bank                           -                 -     $   95,000,000       5.937500000%         5.428571429%
Sumitomo Mitsui Banking
Corp., New York                               -                 -     $   95,000,000       5.937500000%         5.428571429%
UBS Loan Finance, LLC                         -                 -     $   95,000,000       5.937500000%         5.428571429%
Wachovia Bank, National
Association                                   -                 -     $   95,000,000       5.937500000%         5.428571429%
Harris Nesbitt Financing, Inc.                -                 -     $   50,000,000       3.125000000%         2.857142857%
BNP Paribas                                   -                 -     $   50,000,000       3.125000000%         2.857142857%
Societe Generale                              -                 -     $   50,000,000       3.125000000%         2.857142857%
UFJ Bank Limited, New York
Branch                                        -                 -     $   50,000,000       3.125000000%         2.857142857%
Union Bank of California, N.A.                -                 -     $   36,661,660       2.291353750%         2.094952000%
US Bank, National Association                 -                 -     $   30,000,000       1.875000000%         1.714285714%
                                   ------------     -------------     --------------     -------------        -------------
TOTAL                              $150,000,000     100.000000000%    $1,600,000,000     100.000000000%       100.000000000%
                                   ------------     -------------     --------------     -------------        -------------
                                                                                                           Total Percentage

                                  Schedule 2.01

                                                                   SCHEDULE 7.05

                   SUPPLEMENT TO INTERIM FINANCIAL STATEMENTS

                                  Schedule 7.13

                                                                  SCHEDULE 12.02

                          CERTAIN ADDRESSES FOR NOTICES
                         ADMINISTRATIVE AGENT'S OFFICE;
                   OFFSHORE SUB-ADMINISTRATIVE AGENT'S OFFICE;

CLEAR CHANNEL COMMUNICATIONS, INC.:
Clear Channel Communications, Inc.
200 East Basse Road
San Antonio, Texas 78209
Attention: Brian Coleman, Vice President, Treasurer
Telephone: 210.832.3311
Telecopier: 210.822.3888
Electronic Mail: BrianColeman@clearchannel.com
Website Address: www.clearchannel.com

CLEAR CHANNEL INTERNATIONAL LIMITED
Clear Channel International Limited
1 Cluny Mews
London SW5 9EG
Attention: Wendy Guscott, Treasury and Finance Manager
Telephone: +44 20 7341 5421
Telecopier: +44 20 7341 5430
Electronic Mail: WendyGuscott@clearchannelint.com
Website Address:  www.clearchannel.com/international

                                  Schedule 7.13
                                     Page 2

ADMINISTRATIVE AGENT:
Administrative Agent's Office
(for payments and Requests for Credit Extensions):

Bank of America, N.A.
901 Main St. 14th Floor
Dallas, TX 75201
Attention: Nita Gerstung
Telephone: 214 209-9126
Telecopier: 214 290-9478
Electronic Mail: nita.gerstung@bankofamerica.com

Account No. (for Dollars): 1292000883
Ref: Clear Channel Communications, Inc., Attn: Credit Services
ABA# 111000012

Account No. (for Euro):  65280019
Ref: Clear Channel Communications, Inc., Attn: Credit Services
Swift Address: BOFAGB22

[ACCOUNT NO. (FOR STERLING): 65280027
REF: CLEAR CHANNEL COMMUNICATIONS, INC., ATTN: CREDIT SERVICES
LONDON SORT CODE: 16-50-50
SWIFT ADDRESS: BOFAGB22]

                                  Schedule 7.13

Other Notices as Administrative Agent:
Bank of America, N.A.
Agency Management
Street Address
901 Main Street
Mail Code: TX1-492-14-11
Dallas, Texas, 75202
City, State ZIP Code
Attention: Richard Peck
Attention: Maurice Washington
Telephone: 214-209-2576
Telecopier: 214-209-9390
Telephone: 214-209-4128
Telecopier: 214-290-9544
Electronic Mail: richard.m.peck@bankofamerica.com
Electronic Mail: maurice.washington@bankofamerica.com

L/C ISSUER:

Bank of America, N.A.
Trade Operations-Los Angeles #22621
333 S. Beaudry Avenue, 19th Floor
Mail Code: CA9-703-19-23
Los Angeles, CA 90017-1466
Attention: Sandra Leon
Vice President
Telephone: 213.345.5231
Telecopier: 213.345.6694
Electronic Mail: Sandra.Leon@bankofamerica.com

SWING LINE LENDER:

Bank of America, N.A.
Street Address 901 Main St 14th Floor
Mail Code: TX1-492-14-12
Dallas, TX  75202
Attention: Nita Gerstung
Telephone: 214 209-9126
Telecopier: 214 290-9478
Electronic Mail: nita.gerstung@bankofamerica.com
Account No.: 1292000883
Ref: Clear Channel Communications, Inc.
ABA# 111000012

                                  Schedule 7.13

OFFSHORE SUB-ADMINISTRATIVE AGENT:
(for payments and Request for Credit Extensions)

Bank of America, N.A.
5 Canada Square
London E14 5AQ
United Kingdom
Attention: Loans Agency

Telephone: +44 20 8313 2992
Telecopied: +44 20 8313 2149

ACCOUNT NO. (FOR US DOLLARS)
Bank of America N.A., New York
ABA No: 026009593
Account: Bank of America, N.A., London
Account No. 37/60564
Attention: Karen Hall, Loans Agency

ACCOUNT NO. (FOR STERLING)
Bank of America, N.A., London
Sort Code: 16-50-50
SWIFT: BOFAGB22
Attention: Karen Hall, Loans Agency

ACCOUNT NO. (FOR EURO)
Bank of America, N.A., London
SWIFT: BOFAGB22
Attention: Karen Hall, Loans Agency

                                  Schedule 7.13
                                     Page 5